CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.9

FIRST AMENDMENT, CONSENT, WAIVER AND JOINDER TO CREDIT AGREEMENT

THIS FIRST AMENDMENT, CONSENT, WAIVER AND JOINDER TO CREDIT AGREEMENT, dated as of June 11, 2026 (this “Amendment”), is made by and among Amaero Advanced Materials & Manufacturing, Inc., a Delaware corporation (the “Borrower”), AMAERO INC., a Delaware corporation (“US HoldCo”), AMAERO LTD (ACN 633 541 634), an Australian limited company (“Amaero International”), AM AERO INC., a California corporation (“AM Aero”), AMAERO ENGINEERING PTY LIMITED (ACN 162 732 649), an Australian limited company (“Amaero Engineering”), AMAERO ALLOYS PTY LIMITED (ACN 644 922 636), an Australian limited company (“Amaero Alloys”, together with US HoldCo, Amaero International, AM Aero, Amaero Engineering, the “Guarantors” and each a “Guarantor”), and the EXPORT-IMPORT BANK OF THE UNITED STATES, an agency of the United States of America (“EXIM Bank”).

RECITALS

WHEREAS, the Borrower, the Guarantors (other than US HoldCo) and EXIM Bank are parties to that certain Credit Agreement, dated as of February 25, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower and EXIM Bank are parties to that certain Security Agreement, dated as of June 11, 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Security Agreement”);

WHEREAS, the Borrower has requested that EXIM Bank increase the Total Commitment Amount to reimburse certain Contract Goods and Services in connection with the Project and, in accordance with Section 5(h) of the Security Agreement, to amend Schedule 2 to the Security Agreement to update the items of equipment identified thereon;

WHEREAS, the Borrower has requested that EXIM Bank amend the initial testing date for the Fixed Charge Coverage Ratio under Section 9.02(ff)(iii) of the Credit Agreement;

WHEREAS, in accordance with Section 9.03(a)(vii)(C), the Borrower has advised EXIM Bank that Amaero Engineering and Amaero Alloys (together, the “Released Guarantors”) each own no material assets, engage in no business and otherwise have no activities and that Amaero Engineering applied for voluntary deregistration on April 24, 2026, and Amaero Alloys applied for voluntary deregistration on April 22, 2026 (collectively, the “Australian Subsidiary Guarantor Dissolution”);

WHEREAS, in connection with the Australian Subsidiary Guarantor Dissolution, the Borrower has requested that EXIM Bank release the Released Guarantors from their obligations as guarantors under the Credit Agreement and the other Finance Documents (the “Australian Subsidiary Guarantor Release”);

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WHEREAS, US Holdco was formed for the purpose of re-domiciling Amaero International to the United States through US Holdco acquiring all of the ordinary shares in Amaero International by way of a scheme of arrangement between Amaero International and its shareholders (the “Scheme”), which Scheme is expected to be implemented on or about June 22, 2026;

WHEREAS, the Borrower has advised EXIM Bank that the Borrower has failed to comply with its obligations under Section 9.03(a)(vi) of the Credit Agreement, due to the Borrower’s failure to provide at least twenty (20) days’ prior written notice to EXIM Bank of Amaero International’s change in corporate name and has requested a waiver of the Event of Defaults arising under Section 10.03(a)(iv) of the Credit Agreement with respect to failure to provide timely notice of such Event of Default and Section 10.03(a)(v) with respect to the non-compliance under Section 9.03(a)(vi) (collectively, the “Specified Defaults”);

WHEREAS, the Borrower has requested that EXIM Bank amend and/or waive certain provisions of the Credit Agreement pursuant to Section 12.11 thereof, including to (a) provide for an increase in the Total Commitment Amount, (b) modify the initial testing date for the Fixed Charge Coverage Ratio, (c) join US HoldCo as a guarantor to the Credit Agreement, (d) consent to the waiver of the Specified Defaults and (e) consent to the Australian Subsidiary Guarantor Release;

WHEREAS, EXIM Bank is willing to make such amendments, consents and/or waivers on the terms and subject to the conditions set forth herein, it being the intention of the parties that such amendments do not constitute a novation of the obligations under the Credit Agreement or any other Finance Document and that all guarantees and security interests shall continue in full force and effect; and

NOW, THEREFORE, in consideration of the premises and of the agreements and representations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

Section 1.2 Interpretation.

The principles of construction set forth in Section 1.02 (Principles of Construction) of the Credit Agreement shall apply mutatis mutandis to this Amendment as if expressly set forth herein.

2

ARTICLE 2

AMENDMENTS

Subject to the satisfaction of the conditions precedent set forth in Article 5 hereof, and effective as of the First Amendment Effective Date (as defined below):

(a)
the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Annex A hereto; and
(b)
Schedule 2 to the Security Agreement is hereby amended to delete it in its entirety and replace it with the form attached hereto as Annex B.

ARTICLE 3

consent, waiver and joinder

Section 3.1 Consent to Australian Subsidiary Guarantor Release.

(a)
Subject to the satisfaction or waiver of the conditions set forth in Article 5 hereof, and effective as of the First Amendment Effective Date (as defined below), and without any amendment to the terms thereof or waiver of any condition relating thereto that would be materially adverse to EXIM Bank, EXIM Bank hereby releases Amaero Alloys and Amaero Engineering from their respective obligations as a Guarantor under the Credit Agreement and the other Finance Documents automatically and without any further action being required to effectuate the foregoing, and hereby consents to the Australian Subsidiary Guarantor Dissolution, subject to Section 3.1(c) below.
(b)
Notwithstanding anything to the contrary herein, EXIM Bank’s consent in the foregoing Section 3.1(a) shall expire on July 31, 2026 unless the Australian Subsidiary Guarantor Dissolution has been consummated on or prior to July 31, 2026.
(c)
The representation and warranty in Article 4(j) hereof is deemed to be re-made as of the date of the consummation of the Australian Subsidiary Guarantor Dissolution.

Section 3.2 Waiver of Specified Defaults. Subject to the satisfaction or waiver of the conditions set forth in Article 5 hereof, and effective as of the First Amendment Effective Date (as defined below), EXIM Bank hereby waives the Specified Defaults.

Section 3.3 Joinder of US HoldCo

(a)
As of the date hereof, US HoldCo hereby agrees to:
(i)
join the Credit Agreement and the other Finance Documents as a “Guarantor”;

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(ii)
be bound by all covenants, agreements and acknowledgments attributable to a Guarantor in the Credit Agreement and the other Finance Documents; and
(iii)
perform all obligations and duties required of it by the Credit Agreement as a Guarantor.
(b)
Without limiting the foregoing, US HoldCo, jointly and severally with each other Guarantor, hereby unconditionally and irrevocably guarantees to EXIM Bank and its successors and assigns, as provided in the Guarantors’ Guarantee, the full, prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the aggregate outstanding principal amount of the Disbursements under the Credit Agreement, interest thereon and any and all other amounts payable by the Borrower to EXIM Bank under the Credit Agreement (as amended by this Amendment), any Note or any other Finance Document.
(c)
US HoldCo hereby represents and warrants that the representations and warranties required to be made by it contained in the Credit Agreement (as amended by this Amendment) and in each of the other Finance Documents to which US HoldCo is a party, by virtue of this Joinder Agreement or otherwise, are true and correct on the date hereof as if made on and as of the date hereof (except for any representations and warranties which are expressly stated to be given solely as of an earlier date, in which case such representation or warranty shall be true and correct in all respects on and as of such earlier date).
(d)
All references to Guarantor or Guarantors in the Credit Agreement (as amended by this Amendment) or the other Finance Documents are hereby deemed to include US HoldCo. Upon implementation of the Scheme, all references to Holdings in the Credit Agreement (as amended by this Amendment) or the other Finance Documents shall be deemed to include US HoldCo. Within two (2) Business Days after implementation of the Scheme, US HoldCo hereby agrees to deliver written notice to EXIM Bank (which may be via email) confirming that the HoldCo Transaction has occurred.
(e)
The Borrower and each of the Guarantors agree to promptly execute all further documentation and to take such additional actions as from time to time reasonably requested by EXIM Bank to be executed by the Borrower and each Guarantor, in order to join US HoldCo as a Guarantor under the Credit Agreement and other Finance Documents.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

The Borrower and the Guarantors hereby represent and warrant as of the date hereof and as of the First Amendment Effective Date that:

(a)
after giving effect to this Amendment, no Event of Default or no Potential Default has occurred and is continuing or will occur immediately following the execution of this Amendment;

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(b)
after giving effect to this Amendment, the representations and warranties made by the Borrower and the Guarantors in this Amendment and in the other Finance Documents shall be true and accurate on and as of the date of this Amendment and the First Amendment Effective Date (except for any representations and warranties which are expressly stated to be given solely as of an earlier date, in which case such representation or warranty shall be true and correct in all respects on and as of such earlier date);
(c)
the execution, delivery and performance or observance by the Borrower and each of the Guarantors of the terms of, and consummation by the Borrower and the Guarantors of the transactions contemplated by, this Amendment do not and will not conflict with or result in a breach or violation of: (A) the Organizational Documents of the Borrower or the Guarantors, as applicable; (B) any law of the United States or any other ordinance, decree, constitutional provision, regulation or other requirement of any Governmental Authority; or (C) any order, writ, injunction, judgment, decree or award of any court or other tribunal. Further, each of the Borrower’s and Guarantors’ execution and delivery of this Amendment, the performance and observance of its obligations thereunder, and the consummation of the transactions contemplated by this Amendment do not and will not conflict with or result in a breach of any agreement or instrument to which the Borrower or the Guarantors, as applicable, is a party or to which it or any of its revenues, properties or assets may be subject, or result in the creation or imposition of any lien upon any of the revenues, properties or assets of the Borrower or the Guarantors, as applicable, pursuant to any such agreement or instrument other than the Liens upon the Collateral created under the Security Documents;
(d)
all consents of any Person required for the execution, delivery and performance by the Borrower and each Guarantor of this Amendment have been obtained or made and are in full force and effect;
(e)
subject in the case of the Released Guarantors to the pending Australian Subsidiary Guarantor Dissolution, each of the Borrower and the Guarantors is duly organized or incorporated (as applicable), validly existing and in good standing (to the extent the concept is applicable in such jurisdiction) under the laws of the jurisdiction of its incorporation or formation and is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, with full power, authority and legal right to own its property and carry on its business as now conducted, and has taken all actions necessary or advisable to authorize it to execute, deliver, perform, and observe the terms and conditions of this Amendment and the other Finance Documents;
(f)
each of the Borrower and the Guarantors has duly executed and delivered this Amendment; each of the Finance Documents that has been executed and delivered constitutes, and each such Finance Document that may hereafter be executed and delivered will constitute, a direct, general, and unconditional obligation of the Borrower and the Guarantors (to the extent each is a party thereto) that is legal, valid, and binding upon the Borrower and the Guarantors that are party thereto and enforceable against the Borrower and the Guarantors that are party thereto in accordance with its respective terms, except as such enforceability may be limited by applicable insolvency, reorganization, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors’ rights generally, and by the application of general principles

5

of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity;
(g)
all documents, reports, and other written information (other than projected or pro forma financial information) that have been furnished by or on behalf of the Borrower and the Guarantors to EXIM Bank in connection with this Amendment and the transactions contemplated hereby, taken as a whole, are true and correct in all material respects and do not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained herein or therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected or pro forma financial information, the Borrower and the Guarantors represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material);
(h)
each of the Borrower and the Guarantors is Solvent as of the date hereof after giving effect to this Amendment;
(i)
no event or circumstance has occurred since the date of the most recent Company Financial Statements that has had or could reasonably be expected to have a material adverse effect;
(j)
Each of the Released Guarantors owns no material assets, engages in no business and otherwise has no activities, and the Borrower has determined in good faith that the dissolution of each Released Guarantor is in the best interests of the Loan Parties and their Subsidiaries and is not disadvantageous to EXIM Bank; and
(k)
after giving effect to all of the Disbursements under the Credit Agreement (including any Disbursement made or to be made after giving effect to this Amendment), Annex B hereto is a true, correct and complete list of all of the Equipment that the Borrower has received an advance from EXIM Bank to reimburse the Borrower for payments to Suppliers for such Equipment.

ARTICLE 5

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective on and as of the Business Day on which the following conditions shall have been satisfied or waived (the “First Amendment Effective Date”) each, in form and substance satisfactory to EXIM Bank or in a manner satisfactory to EXIM Bank:

(a)
EXIM Bank shall have received duly executed counterparts of this Amendment from each of the Loan Parties party hereto;
(b)
EXIM Bank shall have received evidence of the payment in full of the fees and out-of-pocket expenses due and payable to EXIM Bank’s outside counsel and any Independent Consultant;

6

(c)
after giving effect to this Amendment, all of the representations and warranties made by the Borrower and the Guarantors in this Amendment, the Credit Agreement (as amended hereby) and in the other Finance Documents shall be true and accurate on and as of the date of this Amendment and the First Amendment Effective Date (except for any representations and warranties which are expressly stated to be given solely as of an earlier date, in which case such representation or warranty shall be true and correct in all respects on and as of such earlier date);
(d)
after giving effect to this Amendment, no Event of Default or no Potential Default exists on such date, or would result from the execution, delivery or performance by the Borrower or any Guarantor of this Amendment and the Credit Agreement (as amended hereby);
(e)
no law, regulation, ruling or other action of any Governmental Authority shall be in effect or shall have occurred, the effect of which would be to prevent any party to this Amendment and the Credit Agreement (as amended hereby) from fulfilling its obligations;
(f)
copies, certified as true copies by an Authorized Officer of the Loan Parties of each consent, license, authorization or approval of, and exemption by, any Governmental Authority, which are necessary or advisable: (i) for the execution, delivery, performance, and observance by the Loan Parties of this Amendment; and (ii) for the validity, binding effect, and enforceability of Amendment and the Credit Agreement (as amended hereby);
(g)
a certificate of the Borrower acknowledging and agreeing that any loan made by EXIM Bank pursuant to this Amendment and the Credit Agreement (as amended hereby) and any determination by EXIM Bank as to whether any Contract Goods and Services are Contract Goods and Services shall not prejudice or otherwise have any binding effect with regard to any determination by the IRS, the U.S. Department of the Treasury or a court of law as to the tax basis of the Project or any part thereof under the Code;
(h)
a certificate from the Borrower certifying that the Project is not a “public works project” within the meaning of the Davis-Bacon Act or any other Applicable Law;
(i)
no event or circumstance shall have occurred which, in the judgment of EXIM Bank, is likely to materially and adversely affect the financial condition, business, prospects or operations of any Loan Party or the ability of any Loan Party to perform all or any of its obligations under this Amendment, the Credit Agreement (as amended hereby), any Note or any other Finance Document, as the case may be;
(j)
the Acquisition List with respect to the First Amendment Increased Commitment Amount in the form approved by EXIM Bank;
(k)
evidence that each Loan Party (other than the Released Guarantors) is duly organized or formed, validly existing and, to the extent the concept is applicable in such jurisdiction, in good standing under the laws of the jurisdiction of its incorporation or formation and for each Loan Party (other than the Australian Guarantor) and to the extent applicable in its jurisdiction of incorporation, evidence that it is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license;

7

(l)
a completed verification certificate in respect of the Australian Guarantor, duly signed by two directors of the Australian Guarantor, in form and substance satisfactory to EXIM Bank, together with all attachments referred to in such certificate and dated no earlier than 5 days before the date of the First Amendment Effective Date, provided that the verification certificate may include a certification that the attachments referred to in such certificate have not been amended since last delivered to EXIM Bank and remain in full force and effect;
(m)
evidence of (i) the authority (and, in the case of Australian Guarantor, extracts thereof) of each Loan Party (other than the Released Guarantors) to execute, deliver, perform and observe the terms and conditions of this Amendment, the Credit Agreement (as amended hereby) or any Note; and (ii) the authority (including specimen signatures) for each Person who, on behalf of each Loan Party (other than the Released Guarantors), signed this Amendment, and/or will sign any Note and such other documents and certificates (including Organizational Documents and, to the extent the concept is applicable in such jurisdiction, good standing certificates) as EXIM Bank may request relating to the organization, existence and good standing (to the extent the concept is applicable in such jurisdiction) of each Loan Party and any other legal matters relating to a Loan Party, this Amendment or the transactions contemplated hereby;
(n)
an opinion of external legal counsel to each Loan Party (other than the Released Guarantors) and, in the case of the Australian Guarantor, Clayton Utz as external Australian legal counsel to EXIM, in form and scope acceptable to EXIM Bank, and, if requested by EXIM Bank, an opinion from independent legal counsel selected by EXIM Bank, as to such matters relating to this Amendment, the Credit Agreement (as amended hereby) or the transactions contemplated hereby or thereby as specified by EXIM Bank;
(o)
US HoldCo shall have delivered an Anti-Lobbying Certificate and Iran Activities Certification, in each case, executed by Authorized Officer(s) of US HoldCo;
(p)
a Note in the form of Annex A to the Credit Agreement, executed by the Borrower and endorsed by the Guarantors (other than the Released Guarantors); provided that upon receipt of such Note by EXIM Bank (or its designee), the Note delivered on or around the Original Signing Date shall be deemed cancelled;
(q)
a copy of recent Uniform Commercial Code searches or other lien registry searches in each applicable jurisdiction relating to the Collateral and the Loan Parties, as determined by EXIM Bank, including Australian Securities and Investments Commission and Personal Property Securities Register search results in respect of the Australian Guarantor; and
(r)
any other documents, certificates, instruments, authorization, opinion, assurance, or information relating to the First Amendment to Credit Agreement, this Agreement, any Note, or any other Finance Document or the transactions contemplated hereby or thereby (including the entry into and performance of the transactions contemplated under them by any Loan Party) as EXIM Bank may have reasonably requested.

8

ARTICLE 6

MISCELLANEOUS

Section 6.1 Reference to and Effect on the Finance Documents.

(a)
Upon the due execution and delivery of this Amendment by the parties, on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import, and each reference in the other Finance Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein,” “thereby” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as the terms thereof have been amended hereby.
(b)
This Amendment is effective only in the specific instances and for the specific purposes described herein. Except as specifically amended hereby, the Credit Agreement and the other Finance Documents shall remain in full force and effect in all respects and each is hereby ratified and confirmed.
(c)
Nothing in this Amendment shall be construed to act as a release of, or prejudice the rights of EXIM Bank (or any successors) in, any guarantees given by any party pursuant to the Credit Agreement and the other Finance Documents except solely to the extent expressly provided herein with respect to Amaero Engineering and Amaero Alloys and the Australian Subsidiary Guarantor Release.
(d)
Each of the Borrower and each Guarantor (other than the Released Guarantors) hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Finance Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Finance Documents (including, without limitation, the grant of security made by such Person pursuant to each Security Document) and confirms that such liens and security interests continue to secure the obligations under the Finance Documents, subject to the terms thereof, and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the obligations pursuant to the Credit Agreement.
(e)
The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of EXIM Bank under any of the Finance Documents, nor constitute a waiver of any provision of the Finance Documents or in any way limit, impair or otherwise affect the rights and remedies of EXIM Bank under the Finance Documents, except as provided herein.
(f)
By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of a pre-existing indebtedness and related agreement, as evidenced by the Credit Agreement. For the avoidance of doubt, nothing in this Amendment shall be construed as (A) an extinguishment, satisfaction, discharge, release, impairment or novation of any obligations under the Finance Documents, or (B) a release, reduction, termination, or subordination of, or otherwise affecting, any Lien or the priority of any Lien created pursuant to the Security Documents, all of which remain in full force and effect.

9

Section 6.2 Incorporation by Reference.

Section 11 (Governing Law and Jurisdiction), Section 12.12 (Counterparts), Section 12.15 (Severability) and Section 12.16 (Waiver of Jury Trial) shall apply mutatis mutandis to this Amendment as if expressly set forth herein.

Section 6.3 Finance Document.

Each of the Borrower and the Guarantors and EXIM Bank designate as of the date hereof this Amendment as a Finance Document.

Section 6.4 Costs and Expenses.

Each of the Borrower and the Guarantors agrees to pay all reasonable and documented out-of-pocket costs and expenses of EXIM Bank in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, reasonable and documented out-of-pocket fees, disbursements and other charges of counsel) in accordance with the terms of Section 7.03 of the Credit Agreement.

[signature pages follow]

10

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered on its behalf by its authorized representative as of the date first above written.

Amaero Advanced Materials & Manufacturing Inc.

By:	/s/ Hank J. Holland
(Signature)

Name:	Hank J. Holland
(Print)

Title:	Chief Executive Officer, President and Secretary
(Print)

Executed by Amaero LTD (ACN 633 541 634) in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Erik Levy	/s/ Hank J. Holland
Signature of director	Signature of company secretary/director
Erik Levy	Hank Jarret Holland
Full name of above signatory	Full name of above signatory
(Print)

Executed by Amaero Engineering Pty Limited (ACN 162 732 649) in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Hank J. Holland	/s/ Laura Ashleigh Newell
Signature of director	Signature of company secretary/director
Hank Jarret Holland	Laura Ashleigh Newell
Full name of above signatory	Full name of above signatory
(Print)

Executed by Amaero Alloys Pty Limited (ACN 644 922 636) in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Hank J. Holland	/s/ Laura Ashleigh Newell
Signature of director	Signature of company secretary/director
Hank Jarret Holland	Laura Ashleigh Newell
Full name of above signatory	Full name of above signatory
(Print)

Am AERO INC.

By:	/s/ Hank J. Holland
(Signature)

Name:	Hank J. Holland
(Print)

Title:	Chief Executive Officer, President and Corporate Secretary

AmAERO INC.

By:	/s/ Hank J. Holland
(Signature)

Name:	Hank J. Holland
(Print)

Title:	Chief Executive Officer and President

EXPORT-IMPORT BANK OF THE UNITED STATES

By:	/s/ David R. Fiore
(Signature)

Name:	David R. Fiore

Title:	Vice President – Transportation Division

Annex A

Amended Credit Agreement

[see attached]

CREDIT AGREEMENT

dated as of February 25, 2025

among

AMAERO ADVANCED MATERIALS & MANUFACTURING, INC.,
as Borrower

AMAERO ~~INTERNATIONAL LIMITED~~LTD (ACN 633 541 634),

as a Guarantor

AM Aero Inc.,

as a Guarantor

Amaero ~~Engineering Pty Limited (ACN 162 732 649)~~Inc.,

as a Guarantor

~~Amaero Alloys Pty Limited (ACN 644 922 636),~~

~~as a Guarantor~~

and

EXPORT-IMPORT BANK OF THE UNITED STATES

EXIM Bank Transaction No. AP089530XX

EXIM Bank Transaction No. AP089530XX

Term Sheet

1.	Borrower:	Amaero Advanced Materials & Manufacturing, Inc.
2.	Documentation Agent:	Centre Merchant Finance
3.	Account Bank:	Western Alliance Bank
4.	Guarantors:	Amaero Inc. Amaero ~~International Limited~~Ltd (ACN 633 541 634) AM Aero Inc. ~~Amaero Engineering Pty Limited (ACN 162 732 649) Amaero Alloys Pty Limited (ACN 644 922 636)~~
5.	Financed Portion Amount:	U.S.$~~20,265,502.82~~23,174,347.00
	(a) Exposure Fee Percentage (applied to the Financed Portion Amount):	12.5619%
	Exposure Fee Amount:	U.S.$~~2,545,732.20~~2,911,138.30
Financed
As disbursed
6.	Total Commitment Amount:	U.S.$~~22,811,235.02~~26,085,485.30
7.	Applicable Interest Rate:	CIRR, determined on the Business Day which is five (5) Business Days prior to the first Disbursement Date.
8.
Commitment Fee: ~~One-half~~(x) with respect to the Original Total Commitment Amount, one-half of one percent (0.50%) per annum on the uncanceled and undisbursed amount of the Total Commitment Amount, accruing from March 9, 2025, to the Final Disbursement Date, and payable semi-annually on July 15 and December 15 of each year beginning on July 15, 2025 and (y) with respect to the First Amendment Increased Commitment Amount, one-half of one percent (0.50%) per annum on the uncancelled and undisbursed amount of the First Amendment Increased Commitment Amount accruing from June 11, 2026, to the Final Disbursement Date and payable semi-annually on July 15 and December 15 of each year beginning on July 15, 2026.
9.
Principal Repayment: Twenty-Eight (28) quarterly installments, due and payable on March 30, June 30, September 30 and December 30 of each year, beginning on September 30, 2027, until all of the principal outstanding under this Agreement is repaid in full.

10. Payment Instructions: The following instructions are to be used for the remittance of any payments made to EXIM Bank using the Federal Reserve Wire Network (FedWire):

Fedwire Field Tag	Fedwire Field Name	Required Information

{1510}	Type/Subtype
{2000}	Amount
{3400}	Receiver ABA routing number *
{3400}	Receiver ABA short name
{3600}	Business Function Code
{4200}	Beneficiary Identifier (account number)
{4200}	Beneficiary Name
{5000}	Originator
{6000}	Originator to Beneficiary Information – Line 1

* The financial institution address for the U.S. Department of the Treasury’s ABA routing number is

** For example, Commitment Fee, Exposure Fee, Principal, Interest, etc.

11.
Note required at first Disbursement: Yes
12.
Except as otherwise provided in the Agreement, all notices shall be directed to the respective parties in accordance with the following:

To the Borrower and each Guarantor:
Address:	c/o Amaero Advanced Materials & Manufacturing, Inc.

130 Innovation Drive SW McDonald, TN 37353
Attention:	~~Chris Scanlon~~Brett Paduch
Telephone:
E-mail:
To EXIM Bank:
Address:	Export-Import Bank of the United States 811 Vermont Avenue, N.W. Washington, D.C. 20571
Attention:	Vice President – Asset Management Division
Telephone:
E-mail:

CREDIT AGREEMENT -i-

Table of Contents

(continued)

Page

SECTION 9 REPRESENTATIONS, WARRANTIES, AND COVENANTS		50
9.01	Representations and Warranties of the Loan Parties	50
9.02	Affirmative Covenants of the Loan Parties	60
9.03	Negative Covenants of the Loan Parties	71
SECTION 10 CANCELLATION, SUSPENSION, AND EVENTS OF DEFAULT		75
10.01	Cancellation by the Borrower	75
10.02	Suspension and Cancellation by EXIM Bank	75
10.03	Events of Default and Remedies	76
SECTION 11 GOVERNING LAW AND JURISDICTION		80
11.01	Governing Law	80
11.02	Submission to Jurisdiction	80
11.03	Service of Process.	80
11.04	Waiver of Immunity	81
11.05	Waiver of Security Requirements	82
11.06	No Limitation	82
SECTION 12 MISCELLANEOUS		82
12.01	Computations	82
12.02	Notices	82
12.03	Disposition of Indebtedness.	82
12.04	Benefit of Agreement	83
12.05	Disclaimer	83
12.06	Waiver of Consequential Damages, Etc	83
12.07	Payments Set Aside	84
12.08	No Advisory or Fiduciary Relationship	84
12.09	No Waiver; Remedies Cumulative	84
12.10	Entire Agreement	84
12.11	Amendment or Waiver	84
12.12	Counterparts	84
12.13	Judgment Currency	85
12.14	English Language	85
12.15	Severability	85
12.16	Waiver of Jury Trial	85
12.17	Survival	86
12.18	Patriot Act	86

CREDIT AGREEMENT -ii-

Table of Contents

(continued)

Page

SECTION 13 GUARANTEE.		86
13.01	Guarantors’ Guarantee	86
13.02	Guarantee Continuing and Unconditional	86
13.03	Reinstatement	87
13.04	Endorsement of Note(s)	87
ANNEX A		1
SCHEDULE 1 TO THE PROMISSORY NOTE		5
SCHEDULE 2 TO THE PROMISSORY NOTE		6
ANNEX B		1
Exhibit B-1		1
Annex C		1
Annex D		1

CREDIT AGREEMENT -iii-

SCHEDULE, ANNEXES AND EXHIBITS

Schedule 1	-	Repayment Schedule
Schedule 2	-	Minimum Insurance Requirements
Schedule 3	-	Capitalization; Subsidiaries
Schedule 4	-	Permitted Indebtedness
Schedule 5	-	Permitted Investments
Schedule 6	-	Permitted Liens

Annex A	-	Form of Note
Annex B	-	Disbursement Procedures for Direct Credits
Exhibit B-1	-	Form of Request for Reimbursement
Annex C	-	Form of MMIA Compliance Plan
Annex D	-	Form of MMIA Annual Report
Annex E	-	Form of Compliance Certificate

CREDIT AGREEMENT -iv-

This CREDIT AGREEMENT, dated as of February 25, 2025, is made by and among AMAERO ADVANCED MATERIALS & MANUFACTURING INC., a Delaware corporation (the “Borrower”), Amaero ~~International Limited~~LTD (ACN 633 541 634), an Australian limited company (“Amaero International”), AM Aero Inc., a California corporation (“AM Aero”), AMAERO ~~Engineering Pty Limited (aCN 162 732 649), an Australian limited company (“Amaero Engineering”), Amaero Alloys Pty Limited (aCN 644 922 636), an Australian limited company (“Amaero Alloys”)~~INC., a Delaware corporation (“US HoldCo”), and the EXPORT-IMPORT BANK OF THE UNITED STATES, an agency of the United States of America (“EXIM Bank”). Capitalized terms used herein shall be defined as provided in ~~Section 1~~Section 1.

BACKGROUND

WHEREAS:

(A)
~~by this Agreement,~~ EXIM Bank ~~has~~previously established, pursuant to this Agreement as originally executed on the Original Signing Date (as defined below), a credit facility, in an aggregate principal amount not to exceed the Original Total Commitment Amount, pursuant to which EXIM Bank ~~shall~~agreed to extend financing (such facility, as increased pursuant to the First Amendment Increased Commitment Amount (as defined below), the “Credit Facility”) to the Borrower to: (i) finance the purchase and installation of Contract Goods and Services (as defined below) to expand the Borrower’s critical minerals and refractory alloy processing facility located at the Project Site (the “Project” or the “EXIM Financed Project”), (ii) finance or refinance the cost of various Ancillary Services, and (iii) finance the payment of the Exposure Fee and the Documentation Agent Fee;
(B)
pursuant to that certain First Amendment to Credit Agreement (as defined below), the Borrower has requested, and EXIM Bank has agreed, to increase the Total Commitment Amount in an aggregate amount not to exceed the First Amendment Increased Commitment Amount (as defined below), to reimburse the purchase and installation of certain Contract Goods and Services (as defined below) in connection with the Project and to finance the payment of the Exposure Fee;
(C)
~~(B)~~ the establishment of the Credit Facility will facilitate exports from the United States;
(D)
~~(C)~~ the Credit Facility may be utilized by the Borrower in accordance with the terms and conditions of this Agreement; and
(E)
~~(D)~~ pursuant to the terms of this Agreement, the Guarantors (as defined below) have agreed to, jointly and severally, guarantee the payment in full when due (whether at stated maturity, by reason of acceleration or otherwise) of all amounts due by the Borrower to EXIM Bank under this Agreement, any Note or any other Finance Document.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

section 1 DEFINITIONS AND PRINCIPLES OF CONSTRUCTION

1.01
Defined Terms. Unless otherwise defined herein, the following terms shall have the meanings specified below.

“Account Bank” shall have the meaning set forth in the Term Sheet.

“Accounting Change” shall mean changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the administrative body of the Applicable Accounting Standard.

“Accounting Change Over Date” shall have the meaning set forth in Section 1.02(j).

“Acquisition” shall mean any purchase or other acquisition by Parent or its Subsidiaries of (a) Equity Interests of a Person that, upon the consummation thereof, will become a Subsidiary (including as a result of a merger or consolidation) or (b) all or substantially all the assets of, or assets constituting one or more business units of, any Person.

“Acquisition List” shall mean the list of Contract Goods and Services in a form specified by EXIM Bank approved for financing under the Credit Facility and delivered to EXIM Bank pursuant to Section 6.01(e), as it may be amended or otherwise modified from time to time (with the prior written consent of EXIM Bank).

“Affiliate” shall mean as to any Person (a) any other Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (b) any other Person directly or indirectly owning, controlling or holding the power to vote twenty percent (20%) or more of the outstanding voting securities of the Person in question, or (c) any other Person twenty percent (20%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with the power to vote such securities by the Person in question.

“Agreement” shall mean this Credit Agreement, including any annex, exhibit, schedule, Term Sheet and other attachment thereto, in each case, as amended, amended and restated, supplemented or otherwise modified from time to time.

“AM Aero” shall have the meaning set forth in the preamble to this Agreement.

~~“Amaero Alloys” shall have the meaning set forth in the preamble to this Agreement.~~

~~“Amaero Engineering” shall have the meaning set forth in the preamble to this Agreement.~~

“Amaero International” shall have the meaning set forth in the preamble to this Agreement.

“Ancillary Services” shall mean:

(b)
financial advisory services of a financial intermediary, financial institution or advisor, provided that such Person has been retained by the Loan Parties or EXIM Bank, and such services relate to assisting the Loan Parties in obtaining, structuring and/or meeting the financial requirements of the Credit Facility, or assisting EXIM Bank in its analysis of the Credit Facility and/or any underlying project and/or the business of the Loan Parties;
(c)
legal services of attorneys engaged by the Loan Parties or EXIM Bank, where such services are provided in connection with the Credit Facility; and/or
(d)
technical consultant services of an advisor or a consultant with respect to technical matters (including engineering consultants, yield consultants, reserve consultants, marketing consultants, independent auditors and insurance advisors) where: (i) EXIM Bank has required that such a consultant be retained in order to assist EXIM Bank in its analysis of the Credit Facility and/or of the business operations of the Loan Parties, (ii) the services of such consultant relate to the Credit Facility, and (iii) the experience, expertise and overall competence of such consultant are satisfactory to EXIM Bank (in its sole discretion).

“Ancillary Services Provider” shall mean a Person who provides Ancillary Services.

“Anti-Lobbying Certificate” shall mean a certificate of the Borrower, a Supplier or an Ancillary Services Provider, as the case may be, in the form of “Anti-Lobbying Declaration Certification for Contracts, Grants, Loans and Cooperative Agreements (including EXIM Bank Direct Loans)” set forth at http://www.exim.gov/doc025 (or as otherwise specified by EXIM Bank).

“Applicable Accounting Standard” means IFRS until the Accounting Change Over Date and GAAP thereafter.

“Applicable Interest Rate” shall mean the rate set forth as such in the Term Sheet.

“Applicable Law” shall mean all applicable laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, licenses, permits and orders of any court, arbitrator, Governmental Authority, or any directive, guideline, requirement or other governmental restriction, including those related to bribery and money laundering, in each case, whether or not having the force of law, or any conventions, treaties or applicable protocols thereto, and any determination by, or interpretation of any of the foregoing by, any judicial authority, binding on a given Person whether in effect as of the ~~date hereof~~Original Signing Date or as of any date thereafter, including, without limitation, the Clean Water Act, the Clean Air Act and CERCLA.

“Asset Management Division” shall mean the Asset Management Division of EXIM Bank or any other division of EXIM Bank designated by EXIM Bank to perform the relevant functions of such division.

“Assignee” shall mean any New Party to this Agreement, other than: (i) EXIM Bank (including any successor agency or entity thereof, including in the case of a merger); and (ii) any other agency or instrumentality of the United States within the meaning of Section 6049(b)(4)(C) of the Code.

“Australian ~~Guarantors~~Guarantor” shall mean~~, collectively,~~  Amaero International~~, Amaero Engineering and Amaero Alloys~~.

“Authorized Officer” shall mean, with respect to any Person, the chief executive officer, the president, any vice president, any assistant vice president, the chief financial officer or treasurer, the assistant treasurer or equivalent officers of such Person and any other officer or representative of such Person (a) who is duly authorized by such Person’s organizational instruments and/or Applicable Law to act on behalf of such Person with respect to the document(s) being executed, and (b) in the case of any Loan Party, whose name, position and specimen signature appears on a certificate of incumbency delivered pursuant to Section 6.01 of this Agreement, as such certificate of incumbency may be amended from time to time, to identify names of the individuals then holding such offices or the names of such representatives (and who are authorized to act under such Person’s charter documents and/or Applicable Law) and the capacity in which they are acting.

“Award” shall have the meaning set for the term “award” in the SAM Regulations.

“Borrower” shall have the meaning set forth in the preamble to this Agreement.

“Business Day” shall mean any day on which the Federal Reserve Bank of New York is open for business.

“Capital Lease” shall mean any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under the Applicable Accounting Standard; provided that the Project Site Lease shall constitute a Capital Lease for all purposes hereunder.

“Capital Lease Obligations” shall mean as to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with the Applicable Accounting Standard.

“Cash Equivalents” shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one (1) year from the date of acquisition thereof;

(b) investments in commercial paper maturing within one (1) year from the date of acquisition thereof and having, at such date of acquisition, the highest short-term credit rating obtainable from a Credit Rating Agency;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one (1) year from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit accounts, savings accounts and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than U.S.$500,000,000;

(d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

(e) investments in money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act, (ii) are rated AAA and Aaa (or equivalent rating) by at least two Credit Rating Agencies and (iii) have portfolio assets of at least U.S.$5,000,000,000; and

(f) in the case of any non-U.S. Person, instruments and investments of the type and maturity described in clauses (a) through (e) above denominated in any foreign currency that are comparable in investment quality to those referred to above and are customarily used by companies in the jurisdiction of such Person for cash management purposes.

“Change of Control” shall mean the occurrence of any of the following: (a) at any time, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than the Permitted Investors (or any other Person that is at least as creditworthy as the Loan Parties, as determined by EXIM Bank in its sole discretion), shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)‑5 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the ordinary voting power for the election of directors of the Parent (determined on a fully diluted basis); (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; provided that, if such change in the composition of the board of directors is a direct result of any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) that is at least as creditworthy as the Loan Parties (as determined by EXIM Bank in its sole discretion) acquiring fifty percent (50%) or more of the ordinary voting power for the election of the directors of Parent (determined on a fully diluted basis), then this shall not constitute a Change of Control hereunder; or (c) at any time, the Parent shall cease to own and control, of record and beneficially, directly or indirectly, one hundred percent (100%) of each class of outstanding Equity Interests of the Borrower, free and clear of all Liens, other than Permitted Liens; provided that the consummation of a Holdco Transaction shall not be a Change in Control.

“CIRR” shall mean the “Commercial Interest Reference Rate,” as published by EXIM Bank at http://www.exim.gov/tools-for-exporters/commercial-interest-reference-rates (or as otherwise specified by EXIM Bank), for the applicable repayment term, or to the extent that the CIRR is not ascertainable pursuant to the foregoing, then the rate determined by EXIM Bank, which rate, absent manifest error, shall be final, conclusive and binding on the Loan Parties.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all real and personal property, rights and assets, whether tangible or intangible, whether now owned or hereafter acquired, that is subject to or intended to become subject to a Lien created by any Security Document.

“Commitment Fee” shall have the meaning set forth in Section 7.01(a).

“Commitment Fee (First Amendment)” shall have the meaning set forth in Section 7.01(a).

“Commitment Fee (Original Signing)” shall have the meaning set forth in Section 7.01(a).

“Commitment Fee Payment Date” shall mean July 15 and December 15 of each year, beginning on, in the case of the (i) Original Total Commitment Amount, July 15, 2025 and (ii) First Amendment Increased Commitment Amount, July 15, 2026.

“Company Financial Statements” shall mean the audited consolidated financial statements of Parent and its Subsidiaries for the fiscal year ended June 30, 2024, which the Borrower has furnished to EXIM Bank prior to the date of this Agreement.

“Consolidated Adjusted EBITDA” shall mean, with respect to the Parent and its consolidated Subsidiaries for any period, (a) the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, plus, in the case of the following clauses (a)(ii) through (a)(iv), to the extent the same was deducted (and not added back) in determining such Consolidated Net Income (ii) Consolidated Interest Expense, plus (iii) provisions for taxes based on income, plus (iv) total depreciation expense, plus (v) total amortization expense, (vi) noncash stock compensation expense, plus (vii) other non cash items reducing Consolidated Net Income (excluding any such non cash item to the extent that it represents an accrual or reserve for potential cash items in any future period or amortization of a prepaid cash item that was paid in a prior period) approved by EXIM Bank in writing as an “add back” to Consolidated Net Income, minus (b) without duplication of the amounts for such period, other non cash items increasing Consolidated Net Income for such period (excluding any such non cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period); minus (c) interest income.

“Consolidated Capital Expenditures” shall mean, for any period, with respect to Parent and its consolidated Subsidiaries, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Lease Obligations which is capitalized on the consolidated balance sheet of the Parent) during such period for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that, in conformity with the Applicable Accounting Standard, are included in “additions to property, plant or equipment” or comparable items reflected in the consolidated statement of cash flows of the Parent.

“Consolidated Fixed Charges” shall mean, with respect to the Parent and its consolidated Subsidiaries for any period, the sum (without duplication) of (a) Consolidated Interest Expense paid in cash for such period, plus (b) scheduled principal installment payments made during such period on account of principal of Indebtedness of the Parent and its consolidated Subsidiaries plus (c) restricted payments paid in cash in respect of Equity Interests during such period.

“Consolidated Interest Expense” shall mean, for any period, total interest expense (including that portion of any Capital Lease Obligation that is treated as interest in accordance with Applicable Accounting Standard ) of the Parent and its consolidated Subsidiaries determined in accordance with the Applicable Accounting Standard for such period with respect to all outstanding Indebtedness of such Persons (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Swap Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with the Applicable Accounting Standard).

“Consolidated Net Income” shall mean, for any period, the consolidated net income (or loss) of the Parent and its consolidated Subsidiaries, determined on a consolidated basis in accordance with the Applicable Accounting Standard; provided that there shall be excluded from the calculation of “Consolidated Net Income” (a) the income (or deficit) of any such Person accrued prior to the date it becomes a Subsidiary of the Parent or is merged into or consolidated with Parent or one of its Subsidiaries, (b) the income (or deficit) of any such Person (other than a Subsidiary of the Parent) in which the Parent or one of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Parent or such Subsidiary in the form of dividends or similar distributions, and (c) the undistributed earnings of any Subsidiary of the Parent to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Finance Document) or any Applicable Law applicable to such Subsidiary or any owner of Equity Interests of such Subsidiary.

“Consolidated Tangible Net Worth” shall mean, as of any date of determination, for the Parent and its consolidated Subsidiaries, an amount equal to the sum of (a) Shareholders’ Equity of the Parent and its consolidated Subsidiaries on such date minus (b) the Intangible Assets of the Parent and its consolidated Subsidiaries on such date.

“Consolidated Total Indebtedness” shall mean, as of any date of determination, the aggregate principal amount of all Indebtedness of the Parent and its consolidated Subsidiaries at such date as reflected on the consolidated balance sheet of Parent as at such date.

“Contract Goods” shall mean goods (a) purchased in the United States under a Supply Contract, and (b) listed on the Acquisition List; provided that EXIM Bank shall determine what does and does not constitute Contract Goods, and such determination, in the absence of manifest error, shall be conclusive and binding for all purposes.

“Contract Goods and Services” shall mean Contract Goods and Contract Services.

“Contract Services” shall mean services (including Ancillary Services) (a) performed by a Supplier or an Ancillary Services Provider under a Supply Contract, and (b) listed in the Acquisition List; provided, that EXIM Bank shall determine what does and does not constitute Contract Services, and such determination, in the absence of manifest error, shall be conclusive and binding for all purposes.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings analogous thereto.

“Control Agreement” shall mean that certain Deposit Account Control Agreement (Blocked), ~~to be~~ entered into on or around the Original Signing Date among Borrower, as account holder, Account Bank, as the depositary, and EXIM Bank, as secured party, in form and substance satisfactory to EXIM Bank.

“Copyright License” shall mean any written agreement which (a) names the Borrower or any Guarantor as licensor or licensee and (b) grants any right under any Copyright to the Borrower or any Guarantor, including any right to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyrights” shall mean (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, together with the underlying works of authorship (including titles), whether registered or unregistered and whether published or unpublished, all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating any copyrights, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the U.S. Copyright Office, and (b) the right to obtain any renewals thereof.

“Covered Transaction” shall have the meaning set forth in the Debarment Regulations.

“Credit Administration Division” shall mean the Credit Administration and Claims Processing Division of EXIM Bank or any other division of EXIM Bank designated by EXIM Bank to perform the relevant functions of such division, which can be contacted via email at credit.administration@exim.gov.

“Credit Agreement Required Documents” shall mean those documents, other than the Request for Reimbursement, required to be delivered by ~~Section 6~~Section 6 of this Agreement for the relevant Disbursement, as the case may be.

“Credit Facility” shall have the meaning set forth in recital (A) to this Agreement; provided that, for the avoidance of doubt, all references to the “Credit Facility” herein shall, on and from the First Amendment Effective Date, be deemed to include the First Amendment Increased Commitment Amount.

“Credit Rating Agency” shall mean a nationally recognized credit rating agency that evaluates the financial condition of issuers of debt instruments and then assigns a rating that reflects its assessment of the issuer’s ability to make debt payments.

“Cumulative Export Percentage” shall mean the aggregate of all Exported Amounts divided by the aggregate of all Output Amounts for the current and all prior Reportable Periods, expressed as a percentage.

“Davis-Bacon Act” shall mean Subchapter IV of Chapter 31 of Part A of Subtitle II of Title 40 of the United States Code, including and as implemented by the regulations set forth in Parts 1, 3 and 5 of title 29 of the Code of Federal Regulations.

“Debarment Regulations” shall mean EXIM Bank Nonprocurement Debarment and Suspension Regulations, 2 C.F.R. pt. 3513 and the OMB Guidelines to Agencies on Governmentwide Debarment and Suspension (Nonprocurement), 2 C.F.R. pt. 180.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States, Australia or other applicable jurisdictions from time to time in effect, including the Corporations Act 2001 (Cth) of Australia.

“Disbursement” shall mean an advance from EXIM Bank to the Borrower reimbursing the Borrower for payments to a Supplier or an Ancillary Services Provider in accordance with this Agreement, together with any Exposure Fee payment made in connection therewith.

“Disbursement Date” shall mean, in relation to any Disbursement, the Business Day on which such Disbursement is made by EXIM Bank.

“Disbursement Portal” shall mean the portal for electronic submission of documents related to a Disbursement found at https://eximonline.exim.gov/apps/bap (or if not available at this link, then as provided by EXIM Bank upon request).

“Disposition of Indebtedness” shall have the meaning set forth in Section 12.03(a).

“Disqualified” shall have the meaning set forth in the Debarment Regulations.

“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Stock), pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is ninety-one (91) days after the Final Maturity Date; provided that in no event shall any common stock (or equivalent) or any convertible securities, options or warrants convertible into or exercisable or exchangeable solely for common stock (or equivalent) and cash in lieu of fractional shares constitute Disqualified Stock. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that the Parent and its Subsidiaries may become obligated to pay upon maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock or portion thereof, plus accrued dividends.

“Documentation Agent” shall have the meaning set forth in the Term Sheet.

“Documentation Agent Agreement” shall mean the Documentation Agent Agreement ~~to be entered into~~dated on or around the Original Signing Date between Borrower, EXIM Bank and the Documentation Agent, in form and substance satisfactory to EXIM Bank.

“Documentation Agent Fee” shall mean a fee in an amount not to exceed in the aggregate U.S.$30,000 payable by the Borrower to the Documentation Agent pursuant to the Documentation Agent Agreement.

“Environment” shall mean ambient and indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources such as flora and fauna and other living organisms, the workplace, or as otherwise defined in any Environmental Law.

“Environmental Law” shall mean all applicable current and future federal, provincial, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and agreements in each case, relating to protection of the Environment, natural resources (including groundwater use), human health and safety, including those related to the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials, and any other Applicable Law, relating to the foregoing.

“Environmental Liability” shall mean any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of or liability under any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal (or arrangement for the disposal) of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.

“Equity Milestone” means the Borrower shall have delivered evidence satisfactory to EXIM Bank (as determined by EXIM Bank in its reasonable discretion) that on or before December 31, 2025, the Borrower has received an aggregate amount of not less than Twelve and a Half Million Dollars (U.S.$12,500,000) in unrestricted (including, not subject to any redemption, clawback, escrow or similar encumbrance or restriction) net cash proceeds from one or more bona fide equity financings, subject to verification by EXIM Bank (including supporting documentation requested by EXIM Bank).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules regulations promulgated thereunder.

“ERISA Affiliate” shall mean any corporation or trade or business (whether or not incorporated) that is under common Control with any Loan Party within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

“ERISA Event” shall mean (a) a Reportable Event with respect to a Pension Plan; (b) the failure by a Loan Party or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules or the filing of an application for the waiver of the minimum funding standards under the Pension Funding Rules; (c) the incurrence by a Loan Party or any ERISA Affiliate of any liability pursuant to Section 4063 or 4064 of ERISA or a cessation of operations with respect to a Pension Plan within the meaning of Section 4062(e) of ERISA; (d) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent (within the meaning of Title IV of ERISA); (e) the filing of a notice of intent to terminate a Pension Plan under, or the treatment of a Pension Plan amendment as a termination under, Section 4041 of ERISA; (f) the institution by the PBGC of proceedings to terminate a Pension Plan; (g) any event or condition that constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (h) the determination that any Pension Plan is in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or that a Multiemployer Plan is in endangered or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (i) the imposition or incurrence of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate; (j) the engagement by a Loan Party or any ERISA Affiliate in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; (k) the imposition of a lien upon a Loan Party pursuant to Section 430(k) of the Code or Section 303(k) of ERISA; or (l) the making of an amendment to a Pension Plan that could result in the posting of bond or security under Section 436(f)(1) of the Code.

“Event of Default” shall have the meaning set forth in Section 10.03(a).

“Event of Loss” shall mean any of the following events occurring prior to the satisfaction in full of all obligations of each Loan Party under this Agreement or any other Finance Document: (i) the actual or constructive total loss of the Contract Goods or the agreed or compromised total loss of the Contract Goods or the actual or constructive total loss of all or substantially all of the Project Site or the Collateral; or (ii) damage to the Contract Goods, the Project Site or the Collateral which, as reasonably determined by Borrower, makes repair thereof uneconomical or renders the Contract Goods, the Project Site or the Collateral, as applicable, permanently unfit for their intended use.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

“Excluded” shall have the meanings set forth in the Debarment Regulations.

“EXIM Bank” shall have the meaning set forth in the preamble to this Agreement.

“EXIM Financed Project” shall have the meaning set forth in recital (A) to this Agreement.

“Existing Loan Agreement” shall mean that certain Business Loan Agreement, dated as of December 21, 2023, by and between Borrower and Western Alliance Bank, as amended, supplemented or modified on or prior to the ~~date hereof~~Original Signing Date.

“Exported Amount” shall mean, with respect to a Reportable Period, (a) the total amount of revenues attributable to exports from the Project or (b) the total amount of units produced and exported from the Project, in each case, during such Reportable Period.

“Exposure Fee” shall mean a fee equal to (a) the product of (i) the Exposure Fee Percentage and (ii) the Financed Portion Amount.

“Exposure Fee Amount” shall mean the amount set forth as such in the Term Sheet.

“Exposure Fee Percentage” shall mean the percentage set forth as such in the Term Sheet.

“Federal Reserve Board” shall mean the Board of Governors of the Federal Reserve System of the United States.

“Final Disbursement Date” shall mean the earliest of (a) June 30, 2026, (b) the date on which the full remaining balance of the Total Commitment Amount is canceled by either (i) the Borrower in accordance with Section 10.01 or (ii) EXIM Bank in accordance with Section 10.02, or (c) the date on which all of the Total Commitment Amount is fully drawn; provided that, if the Final Disbursement Date would otherwise occur on a day that is not a Business Day, the Final Disbursement Date shall be the immediately preceding Business Day.

“Final Maturity Date” shall mean June 30, 2034.

“Finance Documents” shall mean this Agreement, any Note, the Security Documents, the Documentation Agent Agreement, the Landlord Access Agreement, and all other documents and instruments to be executed and delivered by any Loan Party under or in connection with this Agreement.

“Financed Portion” shall mean the portion of the Net Contract Price of the total Contract Goods and Services that may be covered under the Credit Facility, as approved by EXIM Bank.

“Financed Portion Amount” shall mean the amount set forth as such in the Term Sheet.

“First Amendment Effective Date” shall mean June 11, 2026.

“First Amendment to Credit Agreement” shall mean that certain First Amendment, Consent, Waiver and Joinder to Credit Agreement dated as of June 11, 2026, between the Loan Parties and EXIM Bank.

“First Amendment Increased Commitment Amount” shall mean U.S.$3,274,250.00.

“Fixed Charge Coverage Ratio” shall mean, with respect to the Parent and its consolidated Subsidiaries for any period, the ratio of (a) the sum of (i) Consolidated Adjusted EBITDA for such period, minus (ii) the portion of taxes based on income actually paid in cash (net of any cash refunds received) during such period, minus (iii) Consolidated Capital Expenditures (excluding the principal amount funded with the Disbursements under the Credit Facility) incurred in connection with such expenditures), minus (iv) cash dividends and distributions paid to any Person that is not a Guarantor during such period; to (b) Consolidated Fixed Charges for such period.

“Foreign Plan” shall mean any employee pension benefit plan, program, policy, arrangement or agreement maintained or contributed to by any Loan Party or any Subsidiary of a Loan Party with respect to employees employed outside the United States (other than any governmental arrangement).

“GAAP Conversion” shall have the meaning set forth in Section 1.02(j).

“Goods Subject to U.S. Flag Shipping” shall mean any Contract Goods identified under the header “USD Value of Goods Imported by Vessel” in the Acquisition List.

“Governmental Authority” shall mean any government or any political subdivision of a government, any nation, kingdom, state, agency, department, ministry or any other administrative authority or instrumentality thereof, including any state or local or other governmental agency or other authority, or any international, multi-national, supranational or other organization, agency, authority, body or entity exercising executive, legislative, tax, judicial, regulatory or administrative functions of or pertaining to government, including any monetary authority, central bank, securities exchange or self-regulatory organization.

“Guarantee Obligation” shall mean, as to any Person (the “guaranteeing person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Guarantors” shall mean, collectively, the Australian ~~Guarantors~~Guarantor and AM Aero; provided that, on and after the consummation of a Holdco Transaction, the term “Guarantors” shall also include Holdings.

“Guarantors’ Guarantee” shall mean the guarantee set forth in Section 13.01 of this Agreement.

“Hazardous Materials” shall mean all pollutants, contaminants, chemicals, materials, substances, wastes, mixtures, pesticides, and any other substance for which liability or standards of conduct are imposed under any Environmental Law, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, noise, odor, mold infectious or medical wastes and all other materials, substances or wastes of any nature regulated pursuant to any Environmental Law.

“Holdco Transaction” shall mean a transaction (or series of transactions) which will, among other things, cause one hundred percent (100%) of the Equity Interests in Amaero International and its existing Subsidiaries to be held by a newly formed entity organized under the laws of any state or political subdivision of the United States of America (“Holdings”); provided that (a) the owners of one hundred percent (100%) of the Equity Interests in Holdings immediately after giving effect to such transaction (and the amount of such Equity Interests owned by each such person) are identical to the owners of one hundred percent (100%) of the Equity Interests in Amaero International immediately prior to giving effect to such transaction (and the amount of such Equity Interests owned by each such person); provided that, such Equity Interests of such owners may be held in different classes or series of Equity Interests of Holdings (with different voting and other governance rights and different liquidation preferences, dividend rights and other economic rights), (b) the Loan Parties shall have caused Holdings to (i) execute and deliver to EXIM Bank a joinder to this Agreement, to cause Holdings to become a guarantor hereunder, in form and substance reasonably acceptable to EXIM Bank, (ii) deliver such other documents, opinions, instruments or certificates as EXIM Bank may reasonably request, in each case, in form, content and scope reasonably satisfactory to EXIM Bank, (c) EXIM Bank shall have received updated schedules to this Agreement from the Loan Parties in form and substance satisfactory to EXIM Bank and (d) EXIM Bank shall be satisfied that Holdings, or any investor owning direct or indirect Equity Interests in the Borrower in excess of the Trigger Threshold, is not a Sanctioned Person and has been approved by EXIM Bank in accordance with EXIM’s Bank’s Know Your

Customer Requirements and any other then applicable EXIM Bank internal policies and procedures or any Applicable Laws.

“Holdings” shall have the meaning set forth in the defined term “Holdco Transaction”.

“IFRS” shall mean the International Financial Reporting Standards (formerly International Accounting Standards), which are the standards issued by the International Accounting Standards Board together with the interpretations issued by the International Financial Reporting Interpretations Committee of the International Accounting Standards Board (as amended, supplemented or re-issued from time to time), applied on a consistent basis both as to classification of items and amounts.

“Indebtedness” shall mean, of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (including the maximum potential amount of all “earn-outs” and similar deferred payment obligations regardless of the length of deferral); (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all Capital Lease Obligations and all Synthetic Lease Obligations of such Person; (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of Disqualified Stock in such Person valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation (but only to the extent of the value of the property subject to such Lien if such Indebtedness is non-recourse to such Person); and (j) the net obligations of such Person, contingent or otherwise, in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. The amount of any net obligations under any Swap Agreement on any date shall be deemed to be the Swap Termination Value thereof as of such date.

“Indemnified Liabilities” shall have the meaning set forth in Section 7.05.

“Indemnified Person” shall have the meaning set forth in Section 7.05.

“Independent Consultant” shall mean any Independent Engineer, insurance advisor or any other independent consultant required by EXIM Bank.

“Independent Consultant Agreement” shall mean any agreement to engage an Independent Consultant.

“Independent Engineer” shall mean a qualified independent technical, safety, risk and/or other engineer services firm or consultant (not directly affiliated with any Loan Party) acceptable to EXIM Bank.

“Initial Eligibility Date” shall mean June 30, 2021.

“Intangible Assets” shall mean assets that are considered to be intangible assets under the Applicable Accounting Standard, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

“Intellectual Property” shall mean, collectively, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, domain names, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Interest Payment Date” shall mean March 30, June 30, September 30 and December 30 of each year, beginning on September 30, 2026.

“Investments” shall have the meaning given to such term in Section 9.03(a)(xi).

“Investment Company Act” shall mean the U.S. Investment Company Act of 1940, as amended, together with the regulations adopted thereunder.

“Iran Activities Certification” shall mean the form of “Iran Sanctions Certification as to Activities” available at http://www.exim.gov/doc026 (or as otherwise specified by EXIM Bank).

“IRS” shall mean the United States Internal Revenue Service.

“Itemized Statement of Payments” shall mean the itemized statement of payments entitled “Itemized Statement of Payments” in Form EIB 18-04 set forth at http://www.exim.gov/doc161 or in a form otherwise specified by EXIM Bank.

“Landlord Access Agreement” shall mean that certain Landlord Access Agreement ~~to be entered into~~dated on or around the Original Signing Date among the Borrower, Amaero International, EXIM Bank, and Spring Branch, LLC, in form and substance satisfactory to EXIM Bank.

“Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness as of such day, to (b) Consolidated Tangible Net Worth as of such day.

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, collateral assignment, encumbrance, lien (statutory or otherwise), charge or other security interest (including any “security interest” as defined in sections 12(1) and 12(2) of the Personal Property Securities Act 2009 (Cth) of Australia) or preferential arrangement in the nature of a security interest of any kind or nature whatsoever.

“Loan Party” or “Loan Parties” shall mean, collectively, the Borrower and the Guarantors; provided that, on and after the consummation of a Holdco Transaction, the term “Loan Party” and “Loan Parties” shall also include Holdings.

“MARAD” shall have the meaning set forth in Section 4.01.

“Margin Stock” shall mean margin stock within the meaning of Regulations T, U and X.

“Maturity Period” shall mean the period between the date of prepayment and the scheduled Repayment Date of the final installment of the principal under the Credit Facility that is prepaid.

“Minimum Export Percentage” shall mean fifteen percent (15%).

“Minimum Liquidity” shall mean, as of any date of determination, the aggregate unrestricted cash and Cash Equivalents of the Loan Parties and their Subsidiaries as of such date (provided that, amount on deposit in the Pledged Collateral Account shall not be included for the purposes of determining Minimum Liquidity).

“MMIA” shall mean Make More in America Initiative.

“MMIA Annual Report” shall mean an annual report substantially in the form of Annex D which shall be signed and certified by an Authorized Officer of the Borrower.

“MMIA Compliance Plan” shall mean the compliance plan with respect to MMIA Financings, as set forth in Annex C.

“MMIA Financing” shall mean EXIM Bank’s domestic financing facility under the MMIA.

“Multiemployer Plan” shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by a Loan Party or any ERISA Affiliate and that is covered by Title IV of ERISA.

“National Historic Preservation Act” shall mean the National Historic Preservation Act of 1966.

“NEPA” shall mean the National Environmental Policy Act of 1969 of the United States, as amended and the regulations promulgated, and any publicly available rulings issued, thereunder.

“Net Contract Price” shall mean, with respect to a Supply Contract, the Supplier Content for such Supply Contract.

“New Party” shall have the meaning set forth in Section 12.03(a).

“Note” shall have the meaning set forth in Section 5.04(a).

“OFAC” shall mean the Office of Foreign Assets Control, of the U.S. Department of the Treasury.

“Operative” shall mean that EXIM Bank has determined, in its sole discretion, that all conditions to the first Disbursement under the Credit Facility, as set forth in ~~Section 6~~Section 6 of this Agreement have been fulfilled or waived by EXIM Bank and funds under the Credit Facility are available for Disbursement in accordance with this Agreement.

“Operative Notice” shall mean a written confirmation from EXIM Bank stating that the Credit Facility has been declared Operative.

“Organizational Documents” shall mean (a) as to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) as to any limited liability company, the certificate or articles of formation or organization and operating or limited liability agreement (to the extent the concept is applicable in such jurisdiction) and (c) as to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Signing Date” shall mean February 25, 2025.

“Original Total Commitment Amount” shall mean U.S.$22,811,235.02.

“Other EXIM Bank Debt” shall have the meaning set forth in Section 10.03(a)(xiii).

“Output Amount” shall mean, with respect to a Reportable Period (a) the total amount of revenues from the Project or (b) the total amount of units produced at the Project, in each case, during such Reportable Period.

“Parent” shall mean, prior to the consummation of a Holdco Transaction, Amaero International, and as of and following the consummation of a Holdco Transaction, Holdings.

“Patent License” shall mean any written agreement which (a) names any Loan Party as licensor or licensee and (b) grants to any Loan Party any right under a Patent, including the right to manufacture, use or sell any invention covered in whole or in part by such Patent.

“Patents” shall mean (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

“PATRIOT Act” shall mean the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“Payment Default” shall mean any failure to pay in full when due, whether at stated maturity, by acceleration or otherwise, all or any part of the principal, accrued interest, fees or other amounts owing by any Loan Party under this Agreement, any Note or any other Finance Document.

“Payment Default Date” shall mean the date due, whether at stated maturity, by acceleration or otherwise, of any principal, accrued interest, fees or other amounts owing by any Loan Party under this Agreement, any Note or any other Finance Document that is the subject of a Payment Default.

“PBGC” shall mean the Pension Benefit Guaranty Corporation.

“Pension Funding Rules” shall mean the rules of the Code and ERISA regarding minimum funding standards and minimum required contributions (including any installment payment thereof) to Pension Plans and Multiemployer Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” shall mean any employee pension benefit plan (excluding a Multiemployer Plan) that is maintained or is contributed to by a Loan Party or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Acquisition” shall mean an Acquisition by Parent or any of its Subsidiaries (including the creation and capitalization of any Subsidiary in connection with such Acquisition), which satisfies each of the following conditions:

(e)
upon consummation thereof, if an equity purchase, such Person will be a Subsidiary (including as a result of a merger or consolidation) of a Loan Party;
(f)
all transactions related to such purchase or acquisition shall be consummated in all material respects in accordance with all Applicable Laws;
(g)
no Loan Party or Subsidiary shall, as a result of or in connection with any such purchase or acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation or other matters) that, as of the date of such purchase or acquisition, could reasonably be expected to result in the existence or incurrence of a material adverse effect;
(h)
the Parent shall have provided EXIM Bank with all financial information concerning such acquisition and obtained the written consent of EXIM Bank to any such proposed purchase or acquisition at least fifteen (15) Business Days prior to such purchase or acquisition (which consent EXIM Bank may provide or withhold in its sole discretion);
(i)
the Parent shall provide to EXIM Bank as soon as available but in any event not later than five (5) Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to any such purchase or acquisition;
(j)
any such newly created or acquired Subsidiary shall have, within five (5) Business Days of the consummation of such purchase or acquisition, executed and delivered to EXIM Bank such amendments to the Finance Documents or such other documents as EXIM Bank may deem necessary or advisable to evidence that such Subsidiary is a guarantor;
(k)
the Subsidiary or assets being acquired are located in the United States;
(l)
(x) both immediately before and immediately after giving effect to such acquisition, no Default or Event of Default shall have occurred and be continuing and (y) immediately after giving effect to such purchase or other acquisition, the Loan Parties shall be in compliance with each of the covenants set forth in Section 9.02(ff), based upon financial statements delivered to EXIM Bank which give effect, on a pro forma basis, to such acquisition or other purchase;
(m)
the Parent shall not, based upon the knowledge of the Parent as of the date any such acquisition or other purchase is consummated, reasonably expect such acquisition or other purchase to result in a Default or an Event of Default at any time during the term of this Agreement, as a result of a breach of any of the financial covenants set forth in Section 9.02(ff);
(n)
no Indebtedness is assumed or incurred in connection with any such purchase or acquisition; and
(o)
the Parent shall have delivered to EXIM Bank, at least five (5) Business Days prior to the date on which any such purchase or other acquisition is to be consummated (or such later date as is agreed by EXIM Bank in its sole discretion), a certificate of the Loan Parties, in form and substance reasonably satisfactory to EXIM Bank, certifying that all of the requirements set forth in this definition have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition.

“Permitted Indebtedness” each, shall mean:

(p)
Indebtedness under this Agreement and the other Finance Documents;
(q)
Indebtedness consisting of trade credit from suppliers of goods or services incurred in the ordinary course of business on terms requiring payment in full in not more than ninety (90) days;

(r)
Indebtedness existing on the date of this Agreement set forth on Schedule 4;
(s)
Indebtedness incurred or which may be deemed to exist pursuant to any Guarantees, performance, statutory or similar obligations (including in connection with workers’ compensation) or obligations in respect of letters of credit, surety bonds, bank guarantees or similar instruments related thereto incurred in the ordinary course of business, or pursuant to any appeal obligation, appeal bond or letter of credit in respect of judgments that do not constitute an Event of Default under Section 10.03(a)(ix);
(t)
Guarantee Obligations of the Loan Parties and their Subsidiaries in respect of Indebtedness of the Loan Parties and their Subsidiaries otherwise permitted hereunder;
(u)
Indebtedness of the Loan Parties or any Subsidiary owing to a Loan Party or any Subsidiary to the extent constituting an Investment permitted by the definition of Permitted Investments;
(v)
Indebtedness in respect of Swap Agreements (i) entered into to hedge or mitigate risks to which a Loan Party or any Subsidiary has actual or anticipated exposure (other than those in respect of shares of capital stock or other equity ownership interests of the Parent or any Subsidiary), (ii) entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of a Loan Party or any Subsidiary and (iii) entered into to hedge commodities, currencies, foreign exchange rates, general economic conditions, raw materials prices, revenue streams or business performance and in any event, not for speculative purposes;
(w)
Indebtedness representing deferred compensation to employees of the Loan Parties and their Subsidiaries incurred in the ordinary course of business;
(x)
cash management obligations and other Indebtedness in respect of corporate credit cards, netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case incurred in the ordinary course;
(y)
Indebtedness consisting of (i) the financing of insurance premiums or (ii) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business;
(z)
Indebtedness incurred by the Borrower or any of its Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments issued or created in the ordinary course of business, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self‑insurance or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims;

(aa)
obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of its Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;
(bb)
Permitted Mortgage Indebtedness (subject to the Permitted Mortgage Indebtedness Intercreditor Agreement);
(cc)
Capital Lease Obligations (other than Capital Lease Obligations in respect of the Project Site Lease) and other Indebtedness financing the acquisition construction, repair, replacement or improvement of fixed or capital assets in an aggregate outstanding principal amount not to exceed $1,000,000 at any time; and
(dd)
obligations in respect of the Project Site Lease.

“Permitted Investments” each, shall mean:

(ee)
Investments in Cash Equivalents;
(ff)
repurchases of stock of Parent from former employees, directors, or consultants of Parent to the extent expressly permitted by Section 9.03(a)(x), provided that no Event of Default has occurred, is continuing or could exist after giving effect to such repurchases;
(gg)
Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of a Loan Party’s business;
(hh)
Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates of a Loan Party, in the ordinary course of business; provided that this subsection (d) shall not apply to Investments of any Loan Party in any Subsidiary of a Loan Party;
(ii)
Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of the Parent pursuant to employee stock purchase plans or other similar agreements approved by the Parent’s Board of Directors;
(jj)
Investments existing on the date of this Agreement set forth on Schedule 5;
(kk)
Investments consisting of loans or advances to officers, directors, managers, partners and employees of the Loan Parties or their Subsidiaries for reasonable and customary business-related travel, entertainment, relocation, customary fringe benefits and analogous ordinary business purposes in an aggregate amount not to exceed $50,000 at any time;

(ll)
Investments (i) by any Loan Party in any other Loan Party, (ii) by any non-Loan Party in any Loan Party, (iii) by any non-Loan Party in any other non-Loan Party and (iv) by any Loan Party in any non-Loan Party; provided that the aggregate amount of such Investments in non‑Loan Parties pursuant to the foregoing clause (iv) shall not exceed an aggregate amount at any time outstanding of $500,000;
(mm)
promissory notes and other noncash consideration received in connection with dispositions not prohibited by this Agreement;
(nn)
Permitted Acquisitions;
(oo)
Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;
(pp)
Investments made solely with proceeds received by or made to the Parent from any capital contributions or issuance of Equity Interests (other than Disqualified Stock) of the Parent;
(qq)
advances of payroll payments to employees in the ordinary course of business and consistent with past practice;
(rr)
Investments held by a Subsidiary acquired after the date of this Agreement or of a corporation or company merged into the Parent or merged or consolidated with a Subsidiary in accordance with Section 9.03(a)(vii) after the date of this Agreement to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;
(ss)
Guarantee Obligations of any Loan Party or any Subsidiary in respect of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; and
(tt)
Investments in respect of any Loan Party’s or its Subsidiaries’ entry into (including any payments of premiums in connection therewith), performance of obligations under and the settlement or early unwind (whether according to their terms or otherwise) of any Swap Agreement.

“Permitted Investors” shall mean Pegasus Growth Capital and its Affiliates.

“Permitted Lien” each, shall mean:

(uu)
Liens for Taxes, assessments or governmental charges or levies if the same shall not at the time be delinquent for a period of more than thirty (30) days or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;

(vv)
Liens imposed by law, such as landlord, carriers’, warehousemen’s, materialman’s, repairman’s, and mechanics’ liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than thirty (30) days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the books of the Parent and its Subsidiaries;
(ww)
Liens granted to EXIM Bank under the Security Documents;
(xx)
the naming of EXIM Bank as loss payee, beneficiary or additional insured under a Loan Party’s insurance policies;
(yy)
Liens existing on the date of this Agreement set forth on Schedule 6;
(zz)
(i) pledges, deposits or Liens arising as a matter of law in the ordinary course of business in connection with workers’ compensation, payroll taxes, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the any Loan Party or any Subsidiary;
(aaa)
pledges, deposits or Liens incurred in the ordinary course of business to secure (i) letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar instruments and/or (ii) the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations);
(bbb)
easements, rights-of-way, restrictions, covenants, conditions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Loan Parties or any Subsidiary;
(ccc)
Liens securing judgments for the payment of money not constituting an Event of Default hereunder and in any event, any such Liens securing judgments for the payment of money shall not be in excess of $250,000 in the aggregate;
(ddd)
any interest or title of a lessor, sublessor, licensor or sublicensor under leases, licenses, subleases or sublicenses not prohibited by this Agreement that are granted to others in the ordinary course of business which (a) cover only the assets so leased or licensed, (b) do not secured any Indebtedness and (c) do not materially interfere with the business of any the Loan Parties and their Subsidiaries, taken as a whole;
(eee)
Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(fff)
Liens (i) of a collection bank (including those arising under Section 4-210 of the Uniform Commercial Code) on the items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry; provided that any such Lien with respect to the Pledged Collateral Account is subordinated pursuant to the terms of the Control Agreement;
(ggg)
Liens, if any, arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by a Loan Party or any Subsidiaries in the ordinary course of business;
(hhh)
any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of any Loan Party or any Subsidiary;
(iii)
Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit issued for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; provided that no such lien shall encumber the Contract Goods and Services;
(jjj)
Liens solely on any cash earnest money deposits made by a Loan Party or any Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder;
(kkk)
Liens securing Permitted Mortgage Indebtedness (subject to the Permitted Mortgage Indebtedness Intercreditor Agreement); and
(lll)
Liens securing Indebtedness permitted under clause (n) of the definition of Permitted Indebtedness.

“Permitted Mortgage Indebtedness” shall mean Indebtedness incurred by Borrower to finance the purchase of the Project Site; provided that (i) the aggregate principal amount of such financing does not exceed the purchase price of the Project Site as provided for in the Project Site Lease (as in effect on the ~~date hereof~~Original Signing Date) (or such higher amount as approved by EXIM Bank in writing), (ii) the financing sources thereunder (if such financing is provided by a Person other than EXIM Bank) shall have entered into the Permitted Mortgage Indebtedness Intercreditor Agreement, (iii) the terms and conditions of the financing shall be satisfactory to EXIM Bank, and (iv) EXIM shall have a “first look” period of not less than ninety (90) days (or such other period as EXIM Bank and the Loan Parties may agree) to provide the Loan Parties with a financing approval to finance the acquisition of the Project Site; provided further that the foregoing “first look” period shall not prevent the Loan Parties from seeking financing from other sources for the purchase of the Project Site after the expiry of EXIM Bank’s ninety (90)-day “first look” period.

“Permitted Mortgage Indebtedness Intercreditor Agreement” shall mean a New York law governed intercreditor agreement in form and substance satisfactory to EXIM Bank between the Loan Parties, the lender of the Permitted Mortgage Indebtedness and EXIM Bank.

“Person” shall mean an individual, corporation, limited liability company, partnership, trust, joint venture, association, company, unincorporated organization or any other enterprise, or a Governmental Authority, or other entity.

“Plan” shall mean an employee benefit plan within the meaning of Section 3(3) of ERISA established or maintained by a Loan Party or any Subsidiary of a Loan Party or to which a Loan Party or any Subsidiary of a Loan Party makes, is obligated to make or has been required to make contributions on behalf of any of its employees or with respect to which a Loan Party or any Subsidiary of a Loan Party has any liability.

“Plan Assets” shall have the meaning set forth in 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA.

“Pledged Collateral Account” shall have the meaning set forth in the Security Agreement.

“Pledged Collateral Account Transition Conditions” shall mean satisfaction of each of the following as determined by EXIM Bank: (a) no Potential Default or Event of Default shall have occurred and be continuing; and (b) the Borrower shall have delivered evidence satisfactory to EXIM Bank of compliance with each of the financial covenants set forth in Section 9.02(ff) of this Agreement for two (2) consecutive fiscal quarters of the Parent and its consolidated Subsidiaries.

“Potential Default” shall mean an event that with the lapse of time or the giving of notice, or both, would become an Event of Default.

“Principals” shall have the meaning set forth in the Debarment Regulations.

“Progress Report” shall have the meaning set forth in Section 9.02(y)(i).

“Project” shall have the meaning set forth in recital (A) to this Agreement.

“Project Site” shall mean the “Premises” (as defined in the Project Site Lease).

“Project Site Lease” shall mean that certain Commercial/Industrial Building Lease, dated as of July 12, 2023, by and between Borrower, as lessee, and Spring Branch, LLC, as lessor, as may be amended, amended and restated, supplemented or modified from time to time.

“Pro-Rata Portion” shall mean the ratio equal to the (1) Financed Portion of the Contract Goods and Services to be sold or transferred, divided by (2) the Financed Portion of all Contract Goods and Services financed under the Credit Facility.

“Prudent Industry Practice” shall mean the exercise of that degree of skill, diligence, prudence, foresight and operating practice which would reasonably and ordinarily be expected from a reasonable and prudent operator of the same or similar type of undertaking as the Project under the same or similar circumstances as those applicable to the Project. For the avoidance of doubt, Prudent Industry Practices are not necessarily defined as the optimal standard practice method or act to the exclusion of others, but rather refer to a range of actions reasonable under the circumstances.

“Recipient” shall have the meaning set forth in the SAM Regulations.

“Regulation T” shall mean Regulation T of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof.

“Regulatory Change” shall mean, after the date of this Agreement, the introduction of or change in the laws or regulations at the national or any other level of government of any country, or in the interpretation or administration thereof, or the adoption or making after such date of any directives or requests (whether or not having the force of law) by any national, state, or municipal court or monetary authority of any Governmental Authority.

“Reimbursement Procedure” means the reimbursement procedures set forth in Annex B hereof.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the Environment or within or upon any building, structure, facility or fixture.

“Repayment Date” shall mean March 30, June 30, September 30 and December 30 of each year, commencing with September 30, 2027.

“Reportable Event” shall mean any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30)-day notice period has been waived.

“Reportable Period” shall have the meaning set forth in the MMIA Annual Report.

“Requested Disbursement Date” shall mean the Business Day specified in a Request for Reimbursement on which the Borrower has requested that EXIM Bank make a Disbursement in accordance with this Agreement.

“Request for Reimbursement” shall mean a request for reimbursement substantially in the form of Exhibit B-1, with any required attachments.

“SAM” shall have the meaning set forth in the SAM Regulations.

“SAM Regulations” shall mean the Universal Identifier and System for Award Management Regulations, 2 C.F.R. 25, as amended and in effect during the term of this Agreement.

“Sanctioned Country” shall mean any country or territory that is targeted by comprehensive country-wide Sanctions or comprehensive territory-wide Sanctions, as the case may be.

“Sanctioned Person” shall mean a Person (a) that appears on the “List of Specially Designated Nationals and Blocked Persons” as administered by OFAC or any other list or public designation of Sanctions targets issued or published by any Governmental Authority; (b) that is located, resident, domiciled, or organized in a Sanctioned Country; (c) that is owned by one or more persons covered by (a) or (b); (d) that is the government of any Sanctioned Country or owned or Controlled by the government of any Sanctioned Country; or (e) that is otherwise the subject or target of Sanctions.

“Sanctions” shall mean any economic or financial sanctions, embargoes, export controls, or other restrictive measures issued, administered, or enforced by the United States and any department, division, agency, or instrumentality thereof, including OFAC, or any Governmental Authority.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time, and any successor statute.

“Security Agreement” shall mean that certain New York law governed Security Agreement ~~to be entered into~~dated on or around the Original Signing Date among EXIM Bank and the Borrower, in form and substance satisfactory to EXIM Bank.

“Security Documents” shall mean, collectively, (a) the Security Agreement and (b) the Control Agreement.

“Shareholders’ Equity” shall mean, as of any date of determination, consolidated shareholders’ equity of the Parent and its Subsidiaries as of that date determined in accordance with the Applicable Accounting Standard.

“Solvent” shall mean, as to any Person (except the Australian ~~Guarantors~~Guarantor) as of any date of determination, that on such date (a) the fair value of the property of such Person (on a going concern basis) is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature and (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute an unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. In respect of the Australian ~~Guarantors~~Guarantor, “Solvent” means that ~~such~~the Australian Guarantor has not: (i) admitted, and is not, nor is presumed or deemed to be, unable to pay its debts as they fall due; (ii) suspended making payments on any of its debts; (iii) by reason of actual or anticipated financial difficulties, commenced negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness; and (iv) had a moratorium declared in respect of any of its indebtedness.

“Step-Up Interest Rate” shall mean an interest rate per annum equal to the sum of (x) the Applicable Interest Rate and (y) the applicable Step-Up Margin.

“Step-Up Margin” shall mean five basis points (0.05%).

“Submit” shall mean the act of clicking on the “Submit” button in the Disbursement Portal, after which no changes to such documentation may be made without EXIM Bank approval (“Submission”, “Submitted” and “Submittal” shall be construed accordingly).

“Subsidiary” shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Parent; provided that, on and after the consummation of a Holdco Transaction, all references to a “Subsidiary” of or to the “Subsidiaries” of Parent herein or in any other Loan Document shall include the Borrower.

“Supplier” shall mean a Person identified as such on the Acquisition List as approved by EXIM Bank and/or otherwise approved by EXIM Bank.

“Supplier Content” shall mean, with respect to any Supply Contract, the amount representing the applicable Supplier’s content in such contract as specified in the relevant Supplier’s Certificate; provided that EXIM Bank shall determine what does and does not constitute Supplier Content, and such determination, in the absence of manifest error, shall be conclusive and binding for all purposes.

“Supplier’s Certificate” shall mean a certificate of a Supplier in a form specified by EXIM Bank.

“Supply Contract” shall mean the executed contract(s) (or, if no contract is executed, other document(s) satisfactory to EXIM Bank) for the purchase of Contract Goods and Services entered into between the Borrower and (a) a Supplier, or (b) an Ancillary Services Provider, as the case may be; provided that, in each case, multiple contracts among the same parties with respect to the Credit Facility will only be considered a single “Supply Contract” for all purposes under this Agreement.

“Synthetic Lease Obligation” shall mean the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease or (b) an agreement for the use of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Swap Agreement” shall mean any agreement with respect to any swap, hedge, forward, future or derivative transaction or option or similar agreement (including, without limitation, any Interest Rate Agreement) involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

“Swap Termination Value” shall mean, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date any such Swap Agreement has been closed out and termination value determined in accordance therewith, such termination value, and (b) for any date prior to the date referenced in clause (a), the amount determined as the mark-to-market value for such Swap Agreement, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements.

“Taxes” shall mean any taxes, fees, levies, imposts, duties, deductions, assessments or similar charges of any nature (whether imposed by withholding or otherwise) imposed by any Governmental Authority (including any taxing authority), or by any jurisdiction from or through which payments required hereunder or under any Note are made, including any interest, additions to tax or penalties applicable thereto.

“Technical Operating Report” shall have the meaning set forth in Section 9.02(y)(ii).

“Term Sheet” shall mean the term sheet immediately preceding the table of contents and preamble to this Agreement.

“Total Commitment Amount” shall be the amount set forth as such in the Term Sheet, as prepaid or canceled in accordance with this Agreement, as the case may be.

“Trademark License” shall mean any written agreement which (a) names a Loan Party as licensor or licensee and (b) grants to a Loan Party any right to use any Trademark.

“Trademarks” shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, Internet domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the U.S. Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

“Transaction Number” shall mean the “EXIM Bank Transaction No.” specified in the Term Sheet.

“Trigger Event” shall mean EXIM Bank has made a determination that the Borrower has failed to comply with its obligations under Section 9.02(bb)(i) and Section 9.02(bb)(ii).

“Trigger Threshold” means (a) as of the date of this Agreement, ten percent (10%) of the direct or indirect Equity Interests in Borrower, and (b) thereafter such lower percentage of the direct or indirect Equity Interests in Borrower as EXIM Bank may notify Borrower that is the percentage of ownership which EXIM Bank would be required to review, identify, and/or investigate pursuant to EXIM Bank’s internal policies designed to comply with applicable anti-corruption laws, laws governing Sanctions, requirements under the PATRIOT Act, or other applicable “know your customer” laws (collectively, the “Know Your Customer Requirements”).

“US HoldCo” shall mean Amaero Inc., a Delaware corporation.

“U.S.” or “United States” shall mean the United States of America.

“U.S. Dollars” or “U.S.$” or “$” shall mean the lawful currency of the United States of America.

“U.S. Federal Government Authority” shall mean the federal government of the United States, including any agency, department or other administrative authority or instrumentality thereof.

“Unique Entity Identifier” shall have the meaning set forth in the SAM Regulations.

“Upload” shall mean the act of uploading documents to the Disbursement Portal for EXIM Bank review (“Uploaded” and “Uploading” shall be construed accordingly).

1.02
Principles of Construction.
(a)
The meanings set forth for defined terms in Section 1.01 or elsewhere in this Agreement shall be equally applicable to both the singular and plural forms of the terms defined.
(b)
Unless otherwise specified, all references in this Agreement to Sections, Term Sheets, Annexes, Exhibits, and Schedules are to Sections, Term Sheets, Annexes, Exhibits, and Schedules in or to this Agreement.
(c)
The headings of the Sections in this Agreement are included for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
(d)
In the event of any discrepancy between the provisions of Section 1 through ~~Section 13~~Section 13 of this Agreement and the provisions of the Term Sheet forming a part of this Agreement, the applicable provisions of Section 1 through ~~Section 13~~Section 13 shall control.

(e)
Any reference to any person (including each of the parties to this Agreement and the Finance Documents) shall include such person and its successor and permitted assigns.
(f)
The term “including” shall be construed as meaning “including without limitation”.
(g)
Unless specified as a Business Day, any reference to “day” shall be deemed to refer to a calendar day.
(h)
Acknowledging that the parties hereto have participated jointly in the negotiation and drafting of this Agreement, if any ambiguity or question of intent or interpretation arises as to any aspect of this Agreement, then this Agreement will be construed as if drafted jointly by each of the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
(i)
If any amounts are stated in a currency other than U.S. Dollars, for purposes of this Agreement and the other Finance Documents, the applicable reference rate of exchange to U.S. Dollars to be used in connection with any determination to be made under this Agreement is the exchange rate for such foreign currency calculated using the rates available at http://www.oanda.com/currency/converter; provided, however, that (x) in all cases the reference rate of exchange to be used shall be the rate applicable on any Business Day occurring up to and including five (5) Business Days prior to the applicable date of determination and (y) with respect to any financial statements or other financial reporting of the Loan Parties, amounts set forth therein shall be converted using the reference rate of exchange applicable as of the last day of the period covered by such financial statements. In the event that such a reference rate of exchange for the relevant foreign currency is not available through http://www.oanda.com, the Borrower shall immediately contact EXIM Bank and EXIM Bank shall designate an alternative method for calculating the relevant exchange rate.
(j)
As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, all accounting terms not specifically defined herein shall be construed (x) until the Accounting Change Over Date (as defined below), in accordance with IFRS and (y) from and after the Accounting Change Over Date (as defined below), in accordance with GAAP; provided that, notwithstanding any other provision or definition contained herein, any obligations of a Person that are or would have been treated as operating leases for purposes of IFRS or GAAP, as applicable, prior to the issuance by the International Accounting Standards Board in January 2016 of IFRS 16 and any interpretations thereof (“IFRS 16”) or by the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842) and any interpretations thereof (“ASU 842”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) other than the preparation of financial statements in accordance with the Applicable Accounting Standard, notwithstanding the fact that such obligations are required in accordance with IFRS 16 or ASU 842, as applicable, to be treated as capitalized lease obligations in accordance IFRS or GAAP, as applicable, provided, further, that financial reporting shall not be affected hereby. Parent may elect to convert its accounting standard to GAAP (such conversion, the “GAAP Conversion”); provided, Parent provides EXIM Bank not less than thirty (30) days prior written notice (or such shorter period as may be agreed by EXIM Bank in writing) of the effectiveness of the GAAP Conversion (the first date on which such notice has been delivered and the GAAP Conversion has occurred, the “Accounting Change Over Date”). In the event that any Accounting Change or the GAAP Conversion shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Loan Parties and EXIM Bank agree to enter into negotiations to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes and/or GAAP Conversion with the desired result that the criteria for evaluating the Loan Parties’ financial condition shall be the same after such Accounting Changes and/or the GAAP Conversion as if such Accounting Changes had not been made or the GAAP Conversion had not occurred; provided that until such time as such an amendment shall have been executed and delivered by the Loan Parties and EXIM Bank, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes and/or the GAAP Conversion had not occurred.

SEction 2 THE Credit Facility

2.01
Amount. EXIM Bank hereby establishes the Credit Facility, upon the terms and conditions set forth in this Agreement, in favor of the Borrower. The Total Commitment Amount is the maximum amount that EXIM Bank is committed to make available under the Credit Facility. The Credit Facility is for the purpose of enabling the Borrower to finance:
(a)
in an aggregate amount not to exceed the Financed Portion Amount, the Financed Portion of the costs incurred on or after the Initial Eligibility Date by the Borrower for the purchase of Contract Goods and/or Contract Services for the Project; and
(b)
in an aggregate amount not to exceed the Exposure Fee Amount, the Exposure Fee payable on the Financed Portion Amount.

Notwithstanding anything to the contrary herein, the Borrower and the other Loan Parties acknowledge and agree that, (i) immediately prior to the First Amendment Effective Date, the (x) aggregate Total Commitment Amount was the Original Total Commitment Amount and (y) the aggregate principal amount disbursed under the Credit Facility is U.S.$22,811,235.02 (the “Utilized Amount”), (ii) on and from the First Amendment Effective Date, (x) the aggregate principal amount available to be drawn under the Total Commitment Amount has been permanently reduced by the Utilized Amount and (y) the establishment of the First Amendment Increased Commitment Amount pursuant to the First Amendment to Credit Agreement shall not constitute, and shall not be construed as, a reinstatement, increase, renewal, extension or modification of any portion of the Total Commitment Amount (including the Utilized Amont) that has been disbursed, canceled, reduced or otherwise terminated prior to the First Amendment Effective Date.

2.02
Availability. Subject to the terms and conditions provided herein, including the conditions set forth in ~~Section 6~~Section 6, Disbursements under the Credit Facility may be made up to and including the Final Disbursement Date.
2.03
Deemed Date for Certain Costs. For the purpose of determining whether costs are incurred on or after the Initial Eligibility Date, (a) costs with respect to Contract Services shall be deemed to have been incurred on the date such Contract Services were performed or provided as evidenced by the date of the invoices of the provider of such Contract Services, and (b) costs with respect to Contract Goods shall be deemed to have been incurred on the date the Contract Goods were purchased in the United States or shipped to the United States as evidenced by the date of the relevant bill of lading.

Section 3 DISBURSEMENTS

3.01
General Requirements.
(a)
General. Upon satisfaction of the conditions set forth in ~~Section 6~~Section 6 hereof, the Credit Facility may be utilized and disbursed in the manner described in, and subject to the conditions of, this ~~Section 3~~Section 3 and the Disbursement Procedures.
(b)
Types of Disbursements. Disbursements may be made: (i) through advances to the Borrower; and/or (ii) if financed, by book entry disbursements to fund payment of the Exposure Fee to EXIM Bank.
(c)
Ancillary Services. Ancillary Services relating to the Credit Facility shall be treated in the same manner as any other Contract Services (including the requirements set forth in ~~Section 4~~Section 4 of this Agreement).
(d)
Requested Disbursement Date. If the Requested Disbursement Date is not a Business Day, the Disbursement will be made on the earlier of (A) the next Business Day or (B) the Final Disbursement Date.
3.02
Limitation on Disbursements.
(a)
If EXIM Bank receives a request to disburse funds in an amount that would result in the aggregate principal amount of all Disbursements to exceed the Total Commitment Amount, EXIM Bank shall only be required to disburse funds in an amount equal to the amount then remaining under the Total Commitment Amount.
(b)
No more than one (1) Request for Reimbursement may be funded in any calendar month.
3.03
Disbursement.
(a)
Requirements for Request for Reimbursement. At least twenty (20) Business Days prior to the Requested Disbursement Date, the Borrower may request a Disbursement by electronically delivering or Uploading a duly completed and executed Request for Reimbursement to the Documentation Agent with all Credit Agreement Required

Documents attached, for Documentation Agent to review and provide to EXIM Bank pursuant to the terms of the Documentation Agent Agreement. In the event the Documentation Agent Agreement has been terminated before the Final Disbursement Date, the Borrower may request a Disbursement by electronically delivering a duly completed and executed Request for Reimbursement to EXIM Bank with all Credit Agreement Required Documents attached or Uploaded.
(b)
Making a Disbursement. If the Credit Administration Division is satisfied with the documentation Submitted or otherwise delivered in connection with the requested Disbursement, then on or before the Requested Disbursement Date (unless EXIM Bank has received a notice from the Borrower withdrawing the Request for Reimbursement for the requested Disbursement) EXIM Bank shall (i) make available for deposit into Borrower’s operating account (Account Number 8174880112 and Routing Number 121143260) in immediately available funds, the proceeds of the relevant Disbursement requested to be made on the Requested Disbursement Date in the corresponding Request for Reimbursement (excluding the amount of such Disbursement to be used for the payment of the related Exposure Fee) and (ii) simultaneously therewith, make a book entry disbursement with respect to the Exposure Fee related to such Disbursement.
(c)
Amended Documentation. If the Credit Administration Division is not satisfied with the documentation Submitted or otherwise delivered in connection with the requested Disbursement then it shall advise the Borrower and the Documentation Agent of this non‑satisfaction, and the Borrower shall then be entitled to deliver such documentation and/or provide EXIM Bank amended documentation for such Disbursement. Re-Submittal of any required documentation may alter the date of a Disbursement by EXIM Bank.

Section 4 FINANCING ELIGIBILITY REQUIREMENTS AND COVERAGE

4.01
Eligibility for Financing. In order to be eligible for financing under the Credit Facility, all Goods Subject to U.S. Flag Shipping (x) that are to be imported by ocean vessel to the United States must be transported to the United States in vessels of U.S. registry and (y) that were previously imported by ocean vessel to the United States must have been transported to the United States in vessels of U.S. registry, in each case pursuant to 46 U.S.C. § 55304 (Public Resolution No. 17 of the 73rd Congress of the United States, as amended), except to the extent that either a (i) “Certification of Vessel Non-Availability” or (ii) “Determination for Use in EXIM Bank Financing Evaluation Process” is obtained from the U.S. Maritime Administration (“MARAD”). If any Goods Subject to U.S. Flag Shipping are shipped on vessels of non-U.S. registry without such a MARAD certification or determination or contrary to the provisions of such MARAD certification or determination, such Contract Goods will not be eligible for financing under the Credit Facility.

In addition, goods used in the provision of Contract Services, if shipped by ocean vessel to the United States, may be required to be transported to or from the United States in vessels of U.S. registry pursuant to 46 U.S.C. § 55304 (Public Resolution No. 17 of the 73rd Congress of the United States, as amended).

4.02
Coverage of the Credit Facility. Subject to the terms and conditions of this Agreement, EXIM Bank shall finance each Disbursement with respect to any Supply Contract up to the following maximum amount (provided that the aggregate principal amount of all Disbursements shall not exceed the Total Commitment Amount):
(a)
an amount equal to seventy-five percent (75%) of the U.S. Dollar invoice value of the Contract Goods and Services included in the invoice(s) presented to EXIM Bank in connection with such Disbursement; plus
(b)
an amount equal to one hundred percent (100%) of the Exposure Fee on the amounts disbursed pursuant to clause (a) above.

Section 5 TERMS OF THE Credit Facility

5.01
Principal Repayment. The Borrower shall repay the portion of the principal that is actually disbursed under the Credit Facility in twenty-eight (28) quarterly installments, with each such installment to be payable on a Repayment Date beginning on September 30, 2027. On the Final Maturity Date, the Borrower shall repay in full the aggregate principal balance then outstanding. The amount of principal repayable on each Repayment Date is the amount set out opposite that Repayment Date in Schedule 1; provided that, if the aggregate amount of Disbursements made up to and including the Final Disbursement Date is less than the Total Commitment Amount, then each amount of principal set forth on Schedule 1 shall be ratably reduced in proportion to such amount.
5.02
Interest Payment.
(a)
Subject to Section ~~5.02(b) and Section 5.02(c)~~5.02(b) and Section 5.02(c) on each Interest Payment Date beginning on September 30, 2026 and on the date of any prepayment of any portion of the outstanding Disbursements, the Borrower shall pay to EXIM Bank interest in arrears, accruing from the date of the applicable Disbursement, on all amounts disbursed and outstanding from time to time under the Credit Facility. Any such interest payment shall be calculated at an interest rate per annum equal to the Applicable Interest Rate; provided, however, that in the event that any Disbursement is made within forty‑five (45) days prior to an Interest Payment Date, the first payment of accrued interest with respect to such Disbursement under this Section 5.02(a) shall not be due and payable until the next succeeding Interest Payment Date.

(b)
If any Payment Default shall occur, the Borrower shall pay to EXIM Bank, automatically and without demand, interest in arrears on such unpaid amount (to the extent permitted by Applicable Law) for the period from (and including) the Payment Default Date to (but excluding) the date such amount shall have been paid in full, at an interest rate per annum equal to the higher of: (i) the rate specified in Section 5.02(a) above plus one percent (1.00%) per annum; or (ii) the applicable rate of interest specified in the Federal Reserve Statistical Release H.15 (519) as the average monthly rate for the month immediately preceding the date of the relevant Payment Default Date, available at http://www.federalreserve.gov/releases/H15/data.htm under the heading of “U.S. government securities” and the subheading of “Treasury constant maturities”, for a maturity closest to the duration of the Payment Default plus one percent (1.00%) (or if such applicable rate of interest is not ascertainable pursuant to the foregoing, then as ascertained using any alternative method designated by EXIM Bank).
(c)
If on any Interest Payment Date a Trigger Event shall have occurred and be continuing, then so long as such Trigger Event is continuing the Applicable Interest Rate may, in the sole discretion of EXIM Bank, be replaced with the Step-Up Interest Rate for purposes of calculating the interest payable under Section 5.02(a).
5.03
Prepayment.
(a)
Voluntary Prepayments.
(i)
The Borrower may, from time to time, prepay, without premium or penalty (other than as specified in clause (D) below) all or any part of the outstanding Disbursements, on any Interest Payment Date, provided that:
(A)
any partial prepayment shall be in a minimum principal amount of U.S.$100,000 provided that if the aggregate principal amount of the Disbursements outstanding is less than U.S.$100,000, then such partial prepayment shall be in a minimum principal amount equal to the outstanding principal amount of the Credit Facility;
(B)
the Borrower shall give EXIM Bank at least ten (10) Business Days’ prior written notice of the proposed amount and the date of prepayment;
(C)
the Borrower shall pay in full all amounts due under the Credit Facility as of the date of such prepayment, including all interest which has accrued to the date of prepayment on the principal prepaid, together with all other amounts then due under this Agreement or any Note as of the date of such prepayment; and
(D)
on the date of such prepayment, the Borrower shall pay to EXIM Bank a prepayment premium which shall be equal to: the amount by which (a) the amount of the prepaid principal is less than (b) the sum of the present values, discounted from the remaining Repayment Dates to the date of such prepayment, of (x) the installments of principal being prepaid, plus (y) the amounts of interest which would otherwise have accrued on such principal to the remaining Interest Payment Dates.

(ii)
The annual discount rate used to calculate the present value amount in clause (a)(i)(D) of this Section 5.03 shall be that rate of interest specified as the current CIRR for the Business Day which is five (5) Business Days prior to the date of prepayment for a period equal to the applicable Maturity Period.
(b)
Mandatory Prepayments.
(i)
Prepayment Upon Imposition of Sanctions.
(A)
If at any time any Loan Party or any director, officer, or employee of a Loan Party shall be or become a Sanctioned Person, then EXIM Bank, in its sole discretion, may immediately (or at any time thereafter) suspend and/or cancel (in whole or in part) the Credit Facility and so notify the Borrower of such suspension and/or cancellation. Notwithstanding the preceding sentence, with regard to an employee (other than a director or officer) becoming a Sanctioned Person, EXIM Bank shall not suspend or cancel the Credit Facility if the applicable Loan Party promptly takes, to EXIM Bank’s satisfaction, all permissible and reasonable steps to terminate the employee’s relationship with the applicable Loan Party. If the Credit Facility is suspended under the terms of this sub-section, EXIM Bank shall retain the right to cancel (in whole or in part) the Credit Facility at any time thereafter. If the Credit Facility is canceled under the terms of this sub‑section, in whole or in part, then immediately upon EXIM Bank’s notice of cancellation, the Borrower shall prepay to EXIM Bank the principal amount subject to such cancellation then outstanding, together with all accrued and unpaid interest thereon to the date of prepayment and all other amounts then due and payable under this Agreement.
(B)
If at any time any Loan Party fails to perform or comply with the covenants set forth in Section 9.03(b), then EXIM Bank, in its sole discretion, may immediately (or at any time thereafter) suspend or cancel (in whole or in part) the Credit Facility and so notify the Borrower of such suspension or cancellation. If the Credit Facility is suspended, EXIM Bank shall retain the right to cancel the Credit Facility (in whole or in part) at any time thereafter. If the Credit Facility is canceled, then immediately upon EXIM Bank’s notice of cancellation, the Borrower shall prepay to EXIM Bank the principal amount subject to such cancellation then outstanding, together with all accrued and unpaid interest thereon to the date of prepayment and all other amounts then due and payable under this Agreement.
(ii)
Prepayment Upon the Event of Loss or Destruction of Collateral. Within sixty (60) days of an Event of Loss, Borrower shall prepay to EXIM Bank the entire principal amount then outstanding, together with all accrued and unpaid interest thereon to the date of the prepayment and all other amounts then due and payable under this Agreement (including with the proceeds of insurance pursuant to clause (iv) below).
(iii)
Prepayment Upon the Sale of Contract Goods and Services. If the Borrower desires to sell or transfer or otherwise dispose of any Contract Goods and Services to any other entity, including an Affiliate, then (a) prior to consummating such sale, Borrower shall obtain prior written consent of EXIM Bank, which consent may be withheld by EXIM Bank in its sole discretion, and (b) within ten (10) days after such sale, shall pay to EXIM Bank, the Pro-Rata Portion of the outstanding principal amount of the Disbursements relating to such Contract Goods and Services subject to the sale, including all accrued and unpaid interest thereon, and all other amounts then due and payable under this Agreement.
(iv)
Prepayment Upon Receipt of Insurance Proceeds. If any Loan Party receives insurance proceeds and condemnation and similar awards on account of an Event of Loss, such Loan Party shall promptly notify EXIM Bank thereof (including the amount of the proceeds to be received by such Loan Party in respect thereof) and, without duplication of clause (ii) above, within ten (10) days after receipt of such proceeds, shall pay to EXIM Bank, (x) in the case of insurance proceeds and condemnation and similar awards on account of an Event of Loss in relation to the Contract Goods, the Pro-Rata Portion of the outstanding principal amount of the Disbursement relating to such Contract Goods subject to the insurance claim, including all accrued and unpaid interest thereon, and all other amounts then due and payable under this Agreement, or (y) in the case of insurance proceeds and condemnation and similar awards on account of an Event of Loss in relation to the Project Site, the amount of such proceeds received by such Loan Party.
(v)
Prepayment Upon Illegality. If it becomes unlawful in any applicable jurisdiction for EXIM Bank to perform any of its obligations as contemplated by the Finance Documents or for EXIM Bank to fund, issue or maintain its participation in all or any portion of the Credit Facility, then:
(A)
EXIM Bank shall promptly notify the Borrower upon becoming aware of such event;
(B)
upon EXIM Bank notifying the Borrower, the Credit Facility shall be immediately canceled; and
(C)
the Borrower shall prepay the entire principal amount of the Disbursements then outstanding, together with all accrued and unpaid interest thereon to the date of the prepayment, and all other amounts then due and payable under this Agreement and any other Finance Document not later than the date specified by EXIM Bank in the notice delivered pursuant to clause (A) (such date being no earlier than the last day of any applicable grace period permitted by law).
(c)
Prepayment and Premium Irrevocable.
(i)
Any prepayment by the Borrower of any portion of the principal amount of outstanding Disbursements in accordance with this Section 5.03 shall be irrevocable and final when paid, and the Borrower shall not be entitled to subsequently borrow or redraw any part of such prepaid principal amount.
(ii)
Any prepayment premium under this Section 5.03 shall be owing and payable notwithstanding acceleration of the Credit Facility.
(d)
Prepayment Application.

Prepayments shall be applied to the installments of the Total Commitment Amount in the inverse order of their maturity.

5.04
Evidence of Debt.
(a)
The Borrower agrees that to evidence further its obligation to repay all amounts disbursed under the Credit Facility, with interest accrued thereon, it shall issue and deliver to EXIM Bank, in accordance with the written instructions of EXIM Bank, a promissory note in the aggregate principal amount of the Total Commitment Amount (such promissory note and any replacement thereof, issued pursuant to Section 5.04(c), hereinafter referred to as a “Note”). Such Note shall be in the form of Annex A, or as otherwise directed by EXIM Bank, shall bear the Guarantors’ Guarantee endorsement, and shall be valid and enforceable only to the extent of the aggregate amounts then disbursed and outstanding under the Credit Facility, and, as to interest, only to the extent of the interest accrued thereon. Any notations by EXIM Bank on any Note regarding payments made on account of the principal thereof, in the absence of manifest error, shall be conclusive and binding. Upon the irrevocable payment in full of any Note, EXIM Bank shall cancel and surrender such Note to the Borrower upon the Borrower’s request.
(b)
If any Note is mutilated, lost, stolen or destroyed, the Borrower shall issue and the Guarantors shall endorse and deliver a new Note of the same date, maturity and denomination as the Note so mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Note, such mutilated Note shall be returned to the Borrower after examination by EXIM Bank; and, in the case of any lost, stolen or destroyed Note, the Borrower shall have first received evidence of such loss, theft or destruction as shall reasonably be considered satisfactory to it. In the event that any lost or stolen Note is subsequently found, EXIM Bank shall cancel such Note and deliver such canceled Note to the Borrower; provided that the Borrower shall have already delivered a substitute Note to EXIM Bank.
(c)
All replacement Notes issued in connection with this Agreement shall be signed by an Authorized Officer of the Borrower and endorsed by an Authorized Officer of the Guarantors.
(d)
Upon any assignment or transfer by EXIM Bank of all or a portion of the Credit Facility in accordance with Section 12.03, the Borrower shall, at the request of EXIM Bank, execute and deliver to EXIM Bank and any such assignee(s) or transferee(s) new duly authorized and executed Notes substantially in the form of Annex A (or such other form as may be agreed between EXIM Bank and assignee(s) or transferee(s)) in the amounts equal to the aggregate amounts of principal respectively held by EXIM Bank and such assignee(s) or transferee(s) after giving effect to such assignment or transfer.

Section 6 CONDITIONS PRECEDENT

6.01
Conditions Precedent to First Disbursement. The obligation of EXIM Bank to permit the first Disbursement under the Credit Facility shall be subject to the delivery to EXIM Bank of the documents indicated below (each, in form and substance satisfactory to EXIM Bank)

and to the fulfillment, as of the date of such Disbursement, in a manner satisfactory to EXIM Bank (in its sole discretion) of the conditions set forth below:
(a)
This Agreement and the other Finance Documents. This Agreement and other Finance Documents, each fully executed by the parties thereto and in full force and effect.
(b)
No Restrictions. No law, regulation, ruling or other action of any Governmental Authority shall be in effect or shall have occurred, the effect of which would be to prevent any party to this Agreement from fulfilling its obligations.
(c)
Representations and Warranties. The representations and warranties made by the Loan Parties in this Agreement and in the other Finance Documents shall be true and accurate on and as of the date of the first Disbursement (except for any representations and warranties which are expressly stated to be given solely as of an earlier date, in which case such representation or warranty shall be true and correct in all respects on and as of such earlier date).
(d)
Request for Reimbursement. Delivery of a Request for Reimbursement for the initial Disbursement and satisfaction of the requirements of ~~Section 3~~Section 3 with respect to such Disbursement.
(e)
Acquisition List. The Acquisition List in the form approved by EXIM Bank.
(f)
Supply Contract. A copy of each Supply Contract, which, in EXIM Bank’s judgment, must be reasonable and consistent with industry and financial standards and must otherwise be in form and substance satisfactory to EXIM Bank.
(g)
Existence. Evidence that each Loan Party is duly organized or formed, validly existing and, to the extent the concept is applicable in such jurisdiction, in good standing under the laws of the jurisdiction of its incorporation or formation and for each Loan Party (other than the Australian ~~Guarantors~~Guarantor) and to the extent applicable in its jurisdiction of incorporation, evidence that it is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license.
(h)
Verification Certificate. A completed verification certificate in respect of the Australian ~~Guarantors~~Guarantor, duly signed by two directors of the Australian ~~Guarantors~~Guarantor, in form and substance satisfactory to EXIM Bank, together with all attachments referred to in such certificate and dated no earlier than 5 days before the date of the first Disbursement.
(i)
Authority of the Borrower and the Guarantors. Evidence of (i) the authority (and, in the case of the Australian ~~Guarantors~~Guarantor, extracts thereof) of each Loan Party to execute, deliver, perform and observe the terms and conditions of this Agreement, any Note or any other Finance Document; and (ii) the authority (including specimen signatures) for each Person who, on behalf of each Loan Party, signed this Agreement, will sign any Note and/or signed or will sign any other Finance Documents and such other documents and certificates (including Organizational Documents and, to the extent the concept is applicable in such jurisdiction, good standing certificates) as EXIM Bank may request relating to the organization, existence and good standing (to the extent the concept is applicable in such jurisdiction) of each Loan Party and any other legal matters relating to a Loan Party, this Agreement or the other Finance Documents or the transactions contemplated hereby or thereby.
(j)
Government Authorizations. Copies, certified as true copies by an Authorized Officer of the Loan Parties of each consent, license, authorization or approval of, and exemption by, any Governmental Authority, which are necessary or advisable: (i) for the execution, delivery, performance, and observance by the Loan Parties of this Agreement and the other Finance Documents; and (ii) for the validity, binding effect, and enforceability of this Agreement and the other Finance Documents.
(k)
Legal Opinions. An opinion of external legal counsel to each Loan Party and, in the case of the Australian ~~Guarantors~~Guarantor, Clayton Utz as external Australian legal counsel to EXIM, in form and scope acceptable to EXIM Bank, and, if requested by EXIM Bank, an opinion from independent legal counsel selected by EXIM Bank, as to such matters relating to this Agreement and the other Finance Documents or the transactions contemplated hereby or thereby as specified by EXIM Bank.
(l)
Appointment of Process Agent. Evidence that (i) ~~each~~the Australian Guarantor has irrevocably appointed as its agent for service of process the Person or Persons so specified in Section 11.03(a); and (ii) each such agent has accepted the appointment (and been paid in full) for a term extending at least one year beyond the scheduled final repayment date of the Credit Facility and has agreed to forward forthwith to ~~such~~the Australian Guarantor, all legal process addressed to ~~such~~the Australian Guarantor received by such agent.
(m)
Independent Consultant Agreements. A copy of each fully executed Independent Consultant Agreement, if applicable.
(n)
Repayment of Existing Indebtedness. Evidence that the Existing Loan Agreement has been indefeasibly repaid in full and EXIM Bank shall have received a payoff letter (in form and substance satisfactory to EXIM Bank) with respect to the repayment of the Existing Loan Agreement and the termination of any lien or security interest in connection therewith.
(o)
Note. A Note fully executed by the Borrower and endorsed by the Guarantors.
(p)
Outside Counsel Fees and Other Fees. Evidence of the payment in full of the reasonable fees and out-of-pocket expenses due and payable to EXIM Bank’s outside counsel and any Independent Consultant.
(q)
Anti‑Lobbying Certificates. Delivery of an Anti-Lobbying Certificate(s) executed by Authorized Officer(s) of the Borrower, each Supplier, and each Ancillary Service Provider.

(r)
Iran Activities Certification. Each Loan Party shall have delivered an Iran Activities Certification.
(s)
Tax Basis Certificate. A certificate of the Borrower acknowledging and agreeing that any loan made by EXIM Bank pursuant to this Agreement and any determination by EXIM Bank as to whether any Contract Goods and Services are Contract Goods and Services shall not prejudice or otherwise have any binding effect with regard to any determination by the IRS, the U.S. Department of the Treasury or a court of law as to the tax basis of the Project or any part thereof under the Code.
(t)
Davis-Bacon Requirements. A certificate from the Borrower certifying that the Project is not a “public works project” within the meaning of the Davis-Bacon Act or any other Applicable Law.
(u)
Compliance with NEPA. Completion by EXIM Bank of its review under NEPA and the regulations and any publicly available rulings promulgated thereunder whereby EXIM Bank has (a) either issued or adopted an environmental assessment and issued a Finding of No Significant Impact pursuant to 40 CFR 1508, or (b) issued or adopted an environmental impact statement and issued a record of decision pursuant to 40 CFR 1505.2 or (c) or made a determination that the Project is eligible for a Categorical Exclusion (as defined in 40 CFR 1508); and has received evidence of satisfaction of any additional environmental requirements (including required mitigations, environmental permits, and satisfactory completion of any environmental consultations) in accordance with applicable Environmental Law.
(v)
Compliance with National Historic Preservation Act. All necessary consultations and other requirements under Section 106 of the National Historic Preservation Act have been satisfied.
(w)
No Material Adverse Change. No event or circumstance shall have occurred which, in the judgment of EXIM Bank, is likely to materially and adversely affect the financial condition, business, prospects or operations of any Loan Party or the ability of any Loan Party to perform all or any of its obligations under this Agreement, any Note or any other Finance Document, as the case may be.
(x)
Operative Notice. EXIM Bank has delivered an Operative Notice to the Borrower.
(y)
Other Documents. Any other documents, certificates, instruments, authorization, opinion, assurance or information relating to this Agreement, any Note or any other Finance Document or the transactions contemplated hereby or thereby (including the entry into and performance of the transactions contemplated under them by any Loan Party) as EXIM Bank may have reasonably requested.
(z)
No Event of Default. No Event of Default and no Potential Default exists at the time all the foregoing conditions of this Section 6.01 have been satisfied or waived by EXIM Bank.

(aa)
Security Interests. The Borrower shall grant to EXIM Bank a first priority security interest in the Collateral pursuant to the Security Documents. The security interest shall be perfected in such manner as required by all Applicable Laws, shall be in form and substance satisfactory to EXIM Bank and all conditions to the grant and perfection of such security specified in the Security Documents shall be satisfied.
(bb)
Searches. A copy of recent Uniform Commercial Code searches or other lien registry searches in each applicable jurisdiction relating to the Collateral and the Loan Parties, as determined by EXIM Bank, including Australian Securities and Investments Commission and Personal Property Securities Register search results in respect of the Australian ~~Guarantors~~Guarantor.
(cc)
Insurance. EXIM Bank shall have received certificates of insurance pertaining to the Project, Project Site and Collateral, which shall be in full compliance with the requirements specified in Section 9.02(hh) of this Agreement. EXIM Bank shall have received (i) a report from the insurance advisor addressed to EXIM Bank as to such matters regarding the insurance coverage maintained by the Borrower or any other Person with respect to the Project, Project Site and Collateral as EXIM Bank shall request and (ii) a certificate from the insurance advisor dated on or prior to the first Disbursement Date, certifying that all insurance policies required to be maintained (or caused to be maintained) by the Borrower or any other Person with respect to the Project, Project Site, and Collateral have been obtained and are in full force and effect as of the first Disbursement Date, and such insurance policies comply in all material respects with the requirements of Section 9.02(hh) of this Agreement.
(dd)
Landlord Access Agreement. The Landlord Access Agreement in a form and substance reasonably satisfactory to EXIM Bank with respect to the Project Site Lease.
(ee)
Pledged Collateral Account. After giving effect to the requested Disbursement, EXIM Bank shall have received evidence satisfactory to it that the Borrower is in compliance with the requirements of Section 9.02(gg).
(ff)
Equity Milestone. The Equity Milestone has occurred.
(gg)
Acquisition Cost of Contract Goods and Services. The Borrower has provided evidence satisfactory to EXIM Bank that (prior to giving effect to the requested Disbursement) the Borrower has immediately available unrestricted balance sheet cash to fund at least twenty-five percent (25%) of the U.S. Dollar invoice value of the Contract Goods and Services included in the invoice(s) presented to EXIM Bank in connection with the requested Disbursement.
6.02
Conditions Precedent to Each Disbursement. The obligation of EXIM Bank to permit any Disbursement shall be subject to the delivery to EXIM Bank of the documents indicated below (each in form and substance satisfactory to EXIM Bank) and to the fulfillment, as of the date of such Disbursement, in a manner satisfactory to EXIM Bank of the conditions set forth below:

(a)
This Agreement and the other Finance Documents. This Agreement, including the Guarantors’ Guarantee herein, and the other Finance Documents shall each continue to be in full force and effect.
(b)
No Restrictions. No law, regulation, ruling or other action of any Governmental Authority shall be in effect or shall have occurred, the effect of which would be to prevent any party to this Agreement from fulfilling its obligations.
(c)
Representations and Warranties. The representations and warranties made by the Loan Parties in this Agreement and in the other Finance Documents shall be true and accurate on and as of the date of such Disbursement (except for any representations and warranties which are expressly stated to be given solely as of an earlier date, in which case such representation or warranty shall be true and correct in all respects on and as of such earlier date).
(d)
Request for Reimbursement. Delivery of a Request for Reimbursement for such Disbursement and satisfaction of the requirements of ~~Section 3~~Section 3 with respect to such Disbursement.
(e)
No Material Adverse Change. No event or circumstance shall have occurred which, in the judgment of EXIM Bank, is likely to materially and adversely affect the financial condition, business, prospects or operations of any Loan Party or the ability of any Loan Party to perform all or any of its respective obligations under this Agreement or any other Finance Document.
(f)
Other Documents. Any other documents, certificates, instruments or information relating to this Agreement, any Note or any other Finance Document or the transactions contemplated hereby as EXIM Bank may have reasonably requested.
(g)
No Event of Default. No Event of Default and no Potential Default exists or will exist after giving effect to the requested Disbursement.
(h)
Pledged Collateral Account. After giving effect to the requested Disbursement, EXIM Bank shall have received evidence satisfactory to it that the Borrower is in compliance with the requirements of Section 9.02(gg).
(i)
Insurance. EXIM Bank shall have received certificates of insurance pertaining to the Project, Project Site and Collateral, which shall be in full compliance with the requirements specified in Section 9.02(hh) of this Agreement. EXIM Bank shall have received (i) a report from the insurance advisor addressed to EXIM Bank as to such matters regarding the insurance coverage maintained by the Borrower or any other Person with respect to the Project, Project Site and Collateral as EXIM Bank shall request and (ii) a certificate from the insurance advisor dated on or prior to the requested Disbursement Date, certifying that all insurance policies required to be maintained (or caused to be maintained) by the Borrower or any other Person with respect to the Project, Project Site and Collateral have been obtained and are in full force and effect as of the requested Disbursement Date, and such insurance policies comply in all material respects with the requirements of Section 9.02(hh) of this Agreement.

(j)
Acquisition Cost of Contract Goods and Services. The Borrower has provided evidence satisfactory to EXIM Bank that (prior to giving effect to the requested Disbursement) the Borrower has immediately available unrestricted balance sheet cash to fund at least twenty-five percent (25%) of the U.S. Dollar invoice value of the Contract Goods and Services included in the invoice(s) presented to EXIM Bank in connection with the requested Disbursement.

SectiOn 7 FEES AND EXPENSES

7.01
Fees. The Borrower shall pay or cause to be paid to EXIM Bank the following fees (provided that solely the Documentation Agent Fee in clause (c) below shall be payable to the Documentation Agent):
(a)
Commitment Fee: (i) with respect to the Original Total Commitment Amount, a loan commitment fee (“Commitment Fee (Original Signing)”) of one-half of one percent (0.50%) per annum on the uncanceled and undisbursed balance from time to time of the Original Total Commitment Amount, accruing from March 9, 2025, to and including the Final Disbursement Date, and (ii) with respect to the First Amendment Increased Commitment Amount, a loan commitment fee (“Commitment Fee (First Amendment)”) and collectively with the Original Commitment Fee, the “Commitment Fee”) of one-half of one percent (0.50%) per annum on the uncancelled and undisbursed amount of the First Amendment Increased Commitment Amount accruing from June 11, 2026, to the Final Disbursement Date, and in each case, payable on each Commitment Fee Payment Date beginning on, (x) in the case of the Original Total Commitment Amount, July 15, 2025 and (y) in the case of the First Amendment Increased Commitment Amount, July 15, 2026 (in each case, in the event that any Disbursement is made within forty-five (45) days prior to a Commitment Fee Payment Date, the calculation of the uncanceled and undisbursed balance of the Total Commitment Amount in respect of such payment date shall exclude such Disbursement, provided, however, that any Commitment Fee due on the next Commitment Fee Payment Date shall be reduced by the amount equal to one-half of one percent (0.50%) per annum of such Disbursement, such amount calculated based on the number of days elapsed from the date of such Disbursement until the date of the Commitment Fee Payment Date immediately succeeding the date of such Disbursement)~~; and~~ .
(b)
Exposure Fee: no later than each Disbursement Date, the Exposure Fee with respect to the related Disbursement.
(c)
Documentation Agent Fee: the fees due to the Documentation Agent under the Documentation Agent Agreement.

The parties hereto acknowledge and agree that the Commitment Fee shall continue to accrue and become due and payable as described above during any period in which Disbursements are suspended as described in Section 10.02(a).

7.02
Taxes.

(a)
Each Loan Party agrees to pay all amounts owing by it under this Agreement, any Note or any other Finance Document free and clear of, and without deduction or withholding for or on account of, any Taxes. If any Assignee is legally entitled to an exemption from or reduction in the rate of any applicable withholding Tax with respect to any payments hereunder, such Assignee shall deliver to each Loan Party, on the date of this Agreement and at the time or times reasonably requested by such Loan Party, such properly completed and executed documentation reasonably requested by the Loan Party as will permit such payments to be made without withholding or at a reduced rate of withholding, including a complete and properly executed IRS Form W-9 or IRS Form W‑8, as applicable.
(b)
Each Loan Party shall indemnify EXIM Bank (including for all purposes of this Section 7.02(b) any successor agency or entity thereof (including in the case of a merger), or any other agency or instrumentality of the United States within the meaning of Section 6049(b)(4)(C) of the Code), within ten (10) days after demand therefor, for the full amount of any Taxes (including Taxes imposed or asserted on or attributable to amounts payable under this Section 7.02) payable or paid by EXIM Bank or required to be withheld or deducted from a payment to EXIM Bank and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by EXIM Bank shall be conclusive absent manifest error.
(c)
Each Loan Party agrees to pay when due all property or other Taxes imposed on or in respect of the Project Site by any Governmental Authority.
(d)
Notwithstanding anything to the contrary contained herein, this Section 7.02 shall survive the termination of this Agreement and the payment of any Note and all other amounts due hereunder.
7.03
Expenses.
(a)
Each Loan Party agrees, whether or not the transactions hereby contemplated shall be consummated, promptly upon demand to pay or reimburse (i) the reasonable and duly documented fees, costs and expenses (including out-of-pocket expenses in respect of telecommunications, mail or courier service, travel and the like) of (A) EXIM Bank, (B) counsel for EXIM Bank, and (C) any Independent Consultant or any other consultant or any other advisor engaged by or for the benefit of EXIM Bank, in each case arising in connection with the preparation, printing, execution, delivery, registration, implementation, monitoring, amendment or enforcement of, waiver or consent under, or the protection or preservation of any right or claim of EXIM Bank arising out of, this Agreement or any other Finance Document, as well as the cost of preparing an operative memorandum and an operations and monitoring memorandum for internal EXIM Bank use, (ii) any and all registration and filing fees required under the Finance Documents and (iii) all Taxes (including interest and penalties, if any) that may be payable in respect of the Finance Documents.

(b)
All amounts payable by the Loan Parties pursuant to this Section 7.03 shall be paid by the Loan Parties in the currency in which the same has been incurred and is payable to EXIM Bank.
7.04
Additional or Increased Costs.
(a)
If, due to any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to EXIM Bank (other than, in the case of an Assignee, Taxes imposed on the overall net income of such Assignee); (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment affecting EXIM Bank; or (iii) imposes any other condition affecting this Agreement or any Note, there shall be any increase in the cost to EXIM Bank of agreeing to make or making, funding or maintaining EXIM Bank’s participation in any Disbursement, then the Borrower shall from time to time, upon demand by EXIM Bank, pay to EXIM Bank additional amounts sufficient to compensate EXIM Bank for such increased cost.
(b)
Each demand for payment by EXIM Bank under this Section 7.04 shall be accompanied by a certificate showing in reasonable detail the basis for the calculation of the amounts demanded, which certificate, in the absence of manifest error, shall be conclusive and binding for all purposes.
7.05
Indemnification. Each Loan Party agrees to pay, indemnify and hold EXIM Bank and each of its affiliates and each of its respective directors, officers, employees, agents, advisers and representatives directly included in the transactions contemplated by this Agreement or the other Finance Documents (each an “Indemnified Person”) harmless from and against any and all liabilities, obligations, losses, Taxes, damages, penalties, actions (whether actual or prospective claims, litigations, investigations or proceedings relating to the foregoing, whether sounding in contract, in tort or on any other ground and regardless of whether the Indemnified Person is party thereto), judgments, suits, reasonable and duly documented costs, expenses or disbursements of any kind or nature whatsoever and any other related reasonable and duly documented expenses, including the reasonable and duly documented fees, charges and disbursements of any counsel for any Indemnified Person, incurred by or asserted against the Indemnified Person arising out of, in connection with, or as a result of (a) the execution, delivery, registration, filing, recording, enforcement, performance or administration of, or in any other way arising out of or relating to, the Finance Documents or any action taken or omitted to be taken by EXIM Bank with respect to any of the foregoing, (b) the Contract Goods or any related properties of the Borrower or the other Loan Parties, (c) any actual or alleged violation of Environmental Law or presence or Release of Hazardous Materials at, on, or from any property currently or formerly owned or operated by any Loan Party, or any Environmental Liability related in any way to any Loan Party, or (d) any action or inaction of any Loan Party in connection with the Finance Documents or the transactions contemplated thereby (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such Loan Party shall have no obligation hereunder to an Indemnified Person with respect to Indemnified Liabilities (i) to the extent arising solely from the gross negligence, willful misconduct or fraud of such Indemnified Person, (ii) to the extent attributable to the breach by such Indemnified Person of its representations, warranties and/or obligations under any Finance Document, (iii) for any Indemnified Person (other than EXIM Bank) that consist of any cost, expense, liability or obligation of such Indemnified Person that is expressly stated to be without right to reimbursement or indemnity from the Borrower, (iv) for any Indemnified Person (other than EXIM Bank) to the extent such Indemnified Liabilities would not have been imposed if such Indemnified Person had not engaged in transactions unrelated to those contemplated by this Agreement or the other Finance Documents, (v) consisting of administrative or overhead costs or expenses, or (vi) that would not have been incurred in the absence of an amendment or supplement to any Finance Document (other than an amendment or supplement (A) requested by or consented to in writing by the Loan Parties (B) required by Applicable Law, or (C) made during the continuance of an Event of Default). Without prejudice to the survival of any other provision hereof, the terms of this Section 7.05 shall survive the termination of this Agreement and the other Finance Documents and the repayment of Credit Facility and all other amounts payable hereunder. Notwithstanding anything to the contrary herein, in the case of an Indemnified Person that is an Assignee, this Section 7.05 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

section 8 PAYMENTS

8.01
Method of Payment.
(a)
All payments to be made by the Loan Parties under this Agreement, any Note and any other Finance Document shall be received without set-off or counterclaim in U.S. Dollars in immediately available and freely transferable funds no later than 11:00 a.m. (New York City time) on the date on which due (as applicable) to EXIM Bank at the Federal Reserve Bank of New York for credit to EXIM Bank via the Federal Reserve Wire Network (FedWire) in accordance with the instructions set forth in the Term Sheet under the heading “Payment Instructions”.
(b)
Except as otherwise provided herein, whenever any payment would otherwise fall due on a day which is not a Business Day, the due date for payment shall be the immediately succeeding Business Day and interest and fees shall be computed in accordance with Section 12.01.
8.02
Application of Payments. Subject to Section 8.03, EXIM Bank shall apply payments received by it under this Agreement or any Note in the following order of priorities: first, in or towards payment of all accrued interest due and owing pursuant to Section 5.02(b); second, in or towards payment of all Commitment Fees, Exposure Fees and all other amounts due and owing to EXIM Bank under this Agreement or any other Finance Document which is not otherwise provided for under clauses “first” or “third” of this Section 8.02; third, in or towards payment of all accrued interest due and owing pursuant to Section 5.02(a); and fourth, in or towards payment of all amounts of principal due and owing under Section 5.01 or Section 5.03 (as applicable).
8.03
Application of Proceeds from Collateral and Other Amounts following an Event of Default. Following an Event of Default which is continuing, EXIM Bank shall apply all proceeds in respect of the Collateral and all other amounts received by EXIM Bank under any Finance Document in the following order of priorities: first, in or towards payment or reimbursement of all fees, costs and expenses paid by or on behalf of EXIM Bank in connection with its entering upon, taking possession of, holding, operating, managing, selling or otherwise disposing of the Collateral or any portion thereof, any and all Taxes, assessments or other charges of any kind imposed on EXIM Bank in connection with this Agreement, any Note or any other Finance Document, and any other amounts payable to EXIM Bank under this Agreement, any Note or any other Finance Document or any related document in respect of any indemnities; second, in or towards payment of all accrued interest then due and owing to EXIM Bank pursuant to Section 5.02(b); third, in or towards payment of all accrued interest then due and owing to EXIM Bank pursuant to Section 5.02(a); fourth, in or towards payment of all amounts of principal then due and owing to EXIM Bank hereunder or the Note; fifth, in or towards payment of all other amounts then due and owing to EXIM Bank under this Agreement or any other Finance Document; and sixth, the balance, if any, to the Borrower in accordance with Applicable Laws.

section 9 REPRESENTATIONS, WARRANTIES, AND COVENANTS

9.01
Representations and Warranties of the Loan Parties.
(a)
General Representations and Warranties. As of the date hereof, the date of each Request for Reimbursement, and the date of each Disbursement (in each case, after giving effect to the transactions contemplated hereunder and thereunder), each Loan Party makes the following representations and warranties to EXIM Bank:
(i)
Existence, Qualification and Authority. Each Loan Party and each Subsidiary thereof (A) is duly organized or incorporated (as applicable), validly existing and in good standing (to the extent the concept is applicable in such jurisdiction) under the laws of the jurisdiction of its incorporation or formation, (B) has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to result in a material adverse effect, and (C) is duly qualified and is licensed and, as applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, with full power, authority and legal right to own its property and carry on its business as now conducted, and has the requisite power, and has taken all actions necessary or advisable to authorize it to execute, deliver, perform, and observe the terms and conditions of the Finance Documents.
(ii)
Government Authorizations Regarding Finance Documents, etc. All consents, licenses, authorizations and approvals of, and exemptions by, any Governmental Authority that are necessary or advisable: (A) for the execution, delivery, performance and observance by the Loan Parties of the Finance Documents and (B) for the validity, binding effect and enforceability of the Finance Documents have, in each case, been obtained and are in full force and effect.
(iii)
Recordation. To ensure the legality, validity, enforceability, priority or admissibility in evidence of any of the Finance Documents, it is not necessary that any of the Finance Documents be registered, recorded, enrolled or otherwise filed with any court or any Governmental Authority, or notarized; or that any documentary, stamp or other similar Tax, imposition or charge of any kind be paid on or in respect of any of the Finance

Documents other than the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware.
(iv)
Restrictions. The execution, delivery and performance or observance by each Loan Party of the terms of, and consummation by each Loan Party of the transactions contemplated by, each of the Finance Documents does not and will not conflict with or result in a breach or violation of: (A) the Organizational Documents of such Loan Party; (B) any law of the United States or any other ordinance, decree, constitutional provision, regulation or other requirement of any Governmental Authority; or (C) any order, writ, injunction, judgment, decree or award of any court or other tribunal. Further, each Loan Party’s execution and delivery of the Finance Documents, the performance and observance of its obligations thereunder, and the consummation of the transactions contemplated by the Finance Documents do not and will not conflict with or result in a breach of any agreement or instrument to which such Loan Party is a party or to which it or any of its revenues, properties or assets may be subject, or result in the creation or imposition of any lien upon any of the revenues, properties or assets of such Loan Party pursuant to any such agreement or instrument other than the lien upon the Collateral created under the Security Documents.
(v)
Binding Effect. Each Loan Party has duly executed and delivered this Agreement and the other Finance Documents to which it is a party on or before the date hereof, and each Loan Party will also duly execute and deliver each Note and each of the other Finance Documents that may hereafter be executed by such Loan Party. Each of the Finance Documents that has been executed and delivered constitutes, and each such Finance Document that may hereafter be executed and delivered will constitute, a direct, general, and unconditional obligation of each Loan Party that is legal, valid, and binding upon such Loan Party and enforceable against such Loan Party in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, liquidation, moratorium, readjustment of debt or other similar laws affecting the enforcement of creditors’ rights generally, and by the application of general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity. Each Loan Party’s payment obligations under this Agreement rank, and under any Note when issued will rank, at least senior in priority of payment and in right of security to all unsecured Indebtedness and unsubordinated Indebtedness of such Loan Party.
(vi)
Choice of Law. The choice of law provisions of this Agreement, any Note and any other Finance Document are valid, binding and not subject to revocation by any Loan Party, and in any proceedings brought in the United States for enforcement of any of the Finance Documents, the choice of the law of the State of New York as the governing law of such documents will be recognized and such law will be applied.
(vii)
Commercial Activity; No Immunity. The Finance Documents and the transactions contemplated thereby constitute commercial activities (rather than governmental or public activities) of each Loan Party, and each Loan Party is subject to private commercial law with respect thereto. No Loan Party nor any of its property, assets, or revenue enjoys, under the laws of its jurisdiction, any right of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution, set-off, execution, or from any other legal process with respect to any of the obligations under this Agreement, any Note, or any of the other Finance Documents.
(viii)
Legal Proceedings. No actions, suits, legal proceedings, claims, disputes or investigations are pending or, to the best of each Loan Party’s knowledge and belief after due inquiry, threatened, at law, in equity, in arbitration, before any court, or before any Governmental Authority that might: (A) materially and adversely affect such Loan Party’s financial condition, business or operations; (B) either individually or in the aggregate could reasonably be expected to have a material adverse effect, (C) restrain or enjoin or have the effect of restraining or enjoining the performance or observance of the terms and conditions of any of the Finance Documents; or (D) in any other manner question the validity, binding effect or enforceability of any of the Finance Documents or any of the transactions contemplated thereby.
(ix)
Company Financial Statements. The Company Financial Statements present fairly the financial condition of the Parent and its consolidated Subsidiaries at the date of such statements and the results of the operations of the Parent and its consolidated Subsidiaries for such fiscal year. The Company Financial Statements have been prepared in accordance with the Applicable Accounting Standard, consistently applied, except as otherwise expressly noted therein. Except as fully reflected in the Company Financial Statements, there are no liabilities or obligations with respect to any Loan Party of any nature whatsoever (whether absolute, accrued, contingent or otherwise, and whether or not due) for the period to which the Company Financial Statements relate that, either individually or in the aggregate, would be material to any Loan Party. Since the date of the Company Financial Statements, there has been no material adverse change in the financial condition, business, prospects or operations of any Loan Party.
(x)
Security Documents. The Security Documents will create and perfect in favor of EXIM Bank a legal, valid and enforceable first-priority security interest in the Collateral. Other than the Lien created by the Security Documents, no Liens exist over or with respect to the Collateral other than Permitted Liens.
(xi)
Supply Contract(s). No Applicable Law is or will be violated by any Supply Contract or the performance by the Borrower of its obligations thereunder.
(xii)
Compliance with Applicable Laws. Each Loan Party is in compliance in all material respects with all Applicable Laws.
(xiii)
Compliance with Environmental Laws. (A) Except as has not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a material adverse effect, each Loan Party has not (i) failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) incurred, assumed, provided an indemnity with respect to, or otherwise become subject to any Environmental Liability, or (iii) received any notice, report, order, directive or other information regarding any actual or alleged violation of Environmental Laws or any claim with respect to any Environmental

Liability and (iv) does not have knowledge of any basis for any Environmental Liability. (B) Except as could not, individually or in the aggregate, reasonably be expected to result in a material adverse effect, each Loan Party has never treated, stored, released, discharged, disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, or exposed any person to, or owned or operated any property or facility which is or has been contaminated by, any Hazardous Materials, so as to give rise to any current or future Environmental Liability.
(xiv)
[reserved].
(xv)
Use of Contract Goods and Services. The Contract Goods and Services have been used only for lawful purposes, in a lawful manner and in accordance with Applicable Law.
(xvi)
No Delinquency on Amounts Due to the United States. No Loan Party is delinquent on any amounts of money, funds or property due and owing to EXIM Bank or any other U.S. Federal Government Authority.
(xvii)
No Corrupt Practices.
(A)
No Loan Party nor any director, officer, employee, agent or representative acting on behalf of such Loan Party, is currently under charge or under formal investigation by any Governmental Authority, or has been, within the past five (5) years, convicted in any court of any country, or subject to equivalent measures such as deferred prosecution agreements, non-prosecution agreements or publicly-available arbitral awards, in any country, for bribery, payoffs, kickbacks or laundering money.
(B)
No Loan Party nor any of such Loan Party’s respective directors, officers or employees, agents or representatives has (directly or indirectly) received, paid, offered or promised to pay, or authorized the payment of any commission, bribe, pay-off or kickback or similar payment that violates any Applicable Law or entered into any agreement or arrangement under which any such payment will at any time be made. No Loan Party nor any of such Loan Party’s respective directors, officers or employees, agents or representatives and, to the best of each Loan Party’s knowledge and belief, no Supplier or Ancillary Services Provider or any Suppliers have, agreed to make or arrange for (directly or indirectly) any payment, discount, allowance, rebate, commission, fee or other payment in connection with the procurement of the Contract Goods and Services under any Supply Contract without the express written consent of EXIM Bank, except for:
(1)
payment of manufacturing costs or for the purchase of the Contract Goods and Services;
(2)
the regular remuneration of regular full-time directors, officers and employees of such party;

(3)
commissions or fees, if any, to regular sales agents, brokers or representatives, which are (aa) on arm’s length terms for fair market value for the services rendered; (bb) paid in the ordinary course of business; (cc) readily identifiable on the party’s books and records as to amount, purpose, and recipient; (dd) in an amount customary for the services rendered, or to be rendered, with respect to each counterparty’s country; and (ee) not intended to be used for any illicit or corrupt purpose;
(4)
any discounts, allowance, or rebates to the Borrower that are disclosed in invoices from a Supplier or an Ancillary Services Provider, as the case may be, submitted for payment in connection with a Disbursement; or
(5)
any fees paid to commercial banks or any payments made to EXIM Bank in connection with the Credit Facility.

Furthermore, no monies (including cash, check, wire transfer or other similar funds) representing any portion of the payment of any invoice in connection with the Contract Goods and Services has been returned or transferred to the Borrower or to any third party at the direction or on behalf of the Borrower without the express written consent of EXIM Bank.

(xviii)
Suspension and Debarment.
(A)
Each Loan Party and each of their respective Principals individually (1) is not Excluded or Disqualified from participating in a Covered Transaction; (2) is not formally proposed for debarment by any U.S. Federal Government Authority, with a final determination still pending; (3) is not, and within the past three (3) years has not been, indicted, convicted or had a civil judgment rendered against it for any conduct or offense described at 2 C.F.R. § 180.800(a) in the Debarment Regulations; and (4) have not had one or more public transactions (Federal, State, or local) terminated within the preceding three years for cause or default.
(B)
Each Loan Party has not made, and to the best of each Loan Party’s knowledge and belief, none of the Suppliers or Ancillary Services Providers has made, any payment in connection with the Credit Facility or any Supply Contract to any Person who is Excluded or Disqualified from participating in a Covered Transaction.
(C)
No Loan Party nor any of their respective Principals individually are listed on any of the publicly available debarment lists of the World Bank Group, the African Development Bank, the Asian Development Bank, the European Bank for Reconstruction and Development and the Inter-American Development Bank.
(D)
Each Loan Party has not been found by a court of the United States to be in violation of any of the following statutes or regulations within the preceding twelve (12) months: (i) the Foreign Corrupt Practices Act of 1977; (ii) the Arms

Export Control Act; (iii) the International Emergency Economic Powers Act; (iv) the Export Administration Act of 1979; or (v) the regulations issued by the OFAC.
(xix)
Sanctions.
(A)
No Loan Party or any of its respective directors, officers and employees:
(1)
is a Sanctioned Person; or
(2)
to the best of such Loan Party’s knowledge and belief after due inquiry, has, directly or indirectly, entered into any sales, leasing or financing agreements, or any other transactions with any Sanctioned Person (in the case of any employee, in such Person’s capacity as an employee of the Loan Party).
(B)
No action, claim, lawsuit, enforcement action, proceeding, investigation or written inquiry with respect to each Loan Party’s compliance with Sanctions is pending or, to the best of such Loan Party’s knowledge and belief, after due inquiry, threatened.
(xx)
Compliance Systems. Each Loan Party has implemented and enforces policies and procedures reasonably designed to ensure such Loan Party’s, and such Loan Party’s directors’, officers’ and employees’, compliance with:
(A)
Sanctions;
(B)
all Applicable Laws prohibiting bribery, payoffs, kickbacks or money laundering money; and
(C)
all Applicable Laws relating to material or financial support for terrorism, illegal narcotics trafficking, human trafficking, or violations of human rights.
(xxi)
No Taxes.
(A)
Each Loan Party has filed all U.S. and non-U.S. Federal, state and other tax returns and reports required to be filed, and has paid all U.S. and non-U.S. federal, state and other Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except for any Taxes that are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves are being maintained in accordance with the Applicable Accounting Standard.
(B)
There is no Tax imposed on or in connection with: (A) the execution, delivery or performance of any of the Finance Documents; (B) the enforcement of any of the Finance Documents; or (C) on any payment to be made to EXIM Bank under any of the Finance Documents.

(xxii)
No Event of Default. No Event of Default, and no Potential Default, has occurred and is continuing.
(xxiii)
Intellectual Property. Each Loan Party and each of their respective Subsidiaries owns, licenses or possesses the right to use all of the Trademarks, tradenames, service marks, trade names, Copyrights, Patents, franchises, licenses and other Intellectual Property rights that are necessary for the operation of their respective businesses, as currently conducted, and the use thereof by such Loan Party and its Subsidiaries does not conflict with the rights of any other Person, except to the extent that failure to own, license or possess such rights or conflicts between such use and the rights of any other Person, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect. The conduct of the business of each Loan Party or any Subsidiary of a Loan Party as currently conducted or as contemplated to be conducted does not infringe upon or violate any rights held by any other Person, except to the extent that infringements and violations of such rights, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of each Loan Party, threatened in writing that could reasonably be expected to have a material adverse effect.
(xxiv)
Capitalization and Subsidiaries. Borrower’s capitalization as of the ~~date of this Agreement~~First Amendment Effective Date is set forth on Schedule 3 hereto. No Loan Party owns any Equity Interest, stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 3 is a true, correct and complete list of each Subsidiary of Parent as of the ~~date of this Agreement~~First Amendment Effective Date.
(b)
Special Representations and Warranties.
(i)
Governmental Authorizations Regarding Supply Contracts. As at the date of Request for Reimbursement and the date of each Disbursement, the Borrower represents and warrants to EXIM Bank that all consents, licenses, authorizations and approvals of, and exemptions by, any Governmental Authority that are necessary or advisable have been obtained and are in full force and effect for the (A) execution, delivery, performance and observance of any Supply Contract by Borrower, (B) importation, if applicable, of the Contract Goods and Services by Borrower, and (C) use, in the United States, of the Contract Goods and Services under the Supply Contract, in each case, to which the relevant Disbursement relates. As at the date of Request for Reimbursement and the date of each Disbursement, the Borrower represents and warrants to EXIM Bank that, to the knowledge of the Borrower, all consents, licenses, authorizations and approvals of, and exemptions by, any Governmental Authority that are necessary or advisable have been obtained and are in full force and effect for the (A) execution, delivery, performance and observance of any Supply Contract by any party to a Supply Contract other than the Borrower, (B) importation, if applicable, of the Contract Goods and Services by any Person other than the Borrower, and (C) use, in the United States, of the Contract Goods and Services under the Supply Contract, by any Person other than the Borrower in each case, to which the relevant Disbursement relates.

(ii)
Due Diligence. As at the date of Request for Reimbursement and the date of each Disbursement, each Loan Party represents and warrants to EXIM Bank that such Loan Party has conducted reasonable due diligence in connection with this transaction, including checking: (i) the SAM (https://www.sam.gov/SAM/) to determine if any direct Suppliers, subcontractors and/or vendors from whom it procures goods and services related to this transaction are excluded from U.S. Government transactions and (ii) the “Sanctions List Search” of OFAC (https://sanctionssearch.ofac.treas.gov/).
(iii)
SAM Regulations. As of the date hereof, the Borrower has complied with the requirements described in the SAM Regulations to provide a valid Unique Entity Identifier. The Borrower maintains an active SAM registration with current information including information on the Borrower’s immediate and highest level owner and subsidiaries, as well as on all predecessors that have been awarded a federal Award within the last three years, if applicable, at all times during which it has an active federal Award or an application or plan under consideration by a federal awarding agency (in each case, other than any requirement that is not applicable because the Borrower is exempted under the SAM Regulations).
(c)
Disclosure. Each Loan Party has disclosed to EXIM Bank all agreements, instruments and corporate or other restrictions to which such Loan Party or any of such Loan Party’s Subsidiaries is subject, and all other matters known to it, that, either individually or in the aggregate, could reasonably be expected to have a material adverse effect. The reports, financial statements, certificates and other written information (other than projected or pro forma financial information) furnished by or on behalf of each Loan Party to EXIM Bank in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Finance Document (as modified or supplemented by other information so furnished), taken as a whole, do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected or pro forma financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery (it being understood that such projected information may vary from actual results and that such variances may be material).
(d)
ERISA Compliance.
(i)
No Loan Party nor any ERISA Affiliate (a) sponsors or maintains any Pension Plans or Multiemployer Plans or (b) makes any contributions to or has any liabilities or obligations (direct or contingent) with respect to any Pension Plans or Multiemployer Plans.
(ii)
Each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state laws and each Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the IRS to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the IRS, and, to the knowledge of such Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status.
(iii)
There are no pending or, to the knowledge of each Loan Party, threatened or contemplated claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that, either individually or in the aggregate, could reasonably be expected to have a material adverse effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that, either individually or in the aggregate, has had or could reasonably be expected to have a material adverse effect.
(iv)
No ERISA Event has occurred, and no Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that, either individually or in the aggregate, could reasonably be expected to constitute or result in an ERISA Event.
(v)
The present value of all accrued benefits under each Pension Plan (based on those assumptions used to fund such Pension Plan) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Pension Plan allocable to such accrued benefits by a material amount. As of the most recent valuation date for each Multiemployer Plan, the potential liability of a Loan Party or any ERISA Affiliate for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 or Section 4205 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, is zero.
(vi)
To the extent applicable, each Foreign Plan has been maintained in compliance with its terms and with the requirements of all Applicable Law and has been maintained, where required, in good standing with applicable regulatory authorities (to the extent the concept is applicable in such jurisdiction). No Loan Party has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan that is funded, determined as of the end of the most recently ended fiscal year of each Loan Party on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by a material amount, and for each Foreign Plan that is not funded, the obligations of such Foreign Plan are properly accrued.
(vii)
No Loan Party does, and would not be deemed to, hold Plan Assets and the consummation of the transactions contemplated by this Agreement or any of the Finance Documents will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or substantially similar provisions under any other federal, state or local laws, rules or regulations that could reasonably be expected to subject EXIM Bank to any tax or penalty on prohibited transactions imposed under Section 4975 of the Code, Section 501(i) of ERISA or substantially similar provisions under any other federal, state or local laws, rules or regulations.

(e)
Margin Regulations. No Loan Party is engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Disbursements hereunder will be used to buy or carry any Margin Stock. Following the application of the proceeds of each Disbursement, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Parent and its consolidated Subsidiaries on a consolidated basis) will be Margin Stock.
(f)
Investment Company Act. No Loan Party nor any Subsidiary of a Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act.
(g)
Solvency. Each Loan Party is Solvent.
(h)
Title to Property; Project Site; Survey. The Borrower has valid title to, or a valid leasehold interest in the Project Site, subject only to Permitted Liens. To the Loan Parties’ knowledge, there are no taxes, assessments or liens pending or threatened against the Project Site for any present or past-due taxes or for paving, sidewalk, curbing, sewer or any other street improvements of any kind. No portion of the Project Site is now damaged or injured as the result of any fire, explosion, accident, flood or other casualty, nor to the Loan Parties’ knowledge is any part of the Project Site subject to any pending or threatened eminent domain or condemnation proceeding.
(i)
Utility Services. All utility and municipal services required for the occupancy and operation of the Project Site, including, but not limited to, water supply, storm and sanitary sewage disposal systems, cable services, electric and telephone facilities are presently available for use at the Project Site. The storm and sanitary sewage disposal system, water system, drainage system and all mechanical systems of the Project Site are all in good working order and comply with all Applicable Laws, statutes, ordinances, rules and regulations.
(j)
Project Site Lease. Prior to any purchase by the Borrower of the Project Site and fee simple ownership by Borrower of the Project Site, (i) the Project Site Lease is in full force and effect; (ii) there are no present defaults on the part of the Borrower under the Project Site Lease, and no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default; (iii) to the Borrower’s knowledge, there is no present default by the lessor under the Project Site Lease, and no events or circumstances exist which, with the passage of time or the giving of notice, or both, would constitute a default under the Project Site Lease; and (iv) the Borrower is the sole owner of the entire lessee’s interest in the Project Site Lease. The Borrower’s interest in the Project Site Lease has not been assigned or pledged to any Person.
(k)
Streets, Easements, Utilities and Other Services. All streets, easements, utilities and related services required for the use and operation of the Project Site and all facilities thereon have been obtained.

(l)
Zoning and Permits. The Project Site is duly and validly zoned for the operation of the Project. Said zoning is unconditional (other than conditions customarily imposed with respect to zoning requirements) and in full force and effect, and, to each Loan Party’s knowledge, no attacks or challenges are pending or threatened with respect thereto. All certifications, permits, licenses and approvals, including, without limitation, certificates of completion and occupancy permits required of Borrower by any Governmental Authority for the legal use, occupancy and operation of the Project at the Project Site in the manner in which the Project Site is currently being used, occupied and operated have been obtained and are in full force and effect.
(m)
ADA Compliance. To each Loan Party’s knowledge, the facility at the Project Site has been designed and shall be constructed, completed and (regardless of such Loan Party’s knowledge) thereafter maintained in strict accordance and full compliance with all of the requirements of the ADA and any similar state or local law, to the extent that the same are applicable. The Loan Parties shall be responsible for all related compliance costs.
(n)
Flood Plain and Wetlands. No portion of the Project Site (i) in an area designated by the Federal Emergency Management Agency as a “special flood hazard area,” (ii) in an area classified as “wetlands” or (iii) in an area designated by any federal, state or local governmental or quasi-governmental agency as a “floodway,” special flood hazard area or flood plain.
(o)
Real Estate Taxes. All real estate taxes due and payable with respect to the Project Site Lease have been paid in full.
9.02
Affirmative Covenants of the Loan Parties. Each Loan Party jointly and severally covenants and agrees that until all amounts owing under this Agreement and each Note have been paid in full, unless EXIM Bank shall have consented otherwise in writing, each Loan Party shall, and each shall cause each of its respective Subsidiaries to:
(a)
Notice of Defaults. Promptly but in no event later than ten (10) days after the occurrence of an Event of Default or of any Potential Default, notify EXIM Bank of the particulars of such occurrence and the corrective action proposed to be taken by such Loan Party with respect thereto.
(b)
Financial Reports.
(i)
Beginning with the fiscal year ending June 30, 2025, and continuing until all amounts owing under this Agreement and each Note have been paid in full, furnish to EXIM Bank (attn: Asset Management Division), within one hundred twenty (120) days after the end of its fiscal year, a copy of the Parent’s and its consolidated Subsidiaries annual consolidated financial statements, including its balance sheet, statement of income, and statement of cash-flow for that fiscal year, all of which shall have been audited by an independent accounting firm acceptable to EXIM Bank (it being agreed that RSM Australia Partners is reasonably acceptable to EXIM Bank). All financial reports to be submitted to EXIM Bank pursuant to this Section 9.02(b)(i) shall be prepared in accordance with the Applicable Accounting Standard consistently applied, shall be in the English language (or accompanied by an accurate English translation), shall include the auditor’s opinion and any accompanying notes, and shall fairly present the financial condition of the Parent and its consolidated Subsidiaries and the results of their operations as at their dates or for the periods covered. Each Loan Party agrees, and each shall cause each of its respective Subsidiaries, to submit to EXIM Bank such additional financial reports and other data and information regarding its respective financial condition, business and operations as EXIM Bank may reasonably request.
(ii)
Beginning with the fiscal year ending June 30, 2025, and continuing until all amounts owing under this Agreement and each Note have been paid in full, furnish to EXIM Bank (attn: Asset Management Division), within sixty (60) days after the date which is six months prior to its fiscal year end of each year, a copy of the Parent’s and its consolidated Subsidiaries interim consolidated financial statements, including its balance sheet, statement of income and statement of cash-flow for that fiscal quarter, all of which shall have been certified on behalf of such Loan Party by an appropriate Authorized Officer of such Loan Party as being complete and correct and the Parent as fairly presenting in accordance with the Applicable Accounting Standard, the financial position and the results of operations of the Parent and its consolidated Subsidiaries as at their dates or for the period covered thereby, subject to normal year-end adjustments and absence of footnote disclosures. All financial reports to be submitted to EXIM Bank pursuant to this Section 9.02(b)(ii) shall be prepared in accordance with the Applicable Accounting Standard consistently applied, shall be in the English language (or accompanied by an accurate English translation) and shall fairly present the financial condition of the Parent and its consolidated Subsidiaries and the results of their operations as at their dates or for the periods covered.
(iii)
Within forty-five (45) days following the end of each fiscal quarter commencing with the fiscal quarter ending September 30, 2027, the Loan Parties shall deliver to EXIM Bank, a certificate, substantially in the form attached hereto as Annex E, executed by an Authorized Officer of the Parent, containing all information and calculations necessary and demonstrating compliance with each of the financial covenants set forth in Section 9.02(ff).
(iv)
Within forty-five (45) days following the end of each fiscal quarter commencing with the fiscal quarter ending June 30, 2026, the Loan Parties shall deliver to EXIM Bank, a certificate, substantially in the form attached hereto as Annex E, executed by an Authorized Officer of the Parent, containing all information and calculations necessary to demonstrate the calculation of the Leverage Ratio, Fixed Charge Coverage Ratio and Minimum Liquidity, in each case, measured with reference to the fiscal quarter period then ended.
(c)
MMIA Annual Reports. Beginning with the fiscal year ending June 30, 2026, and continuing until all amounts owing under this Agreement and each Note have been paid in full, the Borrower shall furnish to EXIM Bank (attn: Asset Management Division), within ninety (90) days after the end of its fiscal year, an MMIA Annual Report.
(d)
Notice of Disputes.

(i)
Each Loan Party shall promptly give written notice to EXIM Bank of any material dispute that may exist between any Loan Party and any Governmental Authority, and in any event within five (5) Business Days after (i) the receipt of any notice in writing alleging any violation of any Environmental Law by any Loan Party or any other actual or alleged Environmental Liability, (ii) obtaining knowledge of the existence of any condition that could reasonably be expected to result in violations of any Environmental Law or in Environmental Liability or (iii) the filing of any lien to secure any Environmental Liabilities of a Loan Party.
(ii)
Each Loan Party shall promptly give written notice to EXIM Bank, and in any event, within five (5) Business Days of the date such Loan Party first has actual knowledge of, any pending or threatened (in writing) dispute, litigation, investigation or proceeding (i) which could materially and adversely affect such Loan Party or the Project, (ii) in which injunctive or similar relief is sought against such Loan Party or (iii) which relates to any Finance Document.
(e)
Government Authorizations. Each Loan Party shall promptly obtain and maintain all consents, licenses, permits, authorizations and approvals of, and exemptions by, any Governmental Authority that are necessary or advisable: (i) for the execution, delivery, performance, and observance by such Loan Party of the Finance Documents, and (ii) for the validity, binding effect and enforceability of the Finance Documents. Upon request from EXIM Bank, such Loan Party shall promptly deliver a certified copy of any such authorization, permit or license.
(f)
Senior Indebtedness Status. Each Loan Party shall ensure that its payment obligations under this Agreement and any Note will at all times constitute the direct, general and unconditional obligations of such Loan Party and shall rank at least senior in priority of payment and in right of security to all unsecured Indebtedness and unsubordinated Indebtedness of such Loan Party.
(g)
Environmental Compliance. With respect to the Project, each Loan Party shall comply in all material respects with all applicable Environmental Laws, regulations and permits.
(h)
Independent Consultants. Each Loan Party shall comply with the terms and conditions of each Independent Consultant Agreement, shall cooperate with each Independent Consultant in the execution of its scope of work and shall pay the fees and expenses of any Independent Consultant.
(i)
Inspections.
(i)
Each Loan Party shall permit representatives or agents of EXIM Bank, and any Independent Consultant to make reasonable inspections of the Project using or incorporating the Contract Goods and Services and such Loan Party’s books and records in connection with this Agreement, the other Finance Documents, and the transactions contemplated hereby and thereby (including records regarding the use of the Contract

Goods and Services), and to inspect its properties and conduct (or request that such Loan Party conduct) environmental tests or audits thereon.
(ii)
Each Loan Party shall cause the officers and employees of such Loan Party to give full cooperation and assistance in connection with such inspections.
(j)
Compliance with Applicable Laws. Each Loan Party will, and will cause each of its Subsidiaries to, comply with the requirements of all Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except to the extent that the failure to do so could not reasonably be expected to have a material adverse effect.
(k)
Preservation of Existence, Etc. Each Loan Party will (a) preserve, renew and maintain in full force and effect its legal existence and good standing (to the extent the concept is applicable in such jurisdiction) under the laws of the jurisdiction of its organization or formation; (b) take all reasonable action to maintain all rights, licenses, permits, privileges and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a material adverse effect; and (c) preserve or renew all of its registered Intellectual Property, the non-preservation of which could reasonably be expected to have a material adverse effect.
(l)
Maintenance of Properties. Each Loan Party will (a) maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition (ordinary wear and tear excepted) and (b) make all necessary repairs thereto and renewals and replacements thereof, except to the extent that the failure to do so could not reasonably be expected to have a material adverse effect.
(m)
Payment of Obligations. Each Loan Party will pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities, including Tax liabilities, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with the Applicable Accounting Standard are being maintained by such Loan Party, and except to the extent that the failure to do so could not reasonably be expected to have a material adverse effect.
(n)
Environmental Matters. Except to the extent that the failure to do so could not reasonably be expected to have a material adverse effect, each Loan Party will (a) comply with all Environmental Laws, (b) obtain, maintain in full force and effect and comply with any permits, licenses or approvals required for the facilities or operations of such Loan Party and (c) conduct and complete any investigation, study, sampling or testing, and undertake any corrective, cleanup, removal, response, remedial or other action necessary to identify, report, remove and clean up all Hazardous Materials present or released at, on, in, under or from any of the facilities or real properties of such Loan Part. Further, each Loan Party will (x) comply with such Loan Party’s environmental and social management plan during the construction and operation of the Project in all material respects; (y) provide annual reports that i) document compliance with such Loan Party’s environmental and social management plan and ii) provide representation of compliance with relevant local, state and U.S. Environmental Laws and social laws, regulations and permits, and (z)

decommission the facilities, where applicable and appropriate, in accordance with an agreed decommissioning plan.
(o)
Books and Records. Each Loan Party will maintain proper books of record and account, in which full, true and correct entries in conformity with the Applicable Accounting Standard consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party.
(p)
Government Authorizations Regarding Supply Contract. The Borrower shall promptly obtain and maintain all consents, licenses, permits, authorizations and approvals of, and exemptions by, any Governmental Authority that are necessary or advisable for the execution, delivery, and performance of any Supply Contract by the Borrower and the use by the Borrower of the Contract Goods and Services in the United States. In addition, the Borrower shall promptly deliver certified copies of such consents, licenses, permits, authorizations and approvals to EXIM Bank upon written request.
(q)
Notice of Suspension or Debarment; Sanctions. Each Loan Party shall provide immediate written notice to EXIM Bank if at any time it learns that:
(i)
such Loan Party or any of its respective Principals individually, (A) is Excluded or Disqualified from participating in a Covered Transaction, (B) is formally proposed for debarment by any U.S. Federal Government Authority, with a final determination still pending or (C) is or, within the past three (3) years, has been indicted, convicted or has a civil judgment rendered against it for any conduct or offenses described at 2 C.F.R. § 180.800(a) in the Debarment Regulations;
(ii)
such Loan Party or to the best of such Loan Party’s knowledge and belief, any Supplier or Ancillary Services Provider, has made any payment described in the first sentence of Section 9.01(a)(xviii)(B);
(iii)
such Loan Party or any of its respective Principals individually, is listed on any of the publicly available debarment lists described in Section 9.01(a)(xviii)(C); or
(iv)
such Loan Party or any director, officer or employee of such Loan Party, becomes a Sanctioned Person, or such Loan Party or any director, officer or employee of such Loan Party enters into any agreement described in Section 9.01(a)(xix)(A); or
(v)
an action, claim, lawsuit, enforcement action, proceeding, investigation, or written inquiry with respect to such Loan Party’s compliance with Sanctions is pending or threatened.
(r)
Compliance Systems. Each Loan Party shall maintain and enforce policies and procedures reasonably designed to ensure such Loan Party’s, and its directors’, officers’ and employees’, compliance with:
(i)
Sanctions;

(ii)
all Applicable Laws prohibiting bribery, payoffs, kickbacks or laundering money; and
(iii)
all Applicable Laws relating to material or financial support for terrorism, illegal narcotics trafficking, human trafficking, or violations of human rights.
(s)
Acquisition List. The Borrower shall obtain the prior written consent of EXIM Bank to any alteration of the Acquisition List.
(t)
Supply Contract(s). The Borrower shall obtain the prior written consent of EXIM Bank to any assignment of the Borrower’s rights or obligations under any Supply Contract or to any material modification to, or cancellation of, any Supply Contract.
(u)
Use of Funds. The Credit Facility shall only be used by the Borrower to finance: (i) the Financed Portion of the costs incurred on or after the Initial Eligibility Date by the Borrower for the purchase of Contract Goods and/or Contract Services for the Project; and (ii) the Exposure Fee payable on the Financed Portion.
(v)
Use of U.S. Registered Vessels for Ocean Transport. The Borrower shall cause all Goods Subject to U.S. Flag Shipping that are to be imported to the United States by ocean vessel to be transported from the United States in vessels of U.S. registry pursuant to 46 U.S.C. § 55304 (Public Resolution No. 17 of the 73rd Congress of the United States, as amended), except to the extent that either a (i) “Certification of Vessel Non-Availability” or (ii) “Determination for Use in EXIM Bank Financing Evaluation Process” is obtained from MARAD.
(w)
Use of Contract Goods and Services. The Contract Goods and Services shall be used only for lawful purposes, in a lawful manner, and in accordance with Applicable Laws.
(x)
Disclosure of Environmental and Social Reports. Each Loan Party acknowledges and agrees that EXIM Bank may, from time to time, publicly disclose (including posting on EXIM Bank’s website), without the prior consent of such Loan Party, environmental and social documents delivered (or to be delivered) by such Loan Party to EXIM Bank. Each Loan Party shall advise EXIM Bank if it believes that such environmental and social documents contain any confidential, proprietary or otherwise protected information and identify such information, in which case, such documents shall be subject to the laws and regulations described in EXIM Bank’s memorandum dated August 24, 2020, with respect to the treatment of confidential information.
(y)
Construction Progress and Technical Operating Matters.
(i)
Progress Reports. Beginning with the calendar quarter in which this Agreement is executed and continuing until the construction of the Project is completed or until all amounts owing under this Agreement and the other Finance Documents have been paid in full, whichever occurs first, the Borrower shall submit to the Documentation Agent and EXIM Bank (attn: Engineering and Environment Division and Asset Management Division) within thirty (30) days following the end of each calendar quarter a progress report

(“Progress Report”) with respect to the construction and development of the Project. Each Progress Report must be certified as true, complete and correct by an Authorized Officer of the Borrower and the report and the certification must be in form and substance satisfactory to EXIM Bank. Each Progress Report shall include the following:
(A)
a narrative statement of (i) the work completed on the Project during the quarter, including an explanation as to any change in the plans and any unusual conditions or problems encountered, and (ii) a work schedule for the next succeeding quarter;
(B)
a list of the equipment delivered and a list of the equipment installed to date and during the applicable quarter;
(C)
pertinent photographs (titled and dated) of construction and equipping operations;
(D)
a project construction and completion schedule showing (i) originally planned and actual progress and percentage completion, (ii) the currently estimated date of operation of the Project and (iii) an explanation of any revisions to the original Project construction and completion schedule; and
(E)
the total estimated cost of the Project by major components (with U.S. Dollar cost, local cost and other currency cost shown separately), the total cost incurred to date and during the applicable quarter, and an explanation of the reasons for any decrease or increase in the actual or estimated costs required to complete the Project over those originally estimated or estimated in previous Progress Reports.

In the event that any substantial work has been completed prior to the execution of this Agreement, then the first Progress Report delivered after execution of this Agreement shall reflect the information requested in Section 9.02(y)(i)(A) through Section 9.02(y)(i)(E) for all work completed prior thereto.

(ii)
Technical Operating Reports. Within sixty (60) days following the completion of the Project, and continuing annually thereafter within sixty (60) days of the end of each fiscal year of the Parent, until all amounts owing under this Agreement and the other Finance Documents have been paid in full, the Borrower shall submit to EXIM Bank (attn: Engineering and Environment Division and Asset Management Division) copies in English of its regular production and operating reports (each such report, a “Technical Operating Report”). These reports shall include (A) information concerning raw materials, production, manufacturing cost, inventory and proposed or on-going capital improvements, and (B) a statement concerning any problems (including environmental problems), known or anticipated, together with an explanation thereof, and shall be supplemented by such other related information, as the Documentation Agent and EXIM Bank may request.
(z)
Notices Relating to Environmental and Social Matters. Each Loan Party shall notify EXIM Bank and the Documentation Agent within five (5) Business Days of the date the Borrower first has actual knowledge of any of the following:

(i)
any circumstance, condition or occurrence at, on or arising from the Project that has resulted in any material non-compliance with any Environmental Law or social law, or has resulted in any material personal injury or material project damage;
(ii)
any event, incident or occurrence relating to the environment, health or safety which pursuant to Applicable Law must be reported to a Governmental Authority;
(iii)
any pending or threatened material claim under any Environmental Law against the Borrower, any of its contractors, or any other Persons, arising in connection with its or their occupying or conducting operations in connection with the Project;
(iv)
any circumstance, condition, event, incident or occurrence (or series thereof) at, on or arising from the Project that results in a material interruption to, or suspension of, the ordinary course activities of the Project or such Loan Party’s ordinary course business operations (including, any such material interruption or suspension arising from equipment recalls, equipment failures, loss of any permits, licenses or approvals required for the facilities or operations of such Loan Party, labor matters (including strikes, walkouts, work stoppages or other material labor difficulty) or any management issues that may impact the productivity of the Project or the quality or the reputation of such Loan Party); or
(v)
any recall of all or any material portion of any inventory sold or distributed by such Loan Party.
(aa)
Unique Entity Identifier.
(i)
Unless the Borrower is exempted from this requirement under the SAM Regulations, the Borrower as the Recipient acknowledges and agrees that it must maintain current information in SAM, including information on the Borrower’s immediate and highest level owner and subsidiaries, as well as on all of the Borrower’s predecessors that have been awarded a Federal contract or Federal financial assistance within the last three (3) years, if applicable, until the Borrower receives the final payment under the Credit Facility. This requires that the Borrower review and update the information in SAM at least annually after the initial registration, and more frequently if required by changes in the Borrower’s information or another federal Award term.
(ii)
The Borrower acknowledges that, pursuant to the SAM Regulations, EXIM Bank may not consent to any financial modification to this Agreement until the Borrower has complied with the requirements described in the SAM Regulations to provide a valid Unique Entity Identifier and maintain an active SAM registration with current information (other than any requirement that is not applicable because the Borrower is exempted under the SAM Regulations).
(bb)
MMIA Specific Matters. The Borrower hereby covenants and agrees to the following obligations under the MMIA:
(i)
MMIA Compliance Plan. Beginning with the fiscal year of the Borrower ending June 30, 2026, and continuing until all amounts owing under this Agreement and each Note have been paid in full, the Borrower agrees to comply with the MMIA Compliance Plan.
(ii)
MMIA Annual Report. The Borrower shall detail and certify in each MMIA Annual Report delivered by the Borrower pursuant to Section 9.02(c) its compliance with the MMIA Compliance Plan. In the event that either (i) the Borrower fails to deliver a MMIA Annual Report or (ii) either (x) the Borrower fails to certify its compliance with its obligations under the MMIA Compliance Plan in a MMIA Annual Report or (y) EXIM Bank determines that the Borrower has not complied with its obligations under the MMIA Compliance Plan then EXIM Bank may, in its sole discretion, either (A) require the Borrower to comply with the additional requirements specified in Section 3 of the MMIA Compliance Plan and/or (B) notify the Borrower that a Trigger Event has occurred.
(cc)
Other Acts. From time to time, each Loan Party shall do and perform any and all acts and execute any and all documents as may be necessary or as reasonably requested by EXIM Bank in order to effect the purposes of this Agreement and the other Finance Documents and to protect the interests of EXIM Bank.
(dd)
Taxes. Each Loan Party will pay, discharge or otherwise satisfy as the same shall become due and payable, all of its Tax liabilities, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with the Applicable Accounting Standard are being maintained by such Loan Party.
(ee)
Intellectual Property Rights. Each Loan Party shall:
(i)
continue to use each of its respective material Trademarks in a manner sufficient to maintain such material Trademark in full force free from any claim of abandonment for non-use, (ii) maintain generally as in the past the quality of products and services offered under each such material Trademark, (iii) use each such material Trademark with the appropriate notice of registration and all other notices and legends required by Applicable Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of any such material Trademark, and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such material Trademark may become invalidated or impaired in any way that could reasonably be expected to result in a material adverse effect on such Loan Party;
(ii)
ensure that none of its respective material Patents could reasonably be expected to become forfeited, abandoned or dedicated to the public;
(iii)
ensure that none of its respective material Copyrights could reasonably be expected to become invalidated or otherwise materially impaired;
(iv)
ensure that no material portion of such material Copyrights falls into the public domain;
(v)
ensure that none of its respective material Intellectual Property infringes the Intellectual Property rights of any other Person;

(vi)
notify EXIM Bank promptly if it knows, or has reason to know, that any application or registration relating to any of its respective material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any material adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the US Patent and Trademark Office, the US Copyright Office or any court or tribunal in any country) regarding such Loan Party’s ownership of, or the validity of, any material Intellectual Property or such Loan Party’s right to register the same or to own and maintain the same;
(vii)
take all reasonable and necessary steps, including, without limitation, in any proceeding before the USPTO, the USCRO or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application (and to obtain the relevant registration) and to maintain each registration of its respective material Intellectual Property, including filing of applications for renewal, affidavits of use and affidavits of incontestability; and
(viii)
in the event that any of its respective material Intellectual Property is infringed, misappropriated or diluted by a third party, take such actions as such Loan Party shall reasonably deem appropriate under the circumstances to protect such Intellectual Property.
(ff)
Financial Covenants.
(i)
The Loan Parties shall not permit the Leverage Ratio to exceed 1.75 to 1.00, which shall be tested as of the last day of each fiscal quarter of the Loan Parties (commencing with the fiscal quarter period ended September 30, 2027) and be measured with reference to the fiscal quarter period then ended.
(ii)
The Loan Parties shall not permit Minimum Liquidity to be less than U.S.$4,166,110.00, which shall be tested as of the last day of each fiscal quarter of the Loan Parties (commencing with the fiscal quarter period ended September 30, 2027) and be measured with reference to the fiscal quarter period then ended.
(iii)
The Loan Parties shall not permit the Fixed Charge Coverage Ratio to be less than 1.25 to 1.00, which shall be tested as of the last day of each fiscal quarter of the Loan Parties (commencing with the fiscal quarter period ended September 30, ~~2027~~2028) and be measured with reference to the fiscal quarter period then ended.
(gg)
Pledged Collateral Account and Cash Collateralization.
(i)
On or prior to the first Disbursement Date and continuing at all times until the Pledged Collateral Account Transition Conditions are satisfied, the Borrower shall maintain on deposit in the Pledged Collateral Account an amount in cash equal to at least twenty percent (20%) of the aggregate outstanding principal amount of all Disbursements (after giving effect to any requested Disbursement).
(ii)
The Pledged Collateral Account shall be under the sole dominion and control of EXIM Bank (including the exclusive right of withdrawal) pursuant to the Control

Agreement. No amount shall be released from the Pledged Collateral Account to any Loan Party at any time while an Event of Default has occurred and is continuing.
(iii)
Amounts on deposit in the Pledged Collateral Account may be invested by the Borrower in Cash Equivalents; provided that, any such invested amount shall be maintained in the Pledged Collateral Account and shall be under the sole dominion and control of EXIM Bank pursuant to the Control Agreement.
(iv)
At all times until the Pledged Collateral Account Transition Conditions are satisfied, amounts on deposit in the Pledged Collateral Account will be permitted to be released to the Borrower from time to time as the principal outstanding amount of the Disbursements are repaid by the Borrower; provided that Borrower shall have provided a written request to EXIM Bank (no more than once per fiscal quarter) that specifies the aggregate amount requested to be released and certifying in writing that after giving effect to such release (i) no Potential Default or Event of Default has occurred and is continuing, and (ii) at least twenty percent (20%) of the aggregate principal amount of all outstanding Disbursements is maintained on deposit in the Pledged Collateral Account.
(v)
Upon satisfaction of the Pledged Collateral Account Transition Conditions, amounts on deposit in the Pledged Collateral Account will thereafter be permitted to be released from the Pledged Collateral Account from time to time to EXIM Bank solely to satisfy the Borrower’s principal and interest payment obligations to EXIM Bank; provided that Borrower shall have provided a written request to EXIM Bank (no more than once per fiscal quarter) that specifies the aggregate amount requested to be released (which amount shall not exceed an aggregate U.S. Dollar amount equal to the aggregate amount of principal and interest scheduled to be paid on the immediately succeeding Repayment Date) and certifying in writing that after giving effect to such release no Potential Default or Event of Default has occurred and is continuing.
(hh)
Insurance. Each Loan Party shall comply with the requirements set out in Schedule 2 and in any event maintain or cause to be maintained in effect at all times insurance, with respect to the Project, against such risks and hazards, in such amounts, and in such form, as is usually carried by companies of a similar size that are engaged in the same or a similar business and that own similar properties in the same or similar geographic area as the Project.
(ii)
Further Assurance. Promptly upon request by EXIM Bank, each Loan Party shall take such additional actions and execute such documents as EXIM Bank may reasonably require from time to time in order to perfect and maintain the validity, effectiveness and (to the extent required hereby) priority of any of the Security Documents and the Liens intended to be created thereby, and to better assure, grant, preserve, protect and confirm to EXIM Bank the rights granted or now or hereafter intended to be granted to EXIM Bank under any Finance Document.
(jj)
Authorization to File UCC-1s. Each Loan Party hereby authorizes EXIM Bank’s outside counsel to file the UCC-1 financing statements (and any required continuations thereof) contemplated by this Agreement that may be necessary or advisable in order to establish, maintain, perfect and protect the rights and remedies of EXIM Bank under the Security Documents.
9.03
Negative Covenants of the Loan Parties.
(a)
Each Loan Party jointly and severally covenants and agrees that until all amounts owing under this Agreement and each Note have been paid in full, unless EXIM Bank shall have consented otherwise in writing:
(i)
Liens. Each Loan Party shall not, and each shall not permit any of its respective Subsidiaries to create, assume, permit, or suffer to exist any Liens on any of its assets or property, whether now owned or hereafter acquired, or in any proceeds or income therefrom, other than Permitted Liens.
(ii)
Sale, Lease or Transfer of Contract Goods and Services. Each Loan Party shall not, and each shall not permit any of its respective Subsidiaries to sell, lease or otherwise transfer, all or any portion of the Project or any Contract Goods and Services (or any component thereof) to any Person, except in compliance with Section 5.03(b)(iii).
(iii)
Use of the Contract Goods and Services. Each Loan Party shall not, and each shall not permit any of its respective Subsidiaries to, use or permit the use of the Contract Goods and Services (A) outside the United States or (B) in connection with any business other than the Project.
(iv)
Sale, Lease or Transfer of the Project Site. Each Loan Party shall not, and each shall not permit any of its respective Subsidiaries to, sell, lease, transfer, or otherwise dispose of, all or any portion of the Project Site owned by it.
(v)
No Corrupt Practices. Each Loan Party shall not, and each shall not permit any of its respective Subsidiaries to, and each shall not authorize any of its respective directors, officers or employees, agents, representatives or any other person to, (A) take any of the actions described in Section 9.01(a)(xvii), or (B) direct or authorize any portion of the payment of any invoice in connection with the Contract Goods and Services to be returned or transferred to such Loan Party or to any third party without the express written consent of EXIM Bank.
(vi)
Change in Business; Corporate Changes. Each Loan Party shall not, and each shall not permit any of its respective Subsidiaries to, make any substantial change in the scope or nature of its business or operations as of the date hereof and any businesses and operations reasonably related, complementary or ancillary thereto. No Loan Party shall change its corporate name, ACN, ABN, legal form or jurisdiction of formation without twenty (20) days’ prior written notice to EXIM Bank. No Loan Party shall suffer a Change of Control. No Loan Party nor any Subsidiary of a Loan Party shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to EXIM Bank; and (ii) such relocation shall be within the continental United States of America (to the extent such office is currently located within the continental United States of America).

(vii)
Merger, Consolidation, Dissolution, and Sale. Each Loan Party shall not, and each shall not permit any of its respective Subsidiaries to, merge or consolidate with any other entity; dissolve or terminate its legal existence; or sell, lease, transfer or otherwise dispose of any substantial part of its properties or any of its properties essential to the conduct of its business or operations, as now or hereafter conducted; provided that so long as no Event of Default or Potential Default exists or would result therefrom (A) any Subsidiary (other than Borrower) may merge or consolidate with or into, or sell, lease, transfer or otherwise dispose of its assets to a Loan Party or another Subsidiary (provided that when any Subsidiary that is a Loan Party is merging or consolidating with another Subsidiary that is not a Loan Party or selling, leasing or otherwise disposing of its assets to another Subsidiary that is not a Loan Party, a Loan Party shall be the continuing or surviving Person, as applicable); (B) any Subsidiary (other than Borrower) may merge or consolidate with any Loan Party in order to effect a Permitted Acquisition (provided that the continuing or surviving Person shall be a Loan Party); (C) any Subsidiary (other than Borrower) may liquidate, dissolve or terminate its legal existence if (1) such Subsidiary owns no material assets, engages in no business and otherwise has no activities other than activities related to the maintenance of its existence and good standing, (2) the Loan Parties determine in good faith that such action is in the best interests of the Loan Parties and their Subsidiaries and is not disadvantageous to EXIM Bank; (D) a Loan Party may merge or amalgamate with any other Person in a transaction in which such Loan Party is the continuing or surviving entity of such transaction; and (E) a Holdco Transaction may be consummated.
(viii)
ERISA Matters. No Loan Party nor any of such Loan Party’s ERISA Affiliates shall engage in any transaction that would cause any obligation or action taken or to be taken hereunder (or the exercise by EXIM Bank of any of its rights under this Agreement and the other Finance Documents) to be a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar provision under any other federal, state or local laws, rules or regulations that could reasonably be expected to subject EXIM Bank to any tax or penalty on prohibited transactions imposed under Section 4975 of the Code, Section 502(i) of ERISA or substantially similar provisions under any other federal, state or local laws, rules or regulations. Each Loan Party shall not and shall not permit any of its ERISA Affiliates to, cause or allow to exist any ERISA Event that would reasonably be expected to have a material adverse effect.
(ix)
Indebtedness. Each Loan Party shall not, and each will not permit any of its respective Subsidiaries to incur, assume or permit to exist, or otherwise become liable for Indebtedness, other than Permitted Indebtedness.
(x)
Restricted Payments. Each Loan Party shall not, and shall not allow any of its Subsidiaries to, (A) repurchase or redeem any class of stock or other Equity Interest in such Loan Party other than (1) pursuant to any employee, management, director or consultant benefit or repurchase plan or any other similar agreement, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or Equity Interest, (2) repurchases or redemptions made for another class of a Loan Party’s Equity Interests or rights to acquire its Equity Interests, and (3)

subject to clause (D) below, repurchases or redemptions of Equity Interests deemed to occur upon the exercise or conversion of stock options, warrants or other convertible securities if such Equity Interests represent a portion of the exercise price of such options, warrants or other convertible securities or to cover related withholding and similar Taxes, or (B) declare or pay any cash dividend or make any other cash distribution on any class of stock or other Equity Interest, except that (1) a Subsidiary of Borrower may pay dividends or make other distributions to Borrower or any Subsidiary of Borrower (and, in the case of a non-wholly-owned Subsidiary, to each other owner of Equity Interests of such Subsidiary based on their relative ownership interests of the relevant class of Equity Interests), (2) Borrower may pay dividends or make other distributions to Amaero International and, after the consummation of any Holdco Transaction, Amaero International may pay dividends or make other distribution to Holdings, (3) subject to clause (D) below, Parent may pay cash in lieu of the issuance of fractional shares of its Equity Interests, (4) Parent may pay dividends or other distributions with proceeds from a substantially concurrent equity contribution or issuance of new Equity Interests or (C) lend money to any employees, officers or directors or guarantee the payment of any such loans granted by a third party other than pursuant to any employee, management, director or consultant benefit or repurchase plan or any other similar agreement or for relocation or similar expenses in an aggregate annual amount not to exceed U.S.$50,000 during any fiscal year of such Loan Party, or (D) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof; provided that, notwithstanding the foregoing, nothing in this clause (D) shall prohibit the conversion by the holders of any such convertible securities, or the exercise of any option or warrant, in accordance with the terms of such convertible securities, option or warrant or such Loan Party’s delivery of the conversion consideration or exercise consideration in connection with such convertible securities, options or warrants or the delivery of common stock (or the equivalent) and cash in lieu of fractional shares of common stock in exchange for, or to induce the conversion of, or upon exercise of, such convertible securities, options or warrants; provided that the conversion consideration (or exchange or inducement consideration) paid to such holders of convertible securities, options or warrants is limited to common stock (or the equivalent) and/or or cash in lieu of fractional shares of common stock; provided further, that the amount of cash in lieu of fractional shares of common stock paid to holders of such convertible securities in connection with the conversion or exchange thereof, or the inducement to convert such convertible securities, shall not exceed $25,000 in the aggregate in any fiscal year of the Parent, or (E) waive, release or forgive any indebtedness owed by any employees, officers or directors other than pursuant to any employee, management, director or consultant benefit or repurchase plan or any other similar agreement in an aggregate annual amount not to exceed U.S.$50,000 during any fiscal year of such Loan Party.
(xi)
Investments. Each Loan Party shall not, and shall not allow any of its Subsidiaries to, make any advance, loan, extension of credit (by way of guarantee or otherwise) or capital contribution to, or purchase any Equity Interest, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except Permitted Investments.

(xii)
Transactions with Affiliates. Each Loan Party shall not, and shall not allow any of its Subsidiaries to, enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than any other Loan Party) unless such transaction is (a) by or among the Loan Parties and their Subsidiaries and is not otherwise prohibited under this Agreement or any other Finance Document, (b) in the ordinary course of business of the relevant Loan Party or Subsidiary and, (c) upon fair and reasonable terms no less favorable to the relevant Loan Party or Subsidiary than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate.
(xiii)
Accounting Changes. Each Loan Party shall not, and shall not allow any of its Subsidiaries to, make any change in its (a) accounting policies or reporting practices, except (1) as permitted by the Applicable Accounting Standard and/or (2) in connection with the GAAP Conversion, or (b) fiscal year.
(xiv)
Designation of other Indebtedness. Each Loan Party shall not, and shall not allow any of its Subsidiaries to, designate any Indebtedness or indebtedness other than the obligations under this Agreement and the other Finance Documents as “Designated Senior Indebtedness” or a similar concept thereto, if applicable.
(xv)
Amendments to Operating Documents and Material Contracts. Each Loan Party shall not, and shall not allow any of its Subsidiaries to (a) amend or permit any amendments to any Loan Party’s Organizational Documents if such amendment would be adverse to EXIM Bank in any material respect; or (b) amend or permit any amendments to, or terminate or waive any provision of, any contractual obligations if such amendment, termination, or waiver would be adverse to EXIM Bank in any material respect.
(xvi)
Project Site Lease. Other than in connection with any purchase of the Project Site by the Borrower, the Borrower shall not terminate, amend, grant any waiver of, or assign any of its respective duties or obligations under, any provision of the Project Site Lease (other than amendments or waivers (i) to correct manifest error or (ii) which are of a stylistic, minor, or purely technical nature, and, in either case, do not change materially any Person’s rights or obligations; provided, that the Borrower shall promptly give EXIM Bank notice, and provide EXIM Bank with a copy, of such amendment or waiver). The Borrower shall timely comply with its obligations under the Project Site Lease.
(xvii)
Limitations on Holdings. Each Loan Party shall not permit Holdings to: (a) hold any assets other than (i) the Equity Interests of Amaero International, (ii) assets, properties or rights that are not capable of being sold, assigned, transferred or conveyed to the Guarantors or Borrower without the consent of any other Person, or if such assignment or attempted assignment would constitute a breach thereof, or a violation of any Applicable Law, (iii) agreements relating to the issuance, sale, purchase, repurchase or registration of securities of Holdings, including, as applicable, in connection with maintaining status as a publicly traded company in compliance with all applicable securities laws, rules and regulations (including the Securities Act, the Exchange Act and the rules of any national securities exchange), (iv) minute books and other corporate books and records of Holdings ~~and~~, (v) cash and cash equivalents and (vi) other miscellaneous non-material assets; (b)

have any liabilities other than (i) the liabilities under the Finance Documents, (ii) tax liabilities arising in the ordinary course of business, (iii) Permitted Indebtedness, (iv) corporate, administrative, accounting and operating expenses in the ordinary course of business and (v) liabilities under any contracts or agreements described in (a)(ii) and (iii) above; or (c) engage in any activities or business other than (i) issuing shares of its own Equity Interests, (ii) holding the assets and incurring the liabilities described in this Section 9.03(a)(xvii) and activities incidental and related thereto or (iii) making payments, dividends, distributions, issuances or other activities permitted pursuant to Section 9.03(a)(x) or Section 9.03(a)(xii).
(b)
Sanctions. Each Loan Party shall not, and shall not authorize any of its directors, officers, or employees, agents, representatives, or any other Person to, (i) use or otherwise make available, directly or (to the best of such Loan Party’s knowledge after due inquiry) indirectly, the proceeds of the Credit Facility, to fund or facilitate any activities with or for the benefit of any Sanctioned Person or in any Sanctioned Country; (ii) make any payments to EXIM Bank in connection with the Credit Facility, this Agreement or any other Finance Document, including to discharge any debt, with proceeds from activities involving, directly or (to the best of such Loan Party’s knowledge after due inquiry) indirectly, any Sanctioned Person or Sanctioned Country; (iii) engage in any other activity that causes EXIM Bank to violate Sanctions; or (iv) until all amounts owing under this Agreement and any Note have been paid in full, without the prior written consent of EXIM Bank: (A) enter, directly or (to the best of such Loan Party’s knowledge after due inquiry) indirectly, into any sales, leasing or financing agreements, or any other transactions with any Sanctioned Person, or (B) engage in any activity that is reasonably likely to cause any Person to violate Sanctions.

section 10 CANCELLATION, SUSPENSION, AND EVENTS OF DEFAULT

10.01 Cancellation by the Borrower. The Borrower may cancel at any time all or any part of the undisbursed and uncanceled amount of the Total Commitment Amount, provided that thirty (30) days’ irrevocable prior written notice is given to EXIM Bank. In the event of a cancellation of all or part of the Credit Facility by the Borrower, the Borrower shall pay to EXIM Bank on or before the proposed date of cancellation, all Commitment Fees accrued and unpaid under Section 7.01(a) and all other amounts due and payable under this Agreement and the Finance Documents as of the proposed date of cancellation.

10.02 Suspension and Cancellation by EXIM Bank.

(a)
If an Event of Default occurs and is continuing, EXIM Bank, by written notice to the Borrower, may: (i) suspend further Disbursements of the Credit Facility until EXIM Bank is satisfied that the cause of such suspension has been removed or resolved; or (ii) cancel the unutilized and uncanceled portion of the Total Commitment Amount.
(b)
In the event of a cancellation of all or part of the Credit Facility by EXIM Bank, the Borrower shall pay (i) to EXIM Bank all Commitment Fees accrued and unpaid in respect of such canceled portion under Section 7.01(a) as of the date of cancellation and (ii) to

EXIM Bank all other amounts due and payable under this Agreement and the Finance Documents.
(c)
If the Final Disbursement Date has elapsed, EXIM Bank, in its sole discretion, may cancel any unutilized and uncanceled amount of the Total Commitment Amount by written notice to the Borrower.
(d)
The terms of this Section 10.02 shall be in addition to and not in limitation of any other rights of EXIM Bank under this Agreement or any other Finance Document.

10.03 Events of Default and Remedies.

(e)
Events of Default. Each of the following events or conditions shall be an “Event of Default” under this Agreement:
(i)
any failure by any Loan Party to pay when due any amount owing under this Agreement, any Note or any other Finance Document;
(ii)
any failure by any Loan Party or any Subsidiary of a Loan Party to pay when due, after giving effect to any period of grace provided to such Loan Party or such Subsidiary with respect thereto, any amounts payable under any other agreement or instrument providing for the payment by such Loan Party or such Subsidiary of borrowed money or for the deferred purchase price of property or services received, or any such amount has, prior to the stated maturity thereof, become due, or any event specified in any such agreement or instrument shall occur, the effect of which event is to cause, or (with the giving of notice or lapse of time or both) to permit any Person to cause, such amounts to become due, or to be repaid in full, prior to their stated maturity;
(iii)
any representation or warranty made or deemed made by any Loan Party in this Agreement or the other Finance Documents or in connection herewith; or any statement made in any certificate, report or financial statement furnished by any Loan Party to EXIM Bank or the Documentation Agent; or any statement made in the legal opinions of any Loan Party concerning facts relating to such Loan Party, as the case may be, or the transactions contemplated hereby, has proven to have been false or misleading in any material respect when made;
(iv)
any failure by any Loan Party to comply with its obligations under Section 9.02(a) (Notice of Defaults), Section 9.02(c) (MMIA Annual Reports), Section 9.02(q) (Notice of Suspension or Debarment; Sanctions) or Section 9.02(ff) (Financial Covenant);
(v)
any failure by any Loan Party to perform or comply with any of the covenants or provisions set forth in this Agreement or the other Finance Documents (excluding (A) any events specified as an Event of Default in any other subsection of this Section 10.03(a) and (B) any failure by any Loan Party to perform or comply with the covenants set forth in Section 9.03(b)) which failure, if capable of being cured, remains uncured for a period of thirty (30) days after (x) EXIM Bank has received notice thereof from such Loan Party or (y) EXIM Bank has given written notice thereof to such Loan Party, as the case may be;

(vi)
the occurrence of a Change of Control;
(vii)
any Loan Party or any Subsidiary of a Loan Party shall (A) be unable to pay its debts as they fall due or shall admit in writing its inability to pay its debts as they fall due or shall become insolvent; or any Loan Party or any Subsidiary of a Loan Party shall apply for or consent to the appointment of any liquidator, receiver, administrative receiver, compulsory manager, trustee, custodian, sequestrator, conservator, administrator or similar official for all or a substantial part of its business, properties, assets or revenues; or a liquidator, receiver, trustee or administrator shall be appointed for any Loan Party or any Subsidiary of a Loan Party and such appointment shall continue undismissed, undischarged or unstayed for a period of thirty (30) days; (B) any Loan Party or any Subsidiary of a Loan Party shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, arrangement, readjustment of debt, dissolution, liquidation, suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), or a composition, compromise, assignment or arrangement with any creditor, or similar executory or judicial proceeding; or a bankruptcy, arrangement, readjustment of debt, dissolution, liquidation, suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganization (by way of voluntary arrangement, scheme of arrangement or otherwise), or a composition, compromise, assignment or arrangement with any creditor, or similar executory or judicial proceeding shall be instituted against any Loan Party or any Subsidiary of a Loan Party and shall remain undismissed, undischarged or unstayed for a period of thirty (30) days; (C) take any action seeking to take advantage of any other law (including Debtor Relief Laws) relating to bankruptcy, insolvency, liquidation, termination, dissolution, winding up, or composition or readjustment of debts or of a substantial part of its assets; or (D) take any corporate or similar action for the purpose of effecting any of the foregoing;
(viii)
any lien other than Permitted Liens shall have been created upon the property of any Loan Party or any Subsidiary of a Loan Party in an amount, the required payment of which by such Loan Party or such Subsidiary of a Loan Party, as the case may be, would, in the judgment of EXIM Bank, materially and adversely affect the ability of such Loan Party to pay its indebtedness under this Agreement, any Note or any other Finance Document; and such lien has not been removed or discharged for a period of thirty (30) days from the date of its creation;
(ix)
any judgment against any Loan Party or any Subsidiary of a Loan Party shall have been entered on a claim not covered by insurance in an amount, the required payment of which by such Loan Party or such Subsidiary of a Loan Party, as the case may be, would, in the judgment of EXIM Bank, materially and adversely affect the ability of such Loan Party to pay its indebtedness under this Agreement, any Note or any other Finance Document; and such judgment has not been removed or discharged for a period of thirty (30) days from the date of its entry;
(x)
any Governmental Authority shall have (A) condemned, seized or expropriated all or substantially all of the property of any Loan Party or any Subsidiary of a Loan Party or (B) taken any action that, in the judgment of EXIM Bank, would affect materially and adversely the ability of any Loan Party to pay its indebtedness under this Agreement, any Note or any other Finance Document;
(xi)
any authorization, approval, consent, license, exemption, filing, registration, notarization or other requirement of any governmental, judicial or public body or authority necessary to enable any Loan Party to comply with its obligations hereunder or under any Note or under any other Finance Document shall have been revoked, rescinded, suspended, held invalid or otherwise limited in effect in a manner that would affect materially and adversely such Loan Party’s ability to perform its obligations hereunder or under any Note or under any other Finance Document; or any law, rule or regulation, decree or directive of any competent authority shall be enacted or issued that shall impair materially and adversely the ability or the right of any Loan Party to perform such obligations; or it shall become unlawful for any Loan Party to perform any such obligations;
(xii)
any Loan Party repudiates this Agreement or any other Finance Document or does or causes to be done any act or thing evidencing an intention to repudiate this Agreement or any other Finance Document;
(xiii)
any event of default under any indebtedness now or hereafter arising that is directly or indirectly owing (A) by any Loan Party or any of their respective affiliates to (B) EXIM Bank, any security trustee or agent acting for EXIM Bank, or any Person who is the beneficiary, directly or indirectly, of any guarantee by EXIM Bank (but only to the extent such indebtedness is guaranteed by EXIM Bank) (collectively, “Other EXIM Bank Debt”); provided that such event of default would, in the judgment of EXIM Bank, immediately or with the passage of time, materially and adversely affect the ability of any Loan Party or any of their respective affiliates, as the case may be, to either pay its indebtedness or perform its obligations under such Other EXIM Bank Debt;
(xiv)
any Supply Contract, or the performance by any party thereto of such party’s obligations under any Supply Contract, in the judgment of EXIM Bank, contravenes any Applicable Law;
(xv)
an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan that has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount that could reasonably be expected to have a material adverse effect;
(xvi)
the occurrence of any event that would cause any obligation or action taken or to be taken hereunder to be a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any substantially similar provision under any other federal, state or local laws, rules or regulations that could reasonably be expected to have a material adverse effect;
(xvii)
any material provision of any Finance Document shall for any reason (other than as expressly permitted hereunder or thereunder) cease to be valid and binding on or enforceable against any Loan Party or any Loan Party shall so state in writing or bring an action to limit its obligations or liabilities thereunder;
(xviii)
(A) any Security Document ceases at any time for any reason (other than as expressly permitted hereunder or thereunder) to provide the Liens, rights, titles, interests, remedies, powers or privileges created thereby, (B) any Lien created in any portion of the Collateral pledged pursuant to the Security Documents shall cease to be effective or fail to have the priority originally created under the Security Documents (other than as expressly permitted hereunder or thereunder), (C) the validity of the Security Documents or the applicability thereof to the obligations of any Loan Party hereunder or any part thereof shall be disaffirmed by or on behalf of any Loan Party, or (D) EXIM Bank’s security interest or other rights in any portion of the Collateral pledged pursuant to the Security Documents shall terminate in any manner other than that contemplated by the Finance Documents;
(xix)
except pursuant to the Security Documents, any Loan Party ceases to have the right to possess and use, or shall be prevented from accessing, possessing or using, the Project, the Project Site or any material portion thereof for the purpose of owning, constructing, maintaining and operating the Project in the manner contemplated by the Finance Documents, and such loss of right has or could reasonably be expected to have a material adverse effect;
(xx)
the Borrower ceases to use the Project Site for the Project in the manner contemplated by the Finance Documents or suspends all or substantially all of its activities in connection with the Project for a period of fifteen (15) or more consecutive days;
(xxi)
(A) any party to the Project Site Lease fails to comply with any of its material obligations contained in the Project Site Lease and such failure continues (x) beyond the applicable cure period, if any is specified, or (y) for more than thirty (30) days after the occurrence thereof, if no cure period is specified; (B) the Project Site Lease, or any material term thereof, at any time for any reason (u) ceases to be in full force and effect (other than upon expiration in accordance with its terms when fully performed or upon purchase of the Project Site by Borrower), (v) is declared to be void or is repudiated, (w) is suspended or revoked, or terminated (other than upon expiration in accordance with its terms when fully performed or upon purchase of the Project Site by Borrower), (x) ceases to give or provide the respective rights, titles, remedies, powers, or privileges intended to be created thereby (other than upon expiration in accordance with its terms when fully performed or upon purchase of the Project Site by Borrower), or (y) any party to the Project Site Lease contests the validity or enforceability of the Project Site Lease, or any term thereof that, in each case, in the determination of EXIM Bank, has or could reasonably be expected to have a material adverse effect; or (C) proceedings have been commenced before any Governmental Authority with respect to the termination of any of the Project Site Lease; or
(xxii)
any event or development occurs or any circumstance exists that, in the reasonable determination of EXIM Bank, has or could be expected to have a material adverse effect.

(b)
Remedies.
(i)
Upon the occurrence of any Event of Default, and at any time thereafter, if such event is continuing, EXIM Bank, by written notice to the Borrower, may declare immediately due and payable (A) all or any portion of the principal amount (including any Note) then outstanding, (B) accrued interest thereon to the date of payment, and (C) all other amounts owing under this Agreement. Except as expressly provided in Section 10.03(a), presentment, demand, protest and all other notices of any kind are hereby expressly waived.
(ii)
The rights under this Section 10.03(b) are in addition to and not a substitute for any other rights and remedies available to EXIM Bank under this Agreement, any Note, the Security Documents, any other Finance Document, and under Applicable Law.

section 11 GOVERNING LAW AND JURISDICTION

11.01 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, U.S.A., WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

11.02 Submission to Jurisdiction. Each Loan Party hereby irrevocably agrees that any legal suit, action or proceeding arising out of or relating to any of the Finance Documents or any of the transactions contemplated thereby may be instituted by the other parties hereto or by any party to any Finance Document in the courts of the State of New York or the federal courts sitting in the Borough of Manhattan, City of New York, State of New York. Each Loan Party hereby, with respect to itself, its revenues, and its properties, irrevocably waives, to the fullest extent permitted by law, any objection that such Loan Party may have now or hereafter to the laying of the venue or any objection based on forum non conveniens or based on the grounds of jurisdiction with respect to any such legal suit, action or proceeding; and each Loan Party irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding. Each Loan Party agrees that a judgment in any such action or proceeding shall be conclusive and binding upon such Loan Party and may be enforced in any other jurisdiction, including the United States by suit upon such judgment, a certified copy of which shall be conclusive evidence of the judgment.

11.03 Service of Process.

(a)
In the case of the courts of the State of New York or of the federal courts sitting in the State of New York, ~~each~~the Australian Guarantor hereby designates, appoints and empowers Cogency Global Inc as its authorized agent to accept, receive and acknowledge, for and on behalf of ~~such~~the Australian Guarantor, and its properties and revenues, service of any and all process that may be served in any action, suit or proceeding of the nature referred to above in the State of New York, which appointment, in each case, shall be irrevocable until the appointment and acceptance of a successor authorized agent, as the case may be, pursuant to the provisions of Section 11.03(d).

(b)
The Australian ~~Guarantors~~Guarantor further agree that such service of process may be made personally or by mailing or delivering a copy of the summons and complaint or other legal process in any such legal suit, action or proceeding to ~~such~~the Australian Guarantor, in care of its agent designated above at the aforesaid address, and such agent is hereby authorized to accept, receive and acknowledge the same for and on behalf of ~~such~~the Australian Guarantor and to admit service with respect thereto. Service upon such agent shall be deemed to be personal service on the ~~applicable~~ Australian Guarantor and shall be legal and binding upon ~~such~~the Australian Guarantor for all purposes notwithstanding any failure to mail copies of such legal process to ~~such~~the Australian Guarantor or any failure on the part of ~~such~~the Australian Guarantor to receive the same, and shall be deemed completed upon the delivery thereof to such agent whether or not such agent shall give notice thereof to ~~such~~the Australian Guarantor or upon the earliest other date permitted by Applicable Law (including the United States Foreign Sovereign Immunities Act of 1976, as amended).
(c)
Each Loan Party irrevocably agrees to the service of process of any of the aforementioned courts in any suit, action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, return receipt requested, to such Loan Party at the address referenced in Section 12.02, such service to be effective upon the date indicated on the postal receipt returned from such Loan Party, as the case may be, or in any other manner provided for notices in Section 12.02.
(d)
~~Each~~The Australian Guarantor agrees that it will at all times continuously maintain an agent to receive service of process in the State of New York on behalf of itself and its properties and revenues, and, in the event that for any reason its agent designated above shall not serve as agent for ~~such~~the Australian Guarantor to receive service of process in the State of New York on its behalf, ~~such~~the Australian Guarantor shall promptly appoint a successor satisfactory to EXIM Bank so to serve, advise EXIM Bank thereof, and deliver to EXIM Bank evidence in writing of the successor agent’s acceptance of such appointment for a term extending at least one year beyond the scheduled final repayment date of the Credit Facility and that such successor agent has been paid in full for such term. The foregoing provisions constitute, among other things, a special arrangement for service between the parties to this Agreement for the purposes of 28 U.S.C. § 1608.

11.04 Waiver of Immunity. Each Loan Party hereby irrevocably agrees that, to the extent that such Loan Party, as the case may be, or any of their respective assets has or may hereafter acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, whether in the United States or elsewhere, to enforce or collect upon the Credit Facility, any Note or any other Finance Document or any other liability or obligation of such Loan Party related to or arising from the transactions contemplated by any of the Finance Documents, including immunity from service of process, immunity from jurisdiction or judgment of any court or tribunal, immunity from discovery or disclosure of evidence including disclosing and producing documents and other evidence and producing witnesses to testify at a deposition, hearing or similar proceeding in accordance with Applicable Law, immunity from execution of a judgment, and immunity of any of its property from attachment prior to any entry of judgment, or from attachment in aid of execution upon a judgment, each Loan Party hereby expressly, unconditionally and irrevocably waives, to the fullest extent permitted by Applicable Law, any and all such immunity and expressly, unconditionally and irrevocably agrees not to assert any such right or claim in any such proceeding, whether in the United States or elsewhere.

11.05 Waiver of Security Requirements. To the extent any Loan Party may, in any action or proceeding arising out of or relating to any of the Finance Documents brought in the United States or elsewhere, be entitled under Applicable Law to require or claim that EXIM Bank post security for costs or take similar action, each Loan Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, and agrees not to claim the benefit of such entitlement.

11.06 No Limitation. Nothing in this ~~Section 11~~Section 11 shall affect the right of EXIM Bank to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Loan Party in the United States or in any other jurisdiction.

section 12 MISCELLANEOUS

12.01 Computations. Each determination of an interest rate or fee by EXIM Bank pursuant to any provision of this Agreement or any Note or any other Finance Document, in the absence of manifest error, shall be conclusive and binding on each Loan Party. All computations of interest and fees hereunder and under any Note shall be made on the basis of a year of 365 days and actual days elapsed, including for each relevant period, the first day but excluding the last.

12.02 Notices. Except as otherwise specified, all notices given hereunder shall be in writing in the English language, shall include the applicable Transaction Number and shall be given by mail, courier, electronic transmission (including email and portable document format) or personal delivery, and shall be deemed to be given for the purposes of this Agreement on the day that such notice is received by the intended recipient thereof, except for notices given by EXIM Bank, which shall be deemed given on the day such notice is deposited in the mail or sent by courier, electronic transmission (including email and portable document format) or personal delivery. Unless otherwise specified in this Agreement, including ~~Section 3~~Section 3, all notices shall be delivered to the parties hereto at their respective addresses indicated in the Term Sheet.

12.03 Disposition of Indebtedness.

(a)
EXIM Bank may sell, assign, transfer, pledge, negotiate, grant participations in or otherwise dispose of all or any part of its interest in all or any part of the Borrower’s indebtedness under this Agreement, any Note or any other Finance Document (collectively, a “Disposition of Indebtedness”) to any party (“New Party”) and any such party shall enjoy all the rights and privileges of EXIM Bank under this Agreement, each Note and any other Finance Document that is the subject of such Disposition of Indebtedness. Notwithstanding the foregoing, (i) each New Party agrees to be subject to the provisions of Section 7.02 and Section 7.04 as if it was EXIM Bank and (ii) no Assignee shall be entitled to receive any greater payment under Section 7.02 or Section 7.04 than EXIM Bank would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a change in Applicable Law that occurs after the New Party acquired its assignment or participation. Documentation Agent, acting as a non-fiduciary agent of Borrower (solely for tax purposes), shall maintain (a) a copy (or electronic equivalent) of the documentation for each Disposition of Indebtedness delivered to it, and

(b) a register for recordation of the names and addresses of, the Total Commitment Amount and amounts owed by the Borrower under this Agreement, any Note or any other Finance Document (including principal amounts and stated interest) to, EXIM Bank and/or each New Party, as applicable (the “Register”). Entries in the Register shall be conclusive, absent manifest error, and Borrower, Documentation Agent, EXIM Bank and each New Party shall treat each Person recorded in the Register as a lender for all purposes under the Finance Documents, notwithstanding any notice to the contrary. The Register shall be available for inspection by Borrower, EXIM Bank and any New Party, from time to time upon reasonable notice. Each Assignee that sells a participation shall, acting as a non-fiduciary agent of Borrower (solely for Tax purposes), maintain a register in which it enters each participant’s name, address, and the principal amounts (and stated interest) of each participant’s interest in the Borrower’s indebtedness under the Finance Documents or other obligations under the Finance Documents (the “Participant Register”), provided that no such participant shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant's interest in any commitments, loans or its other obligations under any Finance Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under U.S. Treasury Regulations Section 5f.103-1(c). The entries in the Participant Register shall be conclusive absent manifest error, and such Participant shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Documentation Agent (in its capacity as Documentation Agent) shall have no responsibility for maintaining a Participant Register.
(b)
Each Loan Party shall, at the request of EXIM Bank, execute and deliver to any party that EXIM Bank may designate, any such further instruments as may be necessary or desirable to give full force and effect to a Disposition of Indebtedness by EXIM Bank. Notwithstanding anything to the contrary contained herein, no Loan Party may assign or otherwise transfer any of its debts or obligations under this Agreement, any Note, or any other Finance Document without the prior written consent of EXIM Bank.

12.04 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

12.05 Disclaimer. EXIM Bank shall not be responsible in any way for the performance of any Supply Contract, and no claim against a Supplier or any other Person with respect to the performance of any Supply Contract will affect the obligations of any Loan Party under any of the Finance Documents.

12.06 Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, no Loan Party shall assert, and hereby waives, any claim against EXIM Bank, and any other Indemnified Person (each such Person being called a “Protected Person”), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Finance Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, or the use of the proceeds thereof. No Protected Person shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Finance Documents or the transactions contemplated hereby or thereby.

12.07 Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to EXIM Bank, or EXIM Bank exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by EXIM Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.

12.08 No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Finance Document), each Loan Party acknowledges and agrees, and acknowledges its respective affiliates’ understanding, that (a) no fiduciary, advisory or agency relationship between such Loan Party and EXIM Bank is intended to be or has been created in respect of the transactions contemplated hereby or by the other Finance Documents, irrespective of whether EXIM Bank has advised or is advising such Loan Party on other matters, (b) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (c) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Finance Documents. To the fullest extent permitted by Applicable Law, each Loan Party hereby waives and releases any claims that it may have against EXIM Bank with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

12.09 No Waiver; Remedies Cumulative. No failure or delay on the part of EXIM Bank in exercising any right, power or privilege under this Agreement, any Note or any other Finance Document and no course of dealing between or among any Loan Party and EXIM Bank shall operate as a waiver of such right, power or privilege; nor shall any single or partial exercise of any right, power or privilege hereunder, under any Note or any other Finance Document preclude any other right, power or privilege hereunder or thereunder. The rights and remedies expressly provided herein are cumulative and not exclusive of any rights or remedies that EXIM Bank would otherwise have. No notice to or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of EXIM Bank to take any other or further action in any circumstances without notice or demand.

12.10 Entire Agreement. This Agreement and the other Finance Documents contain the entire agreement among the parties hereto regarding the Credit Facility.

12.11 Amendment or Waiver. This Agreement may not be amended, changed, discharged or terminated without the written consent of the parties hereto.

12.12 Counterparts. This Agreement may be signed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart signature page by e-mail (PDF) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

12.13 Judgment Currency. Except as provided for in Section 7.03(b), all payments of principal, interest, fees or other amounts due hereunder, under any Note or any other Finance Document shall be made in U.S. Dollars, regardless of any law, rule, regulation or statute, whether now or hereafter in existence or in effect in any jurisdiction, which affects or purports to affect such obligations. The obligation of Loan Parties in respect of any amount due under this Agreement, any Note or any other Finance Document, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), shall be discharged only to the extent of the amount in U.S. Dollars that the Person entitled to receive that payment may, in accordance with normal banking procedures, purchase with the sum paid in that other currency (after any premium and costs of exchange) on the Business Day immediately succeeding the day on which that Person receives that payment. If the amount in U.S. Dollars that may be so purchased for any reason falls short of the amount originally due, the Loan Parties shall pay such additional amounts, in U.S. Dollars, to compensate for the shortfall. Any obligation of the Loan Parties not discharged by that payment shall continue to be due as a separate and independent obligation and shall accrue interest in accordance with Section 5.02 until discharged as provided herein.

12.14 English Language. All documents to be delivered by any party hereto pursuant to the terms hereof shall be in the English language or, if originally written in another language, shall be accompanied by an accurate English translation, upon which the other parties hereto shall have the right to rely for all purposes under this Agreement and any Note. If this Agreement or any other Finance Document (or any provision of this Agreement or any other Finance Document) is translated into any language other than English, the version which is in English shall prevail in case of any discrepancy with any version in any other language.

12.15 Severability. To the extent permitted by Applicable Law, the illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

12.16 Waiver of Jury Trial. FOR THE PURPOSES OF THIS AGREEMENT AND EACH OTHER FINANCE DOCUMENT, EACH LOAN PARTY AND EXIM BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN

CONNECTION WITH THIS AGREEMENT OR WITH ANY OTHER FINANCE DOCUMENT, WITH ANY COURSE OF CONDUCT, WITH ANY COURSE OF DEALING, WITH ANY STATEMENTS (WHETHER ORAL OR WRITTEN), OR WITH ANY ACTIONS OR OMISSIONS OF ANY PARTY HERETO OR OF ANY OTHER PERSON RELATING TO THIS AGREEMENT OR TO ANY OTHER FINANCE DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EXIM BANK TO ENTER INTO THIS AGREEMENT.

12.17 Survival. The expiration or termination of this Agreement does not terminate or affect any obligation hereunder that either expressly or by its nature survives the expiration or termination of this Agreement.

12.18 Patriot Act. In the event that EXIM Bank is subject to the PATRIOT Act, EXIM Bank hereby notifies each Loan Party that, pursuant to the requirements of the PATRIOT Act, it may be required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow EXIM Bank to identify such Loan Party in accordance with the PATRIOT Act.

section 13 GUARANTEE.

13.01 Guarantors’ Guarantee. Each Guarantor hereby, jointly and severally, absolutely and unconditionally and irrevocably guarantees to EXIM Bank the full, prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) of the aggregate outstanding principal amount of the Disbursements hereunder, interest thereon and any and all other amounts payable by the Borrower to EXIM Bank under this Agreement or any Note or any other Finance Document. If the Borrower shall fail to pay when due any or all sums hereby guaranteed (whether at stated maturity, by acceleration or otherwise), the Guarantors shall forthwith pay, without any demand or notice, the full amount due and payable by the Borrower in U.S. Dollars at the place and in the manner required by this Agreement or any Note. This is a guarantee of payment and not merely of collection, and shall remain in full force and effect until all the obligations of the Borrower hereby guaranteed are paid in full. To the extent permitted by Applicable Law, each Guarantor waives all defenses of a surety or guarantor to which it may be entitled by statute or otherwise.

13.02 Guarantee Continuing and Unconditional.

(a)
The Guarantors’ Guarantee is a continuing, absolute and unconditional guarantee of payment as primary obligor and not merely as surety, and shall apply to all obligations of the Borrower under this Agreement and any Note whenever arising. Without limiting the generality of the foregoing, the Guarantors’ Guarantee shall not be released, discharged or otherwise affected by: (i) the lack of genuineness, legality, validity, regularity or enforceability of this Agreement, any Note, any Finance Document or any other agreement or document contemplated hereby or thereby; (ii) the surrender, release, exchange, substitution, taking of any additional collateral, or impairment of any collateral; (iii) failure by the Borrower to comply with any of the terms of this Agreement, any Note or any other Finance Document; (iv) any change in the name, authorized activities, capital stock, corporate existence, structure, personnel or ownership of the Borrower; (v) any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets;

or (vi) any other act, omission to act or delay of any kind by the Borrower, the Guarantors or EXIM Bank or any other Person, or any other circumstance whatsoever that might, but for the provisions of this Section 13.02, constitute a legal or equitable discharge or defense to any Guarantor’s obligations hereunder.
(b)
Each Guarantor hereby irrevocably and expressly waives, to the fullest extent permitted by Applicable Law, all diligence, presentments, demands, protests and notices of any kind whatsoever, including notices of nonperformance or nonpayment, notices of default, notices of protest, notices of dishonor, notices of acceptance of this Guarantors’ Guarantee, and notices of the existence, creation or incurring of new or additional obligations by the Borrower under this Agreement, any Note or any other Finance Document.
(c)
Each Guarantor consents that, without notice to such Guarantor and without the necessity for any additional endorsement, consent or guarantee by such Guarantor, the liabilities of the Borrower hereby guaranteed may, from time to time, be renewed, extended, increased, accelerated, modified (including any change in interest rate or a switch from a floating to fixed rate of interest), amended, compromised, waived, released or discharged by EXIM Bank; and any security which is or in the future may be held, or any other guarantee issued for, the payment of the indebtedness of the Borrower under this Agreement, any Note or any other Finance Document may be exchanged, sold or surrendered by EXIM Bank, all without impairing or affecting in any way the obligation of such Guarantor hereunder. EXIM Bank shall not be obliged to enforce any remedies against the Borrower or any guarantee or security that it may hold before being entitled to payment from any Guarantor of the obligations hereby guaranteed.
(d)
Each Guarantor covenants and agrees that until all amounts owing under this Agreement, any Note and any other Finance Document have been paid in full, unless EXIM Bank shall have otherwise consented in writing: (a) such Guarantor shall not take any action that would prevent or interfere with the observance and performance by the Borrower of any covenant, agreement or obligation of the Borrower set forth in any of the Finance Documents and (b) such Guarantor shall not exercise any rights of subrogation which it may acquire due to its payment of the Borrower’s obligations pursuant to the Guarantors’ Guarantee unless and until all sums payable under this Agreement, any Note and any other Finance Document have been paid in full, and if any payment shall be made to any Guarantor on account of such rights of subrogation, it shall promptly pay such amount to EXIM Bank.

13.03 Reinstatement. The Guarantors’ Guarantee shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of obligations hereby guaranteed is recovered from or repaid by EXIM Bank or any other party as a result of any proceeding in bankruptcy, insolvency, reorganization or otherwise.

13.04 Endorsement of Note(s). If a Note has been requested by EXIM Bank, to evidence further the Guarantors’ Guarantee contained in Section 13.01, each Guarantor agrees to endorse and execute the guarantee legend, in the form attached to Annex A on such Note, including any replacement Note issued pursuant to Section 5.04 herein.

~~IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.~~

~~Borrower:~~

~~Amaero Advanced Materials & Manufacturing Inc.~~

~~By:~~

~~(~~[Signature~~)~~ pages intentionally omitted]

~~Name:~~

~~Title:~~

~~[Signature Page to Credit Agreement - AP089530XX]~~

~~[Signature Page to Credit Agreement - AP089530XX]~~

~~guarantors:~~

~~Executed by Amaero International Limited ACN 633 541 634 in accordance with section 127 of the Corporations Act 2001 (Cth):~~

~~Signature of director~~	~~Signature of company secretary/director~~

~~Full name of above signatory~~	~~Full name of above signatory~~

~~(Print)~~

~~Executed by Amaero Engineering Pty Limited (ACN 162 732 649) in accordance with section 127 of the Corporations Act 2001 (Cth):~~

~~Signature of director~~	~~Signature of company secretary/director~~

~~Full name of above signatory~~	~~Full name of above signatory~~

~~(Print)~~

~~Executed by Amaero Alloys Pty Limited (ACN 644 922 636) in accordance with section 127 of the Corporations Act 2001 (Cth):~~

~~Signature of director~~	~~Signature of company secretary/director~~

~~Full name of above signatory~~	~~Full name of above signatory~~

~~(Print)~~

~~Am AERO INC.~~

~~By:~~

~~(Signature)~~

~~Name:~~

~~[Signature Page to Credit Agreement - AP089530XX]~~

~~Title:~~

~~[Signature Page to Credit Agreement - AP089530XX]~~

~~EXPORT-IMPORT BANK OF THE UNITED STATES~~

~~By:~~

~~(Signature)~~

~~Name:~~

~~Bryan Rolfe~~

~~Title:~~

~~Senior Vice President – Office of Board Authorized Finance~~

~~[Signature Page to Credit Agreement - AP089530XX]~~

SCHEDULE 1 – REPAYMENT SCHEDULE

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Schedule 1

SCHEDULE 2 – MINIMUM INSURANCE REQUIREMENTS

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Schedule 2

SCHEDULE 3 – CAPITALIZATION; SUBSIDIARIES

[***]

Schedule 3

SCHEDULE 4 – PERMITTED INDEBTEDNESS

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Schedule 4

SCHEDULE 5 – PERMITTED INVESTMENTS

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Schedule 5

SCHEDULE 6 – PERMITTED LIENS

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Schedule 6

ANNEX A

Form of Note

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Annex A

SCHEDULE 2 TO THE PROMISSORY NOTE

PRINCIPAL REPAYMENT SCHEDULE

[***]

Annex A

ANNEX B

DISBURSEMENT PROCEDURES FOR DIRECT CREDITS

[***]

Annex B

FORM OF REQUEST FOR REIMBURSEMENT	Exhibit B-1
TO BORROWER’S ACCOUNT

[***]

Annex B (Exhibit 1)

ANNEX A

FORM OF MMIA COMPLIANCE PLAN	Annex C

[***]

Annex C

FORM OF MMIA ANNUAL REPORT	Annex D

[***]

FORM OF COMPLIANCE CERTIFICATE	Annex E

[***]

ANNEX A

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